AIG Retirement Company I
2929 Allen Parkway
Houston, Texas 77019

October 1, 2008

Prospectus

AIG Retirement Company I (“ARC I”) is a mutual fund made up of 33 separate funds (collectively, the “Funds” and each a “Fund”). Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this prospectus.

Asset Allocation Fund
Blue Chip Growth Fund
Broad Cap Value Income Fund
Capital Conservation Fund
Core Equity Fund
Core Value Fund
Foreign Value Fund
Global Equity Fund
Global Real Estate Fund (formerly, Real Estate Fund)
Global Social Awareness Fund
Global Strategy Fund
Government Securities Fund
Growth Fund (formerly, VALIC Ultra Fund)
Growth & Income Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100® Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund (formerly, Small Cap Strategic Growth Fund)
Stock Index Fund
Value Fund

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Welcome

This prospectus provides you with information you need to know before investing in the Funds. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words “you” and “your” mean the participant. “VALIC” means The Variable Annuity Life Insurance Company, the investment adviser to ARC I.

Individuals participate in these Funds through an annuity contract or variable life insurance policy (collectively, the “Contracts” and each a “Contract”) with VALIC or one of its affiliates, through a qualifying employer-sponsored retirement plan (collectively, the “Plans” and each a “Plan”), or Individual Retirement Accounts (“IRAs”) under which the Funds may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC or an IRA in which VALIC serves as the custodian/trustee should be directed, in writing, to AIG Retirement Client Services, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

About the Funds

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by ARC I’s Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund’s investment strategy that requires 80% of its net assets to be invested in certain securities. ARC I may change these strategies without investor approval; however, investors will receive 60 days notice prior to any such change.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund’s investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objectives.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

Asset Allocation Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks maximum aggregate rate of return over the long term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

Investment Strategy
The Fund is an asset allocation fund that attempts to maximize returns with a mix of stocks, bonds and money market securities. The sub-adviser buys and sells securities for the Fund by changing its investment mix among stocks, intermediate and long-term bonds and money market securities. As a result, the Fund’s investments may change often. Also, the Fund can invest 100% in just one of these market sectors.

Unlike an index fund, which tries to increase the money you invest by matching a specific index’s performance, the Fund tries to perform better than a blend of three market sectors measured by:

-	the Standard & Poor’s (“S&P”) 500® Index;

-	the Lehman Brothers Aggregate Bond Index; and

-	Treasury-Bill 3 Month Index (“T-Bill 3 Month Index”)

An asset allocation model is used to help the sub-adviser decide how to allocate the Fund’s assets. The model analyzes many factors that affect the performance of securities that comprise certain indices.

Based on the model, the sub-adviser will normally allocate the Fund’s assets approximately according to the following market sectors:

Stocks (common stock, preferred stock and convertible preferred stock)	55%
Intermediate and long-term bonds	35%
High quality money market securities	10%

The Fund has established separate sub-objectives for investments in each of the three market sectors. Within the stock sector, the Fund seeks appreciation of capital by selecting stocks of primarily large capitalization companies that the sub-adviser believes may participate in the growth of the nation’s economy. Within the bond sector, the Fund will generally seek high current income consistent with reasonable investment risk. Within the money market sector, the Fund seeks the highest level of current income consistent with liquidity, stability, and preservation of capital.

The Fund may invest up to 20% of net assets in lower quality domestic or U.S. dollar-denominated fixed income securities rated below Baa3 by Moody’s Investor Services, Inc. or BBB– by Standard & Poor’s Corporation. The Fund may invest up to 10% of net assets in credit default swaps. The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Lehman Brothers Aggregate Bond Index.

The Fund may also invest in foreign securities (up to 35% of total assets), loan assignments (up to 15% of net assets) and unseasoned issuers (up to 10% of net assets).

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk. As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investment in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Liquidity Risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the

Asset Allocation Fund

value of such securities and the Fund’s share price may fall dramatically.

Lower Rated Fixed Income Securities Risk:  A portion of the Fund’s investments may be in high yielding, high risk fixed income securities, commonly known as junk bonds, that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Model Risk: The risk that the asset allocation model fails to produce the optimal allocation.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history and newly public companies). These companies may not have established products, more experienced management, or an earnings history and their stocks may lack liquidity and be very volatile.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index, a blended index and the components of such blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was –7.35%.

Best quarter:  11.09%, quarter ending December 31, 1998

Worst quarter:  –7.81%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index, a blended index and each of its components. The percentages of each index included in the blended indices may differ from the percentages their respective asset classes represent in the Fund’s investment portfolio.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	6.30%	9.85%	6.00%
S&P 500® Index	5.49%	12.83%	5.91%
Blended Index	6.04%	8.93%	6.01%
Lehman Bros. Agg. Bond Index	6.97%	4.42%	5.97%
T-Bill 3 Month Index	4.40%	2.90%	3.51%

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value. The Blended Index is comprised of the S&P 500® Index (55%), the Lehman Brothers Aggregate Bond Index (35%) and the T-Bill 3 Month Index (10%). The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

Blue Chip Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
T. Rowe Price Associates, Inc.

Investment Objective
The Fund seeks long-term capital growth. Income is a secondary objective.

Investment Strategy
The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. Generally, large- and mid-cap stocks will include companies whose market capitalizations, at the time of purchase, are greater than or equal to the smallest company included in the Russell Midcap® Index. As of July 31, 2008, the smallest company in the index had a market-cap of approximately $113 million. “Net assets” will take into account borrowings for investment purposes.

Blue chip growth companies are firms that, in the sub-adviser’s view, are well-established in their industries and have the potential for above-average earnings growth, which may include companies in the technology sector. The sub-adviser focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. The sub-adviser’s investment approach reflects the belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the sub-adviser targets will have good prospects for dividend growth.

The Fund may also invest up to 20% of its total assets in foreign securities, which include non-dollar denominated securities traded outside of the U.S.

In pursuing its investment objective, the Fund’s sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Large and Medium Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Medium capitalization companies, which usually do not have as much financial strength as large capitalization companies, may not be able to do as well in difficult times.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Blue Chip Growth Fund

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2008, the Fund’s return was –10.79%.

Best quarter:  15.24%, quarter ending June 30, 2003

Worst quarter:  –16.91%, quarter ending March 31, 2001

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index for the periods shown.

			Since Inception
As of December 31, 2007	1 Year	5 Years	(11/1/2000)

The Fund	13.09%	13.08%	1.59%
S&P 500® Index	5.49%	12.83%	2.11%

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

Broad Cap Value Income Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Barrow, Hanley, Mewhinney & Strauss, Inc.

Investment Objective
The Fund seeks total return through capital appreciation with income as a secondary objective.

Investment Strategy
Under normal circumstances, the Fund intends to invest primarily in equity securities of U.S. large- and medium-capitalization companies that the sub-adviser believes are undervalued. Generally, these companies will have a market capitalization of at least $1 billion, though the Fund may invest in small-capitalization companies.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for total return, such as preferred securities, warrants and securities convertible into common stock, and equity swaps. In addition, the Fund may invest up to 20% of its net assets in foreign securities and up to 15% of its net assets in real estate securities and real estate investment trusts (“REITs”). “Net assets” will take into account borrowing for investment purposes.

The sub-adviser will utilize a value-oriented investment style that emphasizes companies whose stocks are undervalued based on certain financial measurements, including price-to-earnings and price-to-book ratios and dividend income potential. In choosing investments, the sub-adviser utilizes a bottom-up process that involves researching and evaluating companies for potential investment. Undervalued or “deep value” stocks are generally those that are out of favor with investors and presently trading at prices that the sub-adviser feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price-to-earnings or price-to-book ratios. The sub-adviser’s bottom-up process includes ranking current holdings and potential investments on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return and appreciation potential. It is expected that the average price-to-earnings ratio of the Fund’s stocks will be lower than the average of the Russell 1000® Value Index. The sub-adviser may sell a security for a variety of reasons, however, existing holdings generally are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Large and Medium Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Medium capitalization companies, which usually do not have as much financial strength as large capitalization companies, may not be able to do as well in difficult times.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Real Estate Investments Risk: Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Broad Cap Value Income Fund

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 1000® Value Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2008, the Fund’s return was –13.77%.

Best quarter:  6.91%, quarter ending December 31, 2006

Worst quarter:  –3.59%, quarter ending December 31, 2007

This table compares the Fund’s average annual returns to the returns of the Russell 1000® Value Index for the periods shown.

		Since Inception
As of December 31, 2007	1 Year	(12/05/2005)

The Fund	1.95%	8.56%
Russell 1000® Value Index	−0.17%	9.75%

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Capital Conservation Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

Investment Strategy
The Fund invests in investment grade bonds to seek to provide you with the highest possible total return from current income and capital gains while preserving your investment. To increase the Fund’s earning potential, the sub-adviser may use a small part of the Fund’s assets to make some higher risk investments, as described herein. The sub-adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

The Fund invests at least 75% of the Fund’s total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities. Investment grade bonds are bonds that are rated at least Baa by Moody’s Investor Services, Inc. or another rating organization. See the Statement of Additional Information for a detailed description of the ratings.

The Fund may invest up to 20% of total assets in lower quality domestic or U.S. dollar-denominated fixed income securities rated below Baa3 by Moody’s Investor Services, Inc. and BBB− by Standard & Poor’s Corporation. The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Lehman Brothers Aggregate Bond Index. In addition, the Fund may invest in high-yield emerging market debt (up to 20% of net assets).

The Fund may acquire common stocks by conversion of income-bearing securities or by exercising warrants attached to income-bearing securities. The Fund may hold up to 10% of its assets, valued at the time of acquisition, in common stocks. The Fund may invest in credit default swaps (up to 10% of net assets), loan assignments (up to 15% of net assets) and unseasoned issuers (up to 10% of net assets).

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section we provide the Fund’s portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Fixed Income Security Risk: As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities.

Lower Rated Fixed Income Securities Risk: A portion of the Fund’s investments may be in high yielding, high risk fixed income securities that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investment in lower rated fixed income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Capital Conservation Fund

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

Securities Selection Risk:  A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history and newly public companies). These companies may not have established products, more experienced management, or an earnings history and their stocks may lack liquidity and be very volatile.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit”of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Lehman Brothers Aggregate Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was –0.63%.

Best quarter:  4.47%, quarter ending September 30, 2002

Worst quarter:  –2.55%, quarter ending June 30, 2004

This table compares the Fund’s average annual returns to the returns of the Lehman Brothers Aggregate Bond Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	3.66%	3.61%	5.05%
Lehman Bros. Agg. Bond Index	6.97%	4.42%	5.97%

The Lehman Brothers Aggregate Bond Index is an unmanaged index that is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Core Equity Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
BlackRock Investment Management, LLC (“BlackRock”)

Investment Objective
The Fund seeks to provide long-term growth of capital through investment primarily in equity securities.

Investment Strategy
The Fund invests primarily in large-cap quality companies with long-term growth potential. Important characteristics of such companies include: a strong management team, a leadership position within an industry, a globally competitive focus, a strong balance sheet and a high return on equity. The Fund invests, under normal circumstances, at least 80% of net assets, at the time of purchase, in common stocks and related securities, including preferred stocks and convertible stocks. “Net assets” will take into account borrowings for investment purposes.

The investment strategy is a conservative, long-term approach which is a blend of top down sector analysis and bottom up security selection.

•	Top Down Sector Analysis. The sub-adviser analyzes the macroeconomic and investment environment, including an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through top down analysis, the sub-adviser anticipates trends and changes in markets in the economy as a whole and identifies industries and sectors that are expected to outperform.

•	Bottom-Up Security Selection. Bottom-up security selection consists of the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its management, business environment, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-advisers’ assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 1000® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for each calendar year for the last ten years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund’s returns reflect investment management fees and other Fund expenses.

Prior to September 1, 1999, the Fund was sub-advised by T. Rowe Price Associates, Inc. Wellington Management Company, LLP served as a sub-adviser from September 1, 1999 to March 5, 2007 and Edge Asset Management, Inc. (formerly, WM Advisors, Inc.) served as a co-sub-adviser from January 1, 2002 to March 5, 2007. BlackRock assumed sub-advisory duties on March 5, 2007.

For the year-to-date through June 30, 2008, the Fund’s return was −11.64%.

Best quarter:  27.67%, quarter ending December 31, 1998

Worst quarter:  −20.82%, quarter ending September 30, 1998

This table compares the Fund’s average annual returns to the returns of the Russell 1000® Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	2.98%	10.38%	2.54%
Russell 1000® Index	5.77%	13.43%	6.20%

The Russell 1000® Index is a market capitalization-weighted benchmark index made up of the 1000 largest U.S. stocks in the Russell 3000® Index.

Core Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
American Century Investment Management, Inc.

Investment Objective
The Fund seeks capital growth by investing in common stocks. Income is a secondary objective.

Investment Strategy
To pursue the Fund’s investment objective, the Fund’s sub-adviser will utilize two investment strategies. Approximately 50% of the Fund’s assets will be managed using the sub-adviser’s quantitative income and growth investment strategy, which employs quantitative management techniques in a two-step process. In the first step, the sub-adviser ranks stocks, primarily large (those with a market capitalization greater than $2 billion) publicly traded U.S. companies (measured by the value of their stock) from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock’s value, as well as measures of its growth potential. To measure value, the sub-adviser uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the sub-adviser uses, the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the sub-adviser uses a technique called portfolio optimization. In portfolio optimization, the sub-adviser uses a computer to build a portfolio of stocks from the ranking described above, that the sub-adviser believes will provide the optimal balance between risk and expected return. The goal is to attempt to create a fund that provides better returns than its benchmark without taking on significant additional risk. The sub-adviser also attempts to create a dividend yield for the Fund that will be greater than that of the S&P 500® Index.

When using the quantitative income and growth strategy, the sub-adviser generally sells stocks from the Fund’s portfolio when it believes:

-	a stock becomes less attractive relative to other stock opportunities;

-	a stock’s risk parameters outweigh its return opportunity;

-	more attractive alternatives are identified; or

-	specific events alter a stock’s prospects.

The remainder of the Fund’s assets will be managed utilizing the sub-adviser’s large company value investment strategy, which under normal market conditions, will invest at least 80% of those assets in equity securities of large capitalization companies. The sub-adviser considers large capitalization companies to include those with a market capitalization within the range of the Russell 1000® Index. Though market capitalization may change from time to time, as of May 30, 2008, the capitalization range of the Russell 1000® Index was $1.3 billion to $469 billion. In selecting stocks using the large company value strategy, the sub-adviser looks for companies that are temporarily out of favor in the market. The sub-adviser attempts to purchase the stock of those undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the sub-adviser believes more accurately reflects the fair value of the company. Similarly, the sub-adviser may sell stocks from the Fund’s portfolio if it believes a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the sub-adviser looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies stock prices. The sub-adviser also may consider whether the companies securities have a favorable income-paying history and whether income payments are expected to continue or increase.

The sub-adviser does not attempt to time the market. Instead, under normal market conditions, the sub-adviser intends to keep the assets in the quantitative income and growth investment strategy essentially fully invested in stocks and at least 80% of the assets in the large company value investment strategy invested in equity securities of large companies regardless of the movement of stock prices generally. When the sub-adviser believes it is prudent, the Fund may invest a portion of its assets in foreign securities (up to 35% of net assets), debt securities, preferred stock, short term securities and equity equivalent securities such as convertible securities, stock futures contracts or stock index futures contracts, and other similar securities. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risks of these types of investments.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investment in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be

Core Value Fund

unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize small- or mid-cap companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Price Volatility Risk: The value of the Fund’s shares may fluctuate significantly in the short term.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove inaccurate.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 1000® Value Index, S&P 500® Index and a Blended Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2008, the Fund’s return was −12.93%.

Best quarter:  16.25%, quarter ending June 30, 2003

Worst quarter:  −17.09%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the Russell 1000® Value Index, S&P 500® Index and a Blended Index for the periods shown.

			Since Inception
As of December 31, 2007	1 Year	5 Years	(12/11/2000)

The Fund	−0.45%	12.19%	3.58%
Russell 1000® Value Index	−0.17%	14.63%	7.04%
S&P 500® Index	5.49%	12.83%	2.74%
Blended Index	2.63%	13.73%	4.90%

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value. The Blended Index is comprised of the S&P® 500 Index (50%) and the Russell 1000® Value Index (50%).

Foreign Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Templeton Global Advisors Limited

Investment Objective
The Fund seeks long-term growth of capital.

Investment Strategy
Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including emerging markets. Typically, the Fund will invest at least 80% of its net assets in “foreign securities,” as defined below, which may include emerging markets. “Net assets” will take into account borrowings for investment purposes.

For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies:

-	whose principal securities trading markets are outside the U.S.;

-	that derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.;

-	that have 50% or more of their assets outside the U.S.;

-	that are linked to non-U.S. dollar currencies; or

-	that are organized under the laws of, or with principal offices in, another country.

The Fund also invests in American, European and Global depositary receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Although the Fund invests primarily in securities of issuers located in developed countries, the Fund may invest all of its assets in securities of issuers located in emerging markets.

Depending upon current market conditions, the Fund may invest in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

When choosing equity investments for the Fund, the sub-adviser applies a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the sub-adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The sub-adviser also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ration, price/earnings ratio, profit margins and liquidation value.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Country, Sector or Industry Risk: To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Fixed Income Security Risk. As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that

Foreign Value Fund

are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Morgan Stanley Capital International Europe, Austalasia and Far East Index (“MSCI EAFE Index”). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2008, the Fund’s return was −14.38%.

Best quarter:  9.40%, quarter ending December 31, 2006

Worst quarter:  0.62%, quarter ending December 31, 2007

This table compares the Fund’s average annual returns to the returns of the MSCI EAFE Index for the periods shown.

		Since Inception
As of December 31, 2007	1 Year	(12/05/2005)

The Fund	11.17%	16.49%
MSCI EAFE Index	11.17%	19.40%

The MSCI EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

Global Equity Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Putnam Investment Management, LLC

Investment Objective
The Fund seeks capital appreciation.

Investment Strategy
The Fund invests mainly in common stocks of companies worldwide that are believed to have favorable investment potential. For example, the Fund may purchase stocks of companies with stock prices that reflect a value lower than that which the sub-adviser places on the company. The sub-adviser also considers other factors that it believes will cause the stock price to rise.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments. “Net assets” will take into account borrowings for investment purposes. The Fund invests primarily in mid-cap and large-cap companies with market capitalizations in excess of $1 billion, although it can invest in companies of any size. In addition, the Fund invests mainly in companies located in developed countries, though it may invest up to 25% of its total assets in companies located in emerging markets.

The Fund may invest up to 25% of its total assets in depositary receipts. The Fund may invest up to 20% of its total assets in various derivative securities or strategies such as options, futures, warrants, equity swaps and currency forward contracts. The Fund typically invests in currency forward contracts to hedge underlying equity positions or to alter the currency characteristics of the underlying equity positions.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Large and Medium Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Medium capitalization companies, which usually do not have as much financial strength as large capitalization companies, may not be able to do as well in difficult times.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Global Equity Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Morgan Stanley Capital International World Index (“MSCI World Index”). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2008, the Fund’s return was −11.44%.

Best quarter:  10.66%, quarter ending June 30, 2007

Worst quarter:  −5.70%, quarter ending December 31, 2007

This table compares the Fund’s average annual returns to the returns of the MSCI World Index for the periods shown.

		Since Inception
As of December 31, 2007	1 Year	(12/05/2005)

The Fund	9.07%	15.21%
MSCI World Index	9.04%	14.22%

The MSCI World Index is a market-capitalization weighted index composed of companies representative of the developed market countries in North America, Europe and the Asia/Pacific region.

Global Real Estate Fund (formerly, the Real Estate Fund)
Fact Sheet

Investment Adviser
VALIC

Investment Sub-advisers
Goldman Sachs Asset Management, L.P. (“GSAM”)
Invesco Aim Capital Management, Inc. (“Invesco Aim”)

Investment Objective
The Fund seeks high total return through long-term growth of capital and current income.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in real estate and real estate-related companies. A company is considered a “real estate company” or “real estate-related company” if at least 50% of its net assets, gross income or net profits are attributable to ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. These companies include (i) real estate investment trusts (“REITs”) or other real estate operating companies that (a) own property, (b) make or invest in short term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The principal type of securities purchased by the Fund is common stock which is a type of equity security. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. The Fund may purchase debt securities including U.S. Treasury and agency bonds and notes. The Fund may invest up to 10% of net assets in non-investment grade debt securities (commonly known as “junk bonds”).

The Fund may invest up to 75% of its total assets in foreign securities, including securities of issuers in emerging markets. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in Japan, the United Kingdom, Australia, Hong Kong, Singapore, Canada and France. From time to time, the Fund’s investments in a particular country may exceed 25% of its investment portfolio.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company.

The Fund may engage in short sales of securities. Generally, the Fund may sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns. The Fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund’s total assets.

Invesco Aim, through a sub-sub-advisory relationship with its affiliate, Invesco Institutional (N.A.), Inc., is responsible for investing the portion of the Fund’s assets invested in domestic real estate securities and GSAM is generally responsible for investing the portion of the Fund’s assets invested in international real estate securities.

“Net assets” will take into account borrowing for investment purposes.

Investment Risks
Concentration Risk:  Because the Fund concentrates its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies and industries.

Credit Risk:  The risk that an issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk:  Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk:  Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk:  The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Fixed Income Security Risk:  As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. A portion of the Fund’s investments in bonds may be in high yielding, high risk fixed income securities, commonly known as junk bonds that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities.

Foreign Investment Risk:  Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or social, economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available. Loss may also result from the imposition of exchange controls, confiscations and other governmental restrictions. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable

Global Real Estate Fund

prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk:  The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Non-Diversification Risk:  The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified fund’s risk may increase because the effect of each security on its performance is greater.

Real Estate Risk:  Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively. Real estate risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination.

Real estate companies tend to be small to medium-sized companies. Real estate company shares, like other small company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company’s shares, which means that buy and sell transactions in those shares could have a larger impact on the share’s price than is the case with large company shares.

The value of the Fund’s investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Because REITs have expenses of their own, the Fund will bear a proportionate share of those expenses. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries or regions.

Securities Selection Risk:  A strategy used by the Fund, or securities selected by its sub-advisers, may fail to produce the intended return.

Short Sales Risk:  If the Fund sells a security short that it does not own, and the security increases in value, the Fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. The more the Fund pays to purchase the security, the more it will lose on the transaction and the more the price of your shares will be affected. If the Fund sells a security short that it owns (short sale against the box), any future losses in the Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The Fund will also incur transaction costs to engage in short sales.

Performance
The Fund is a new offering and has no performance history.

Global Social Awareness Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund. The Fund will typically invest in stocks of large capitalization companies domiciled in the U.S., Europe, Japan and other developed markets.

The Fund does not invest in companies that are significantly engaged in:

-	the production of nuclear energy;

-	the manufacture of military weapons or delivery systems;

-	the manufacture of alcoholic beverages or tobacco products;

-	the operation of gambling casinos;

-	business practices or the production of products that have a severe impact on the environment; or

-	labor relations disputes or breach of core international labor standards.

In addition, the Fund does not invest in companies that have operations in countries with significant human rights concerns.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are domiciled in the U.S. and foreign companies meeting the Fund’s social criteria. Generally, the Fund will invest 50% of net assets in foreign securities. The sub-adviser may, however, change the allocation between U.S. and foreign securities provided that the Fund’s investments in foreign securities does not exceed 60% of net assets. “Net assets” will take into account borrowings for investment purposes.

In addition, the Fund may invest up to 20% of net assets in the securities of other types of companies meeting the social criteria, including preferred stock, convertible securities, and high quality money market securities and warrants. All percentages are calculated at the time of purchase.

To find out which companies meet the Fund’s social criteria, the sub-adviser relies on industry classifications, research services such as the Institutional Shareholder Services and Ethical Investment Research Services, and special magazines and papers that publish this type of information.

Since the Fund’s definition of social criteria is not “fundamental,” ARC I’s Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk:  A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Social Criteria Risk: If a company stops meeting the Fund’s social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

Global Social Awareness Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the MSCI World Index. Performance for periods prior to October 1, 2007 reflects results when the Fund was managed using an investment strategy that focused on U.S. companies that met the Fund’s social criteria. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was −8.94%.

Best quarter:  21.20%, quarter ending December 31, 1998

Worst quarter:  −17.06%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the MSCI World Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	4.40%	12.26%	5.06%
MSCI World Index	9.04%	16.96%	7.00%

The MSCI World Index is a market capitalization weighted index composed of companies representative of the developed market countries in North America, Europe and the Asia/Pacific region.

Global Strategy Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
Franklin Advisers, Inc. (“Franklin Advisers”)
Templeton Investment Counsel, LLC
  (“Templeton Investment”)

Investment Objective
The Fund seeks high total return.

Investment Strategy
Under normal market conditions, the Fund invests in equity securities of companies in any country, fixed income (debt) securities of companies and governments of any country, and in money market securities. The mix of investments will be adjusted to capitalize on the total return potential produced by changing economic conditions throughout the world.

There are no minimum or maximum percentage targets for each asset class, though under normal market conditions the Fund invests 50% to 80% of its assets in equity securities. In addition, under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities. Although the Fund invests primarily in securities of issuers located in developed countries, the Fund may invest up to 50% of its total assets in securities of issuers located in emerging markets.

The Fund’s debt investments generally focus on “investment grade” securities. The Fund may also invest in debt securities that are rated below investment grade or, if unrated, determined by the sub-adviser to be of comparable rating, including high yield debt securities and debt securities that are in default at the time of purchase. The Fund may invest up to 30% of its total assets in such high yield, lower-rated debt securities, commonly referred to as “junk bonds”, and up to 10% in defaulted debt securities. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the sub-adviser’s internal analysis.

The sub-advisers’ investment philosophy is bottom-up, value-oriented, and long-term. In choosing equity investments, the sub-adviser will focus on the market price of a company’s securities relative to its evaluation of the company’s potential long-term earnings, asset value and cash flow. A company’s historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered, but are not limiting factors.

In choosing debt investments, the sub-adviser allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the sub-adviser’s outlook for changes in interest rates, and credit risks. With respect to debt securities, the sub-adviser may also from time to time seek to hedge (protect) against currency risks by using forward currency exchange contracts.

Franklin Advisers manages the debt portion of the Fund and Templeton Investment manages the equity portion of the Fund.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Fixed Income Security Risk.  As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities.

Lower Rated Fixed Income Securities Risk: A portion of the Fund’s investments may be in high yielding, high risk fixed income securities, commonly known as junk bonds, that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in

Global Strategy Fund

losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Morgan Stanley Capital International All Country World Index (“MSCI AC World Index”). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2008, the Fund’s return was −6.60%.

Best quarter:  8.48%, quarter ending December 31, 2006

Worst quarter:  −0.18%, quarter ending December 31, 2007

This table compares the Fund’s average annual returns to the returns of the MSCI AC World Index for the periods shown.

		Since Inception
As of December 31, 2007	1 Year	(12/05/2005)

The Fund	10.08%	15.64%
MSCI AC World Index	12.18%	16.61%

The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Government Securities Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

Investment Strategy
The Fund invests at least 80% of net assets in intermediate and long-term U.S. Government and government sponsored debt securities. “Net assets” will take into account borrowings for investment purposes. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The Fund may also invest in asset-backed securities, high quality corporate debt securities and high quality domestic money market securities. The Fund may also invest up to 20% of its net assets in high quality foreign investments payable in U.S. dollars. All percentages are calculated at the time of purchase.

The sub-adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, the Fund’s portfolio turnover rate is provided for each of the last five years.

Fixed Income Security Risk.  As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Lehman Brothers Government Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

Government Securities Fund

For the year-to-date through June 30, 2008, the Fund’s return was 1.25%.

Best quarter:  6.54%, quarter ending September 30, 2002

Worst quarter:  –2.90%, quarter ending June 30, 2004

This table compares the Fund’s average annual returns to the returns of the Lehman Brothers U.S. Government Bond Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	7.67%	3.56%	5.48%
Lehman Bros. U.S. Govt. Bond Index	8.66%	4.10%	5.92%

The Lehman Brothers U.S. Government Bond Index is a market-value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

Growth Fund (formerly VALIC Ultra Fund)
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
American Century Global Investment Management, Inc.
American Century Investment Management, Inc.

Investment Objective
The Fund seeks long-term capital growth.

Investment Strategy
The Fund attempts to achieve its investment objective by investing its assets using three distinct investment strategies, a growth strategy, a disciplined growth strategy and a global growth strategy. The percentage of assets devoted to a particular strategy may vary due to differences in asset class performance or prevailing market conditions.

		Disciplined	Global
	Growth	Growth	Growth
	Strategy	Strategy	Strategy

Long Term Allocation Target	65%	20%	15%
Operating Ranges over Short-Term Periods	65%	20-35%	0-15%

Growth and Global Growth Investment Strategies: For the assets invested pursuant to the Growth and Global Growth investment strategies, the sub-advisers will look for stocks of companies they believe will increase in value over time, using a proprietary investment strategy. In implementing the strategy, the sub-adviser uses a bottom-up approach to stock selection. This means that the sub-adviser makes its investment decisions based primarily on the analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

With respect to the Growth strategy, the sub-adviser invests primarily in larger sized U.S. companies, but also may invest in securities of foreign companies, including companies located in emerging markets.

With respect to the Global Growth strategy, the sub-adviser will invest primarily in equity securities of issuers located in developed countries world-wide (including the United States). In addition, the portfolio managers believe that it is important to diversify the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

Disciplined Growth Investment Strategy: For the assets invested pursuant to this strategy, the sub-adviser will utilize quantitative management techniques in a two-step process. In the first step, the managers rank stocks, primarily large (those with a market capitalization greater than $2 billion), publicly traded U.S. companies (measured by the value of their stock) from most attractive to least attractive. This is determined using a stock selection model that focuses primarily on measures of a stock’s growth potential and earnings sustainability.

In the second step, the sub-adviser uses a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The sub-adviser generally sells stocks from the Fund’s portfolio when they believe:

-	a stock becomes less attractive relative to other stock opportunities;

-	a stock’s risk parameters outweigh its return opportunity;

-	more attractive alternatives are identified; or

-	specific events alter a stock’s prospects.

The goal is to provide better returns for the assets invested pursuant to this strategy than the Russell 1000® Growth Index, without taking on significant additional risk.

The Fund may invest up to 20% of its total assets in securities of companies located in foreign countries.

Under normal market conditions, the sub-adviser intends to keep the Fund fully invested in stocks regardless of the movement of stock prices generally. However, the Fund can purchase other types of securities as well, such as options, preferred stock, equity equivalent securities (such as convertible securities, stock futures contracts or stock index futures contracts), forward currency exchange contracts, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in futures, options, warrants and swap contracts, if any, are subject to additional volatility and potential losses. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S.

Growth Fund

investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Style Risk: The market as a whole may not favor the types of investments the sub-adviser makes. Stocks of companies the sub-adviser believes are fast growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the sub-adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if the sub-adviser’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the sub-adviser has placed on it.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities.

Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize small- or mid-cap companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.
Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 1000® Growth Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses. American Century Investment Management, Inc. has served as sub-adviser since the Fund’s inception. American Century Global Investment Management, Inc. became a sub-adviser on December 10, 2007.

For the year-to-date through June 30, 2008, the Fund’s return was −8.73%.

Best quarter:  8.70%, quarter ending September 30, 2007

Worst quarter:  −6.22%, quarter ending June 30, 2006

This table compares the Fund’s average annual returns to the returns of the Russell 1000® Growth Index for the periods shown.

		Since Inception
As of December 31, 2007	1 Year	(12/05/2005)

The Fund	21.04%	6.75%
Russell 1000® Growth Index	11.81%	9.14%

The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Growth & Income Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)

Investment Objective
The Fund seeks to provide long-term growth of capital and, secondarily, current income through investment in common stocks and equity-related securities.

Investment Strategy
The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in securities that will provide current income. The sub-adviser uses a top-down, highly disciplined investment process. A universe of potential investment candidates is developed and then tested through various filters to determine the appropriate mix for achieving the desired returns while limiting variation relative to the market. The Fund will usually consist of a diversified selection of large capitalization stocks with a tendency toward lower price/earnings multiples.

The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities, bonds, preferred stocks, convertible stocks and warrants.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to February 22, 1999, the Fund was sub-advised by Value Line, Inc. VALIC assumed management of the Fund effective February 22, 1999. AIG SAAMCo assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was −10.44%.

Best quarter:  23.67%, quarter ending December 31, 1998

Worst quarter:  −15.68%, quarter ending September 30, 1998

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	7.05%	11.21%	4.18%
S&P 500® Index	5.49%	12.83%	5.91%

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

Health Sciences Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
T. Rowe Price Associates, Inc.

Investment Objective
The Fund seeks long-term capital growth.

Investment Strategy
The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”). “Net assets” will take into account borrowings for investment purposes. While the Fund can invest in companies of any size, the majority of Fund assets are expected to be invested in large- and medium-capitalization companies.

The Fund’s sub-adviser divides the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential the sub-adviser sees within each area and the outlook for the overall health sciences sector.

The Fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a “value” approach, which gives preference to seemingly undervalued companies, may be emphasized.

The Fund may invest up to 35% of its total assets in foreign stocks, which include non-dollar denominated securities traded outside the U.S.

In pursuing its investment objective, the Fund’s sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. In addition, the Fund writes call and put options primarily as a means of generating additional income. Normally, the Fund will own the securities on which it writes these options. The premium income received by writing covered calls can help reduce but not eliminate portfolio volatility. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk:  Since this Fund is concentrated in the health services industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. Developments that could adversely affect the Fund’s share price include:

-	increased competition within the health care industry;

-	changes in legislation or government regulations;

-	reductions in government funding;

-	product liability or other litigation;

-	the obsolescence of popular products; and

-	changes in investor perception regarding the sector.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the

Health Sciences Fund

dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Large- and Medium-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Medium capitalization companies, which usually do not have as much financial strength as large capitalization companies, may not be able to do as well in difficult times and may be more volatile.

Market Risk: As with all equity funds, this Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified company’s risk may increase because the effect of each security on the Fund’s performance is greater.

Other Stock Risks: Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), and newly public companies. These companies may not have established products, experienced management, or an earnings history and their stocks may lack liquidity and be very volatile.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500 Health Care Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2008, the Fund’s return was −8.68%.

Best quarter:  20.84%, quarter ending June 30, 2001

Worst quarter:  −24.27%, quarter ending March 31, 2001

This table compares the Fund’s average annual returns to the returns of the S&P 500 Healthcare Index for the periods shown.

			Since Inception
As of December 31, 2007	1 Year	5 Years	(11/1/2000)

The Fund	17.55%	17.90%	5.99%
S&P 500 Health Care Index	7.31%	7.52%	1.35%

The S&P 500® Health Care Index is an unmanaged, market-capitalization weighted index consisting of healthcare companies in the S&P 500® Index and is designed to measure the performance of the healthcare sector.

Inflation Protected Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp.

Investment Objective
The Fund seeks maximum real return, consistent with appreciation of capital and prudent investment management. “Real return” equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure.

Investment Strategy
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations. “Net assets” will take into account borrowing for investment purposes.

Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of a fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers (“CPI-U”) with respect to domestic issuers. Inflation-indexed fixed income securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds (“TIPS”), even during a period of deflation. However, the current market value of the fixed income security is not guaranteed, and will fluctuate. Inflation-indexed fixed income securities, other than TIPS, may not provide a similar guarantee and are supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.

Inflation-indexed fixed income securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.

The Fund’s share price and total return may fluctuate within a wide range, similar to the fluctuations of the overall fixed income securities market. The value of inflation-indexed fixed income securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed fixed income securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed fixed income securities.

The Fund invests primarily in investment grade securities rated Baa3 or higher by Moody’s Investors Service, Inc. or BBB– or higher by Standard & Poors Ratings Services, but may invest up to 10% of its total assets in high yield securities, or junk bonds, rated C or higher by Moody’s or CC or higher by S&P or, if unrated, determined by the sub-adviser to be of comparable quality at the time of investment. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers.

The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities provided such investments in derivative instruments are consistent with the Fund’s investment policy. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks the value of your investment may fluctuate:

Call Risk: During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. In the event a bond is called, the Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investment in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk.  As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. A portion of the Fund’s investments in bonds may be in high yielding, high risk fixed income securities, commonly known as

Inflation Protected Fund

junk bonds that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities. When interest rates rise, the value of fixed income securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Liquidity Risk: The market for inflation protected fixed income securities is relatively new and is still developing. For this reason, the market may at times, have relatively low trading volume, which could result in lower liquidity and increased volatility.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Mortgage Risk: Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified company’s risk may increase because the effect of each security on the Fund’s performance is greater.

Non-Mortgage Asset-Backed Securities Risk: Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivable may be insufficient to support the payments on the securities.

Risks of Indexing Methodology: There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the Untied States. If the market perceives that the adjustment mechanism of an inflation-indexed security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

Inflation Protected Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing the changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Lehman U.S. Treasury Inflation-Protected (TIPS) Fund Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2008, the Fund’s return was 2.32%.

Best quarter:  4.00%, quarter ending December 31, 2007

Worst quarter:  –2.14%, quarter ending March 31, 2006

This table compares the Fund’s average annual returns to the returns of the Lehman U.S. TIPS Index for the periods shown.

		Since Inception
As of December 31, 2007	1 Year	(12/20/2004)

The Fund	7.82%	3.59%
Lehman U.S. TIPS Index	11.63%	4.83%

The Lehman U.S. TIPS Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.

International Equities Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in large-cap stocks domiciled in developed markets located outside North America, utilizing both active and passive investment strategies. “Net assets” will take into account borrowings for investment purposes.

The Fund’s active investment strategy utilizes both quantitative and fundamental research and techniques to select securities, and combined with the Fund’s passive investment strategy, has with the objective of modest out performance relative to the Morgan Stanley Capital International, Europe, Australasia and the Far East Index.

In addition to common stocks, the Fund may invest up to 20% of net assets in other securities, including convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Geographic Concentration Risk: When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Fund’s investments and investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging market countries.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by the sub-adviser, may fail to produce the intended return.

International Equities Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the MSCI EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was –11.45%.

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  –20.63%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the MSCI EAFE Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	8.77%	19.06%	6.76%
MSCI EAFE Index	11.17%	21.59%	8.66%

The MSCI EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

International Government Bond Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments.

Investment Strategy
The Fund aims to give you foreign investment opportunities primarily in investment grade government and government sponsored debt securities. Since the Fund expects to concentrate in certain foreign government securities, it is classified as a “non-diversified” investment company. Also, the Fund attempts to have all of its investments payable in foreign currencies. The Fund may also convert its cash to foreign currency.

Under normal circumstances, at least 80% of net assets of the Fund must be government issued, sponsored, or guaranteed. “Net assets” will take into account borrowings for investment purposes. The Fund invests at least 65% of total assets in investment grade debt securities. The Fund may invest up to 35% of total assets in below investment grade securities. Examples of Fund investments include foreign debt and foreign money market securities, high quality domestic money market securities and debt obligations issued or guaranteed by the U.S. Government, and foreign currency exchange transactions. Additionally, the Fund may hedge currency, and may invest up to 50% of total assets in futures and options (derivatives), for currency hedging purposes. Futures and options include covered put and call options on foreign currencies, listed put and call options on currencies, and listed and unlisted foreign currency futures contracts. All percentages are calculated as of the time of purchase.

The sub-adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

The Fund uses a blend of the Citigroup World Government Bond Index and the JP Morgan Emerging Markets Bond Index Plus as a guide for choosing countries in which to invest, though the Fund may invest in securities in other countries not represented in either benchmark. The Fund may invest significantly in government securities of emerging market countries.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section we provide the Fund’s portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk:  The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Fixed Income Security Risk.  As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities.

Lower Rated Fixed Income Securities Risk: A portion of the Fund’s investments may be in high yielding, high risk fixed income securities that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investment in lower rated fixed income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in

International Government Bond Fund

investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of funds.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in certain foreign government securities than a diversified company, and thus can concentrate in a smaller number of securities. A non-diversified company’s risk may increase because the effect of each such security on the Fund’s performance is greater.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Citigroup World Government Bond Index (WGBI), the JPMorgan Emerging Markets Bond Index Plus (EMBI+) and a blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was 2.16%.

Best quarter:  9.31%, quarter ending September 30, 1998

Worst quarter:  –5.49%, quarter ending March 31, 2001

This table compares the Fund’s average annual returns to the returns of the Citigroup WGBI, the JPMorgan EMBI+ and a blended index. Effective June 1, 2008, the Fund changed is broad-based index from the JPMorgan Government Bond Index Plus (GBI+) to the Citigroup WGBI because the GBI+ is no longer available. As a result, the composition of the blended index has changed. The New Blended Index is comprised of the Citigroup WGBI (70%) and the JPMorgan EMBI+ (30%) whereas the Prior Blended Index is comprised of the JPMorgan GBI+ (70%) and the JPMorgan EMBI+ (30%).

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	7.02%	8.69%	6.35%
Citigroup WGBI (unhedged)	10.91%	6.78%	6.26%
JPMorgan EMBI+	6.45%	13.63%	10.36%
JP Morgan GBI+ (unhedged)	10.73%	7.22%	6.55%
New Blended Index	9.59%	8.84%	7.76%
Prior Blended Index	9.46%	9.15%	7.95%

The Citigroup World Government Bond Index is an unmanaged index of debt securities of major foreign government bond markets. The JPMorgan EMBI+ tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local markets instruments. The JPMorgan GBI+ measures the performance of leading government bond markets based on total return in U.S. currency. It includes only traded issues.

International Growth I Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
American Century Global Investment Management, Inc.  (“American Century”)
Invesco Aim Capital Management, Inc. (“Invesco Aim”)
Massachusetts Financial Services Company (“MFS”)

Investment Objective
The Fund seeks capital growth through investments primarily in equity securities of issuers in developed foreign countries.

Investment Strategies
Each of the Fund’s sub-advisers uses a proprietary investment strategy that they developed to invest in stocks of companies that they believe will increase in value over time. Each sub-adviser’s investment strategy uses a bottom-up approach to stock selection. This means that the sub-advisers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. The Fund will usually purchase equity securities of foreign companies. Equity securities include common stock, preferred stock and equity equivalent securities, such as depositary receipts, securities convertible into common stock, stock futures contracts or stock index futures contracts.

Generally, their strategy is to find companies with earnings and revenue growth. Ideally, the sub-advisers look for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value. The sub-advisers may also look for companies that they believe offer the potential for sustainable earnings growth that are also trading at reasonable valuations.

In addition to locating strong companies with earnings, revenue and/or cash flow growth, the sub-advisers believe that it is important to diversify the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the sub-advisers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The sub-advisers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. The Fund may also invest a portion of its assets in forward currency exchange contracts, over-the-counter transactions, short-term securities, non-leveraged futures and option contracts, notes, bonds and other debt securities of companies, and obligations of foreign governments and their agencies, or other similar securities.

Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid, while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the sub-advisers cannot leverage the Fund’s assets by investing in a derivative security if it would be possible for the Fund to lose more money than it invested.

In determining whether a company is foreign, the sub-advisers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located, the country in which the company was legally organized and whether the issuer is included in an index which is representative of that country. The weight given to each of these factors will vary depending on the circumstances in a given case. The Fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Fund’s assets will be invested primarily in at least three developed countries (excluding the United States).

The Fund may also invest up to 20% of its net assets in the securities of emerging market (non-developed) countries. Securities of issuers in emerging market countries means securities of issuers that (i) have their principal place of business or principal office in an emerging market country or (ii) derive a significant portion of their business from emerging market countries. An emerging market is a market within a country in its initial stages of its industrial cycle and may have less stable social, political and/or economic conditions.

As of August 31, 2008, American Century managed approximately 50% of the Fund’s assets and Invesco Aim and MFS each managed approximately 25% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at VALIC’s discretion, change from time-to-time.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may

International Growth I Fund

not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations. Certain derivative transactions are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Emerging Markets Risk:  The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Geographic Concentration Risk: The Fund may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Price Volatility Risk: The value of the Fund’s shares may fluctuate significantly in the short term.

Securities Selection Risk: A strategy used by the Fund, or securities selected by a sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index (“MSCI EAFE Index”). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

American Century has served as sub-adviser of the Fund since its inception. As of June 20, 2005, Invesco Aim and MFS became sub-advisers to the Fund.

For the year-to-date through June 30, 2008, the Funds return was −8.48%.

Best quarter:  16.07%, quarter ending June 30, 2003

Worst quarter:  −18.92%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the MSCI EAFE Index for the periods shown.

			Since Inception
As of December 31, 2007	1 Year	5 Years	(12/11/2000)

The Fund	14.68%	19.03%	5.22%
MSCI EAFE Index	11.17%	21.59%	8.41%

The MSCI EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks from Europe, Australia and the Far East.

Large Cap Core Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Evergreen Investment Management Company, LLC

Investment Objective
The Fund seeks capital growth with the potential for current income.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets in the common stocks of large capitalization U.S. companies. Generally, large-cap stocks will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. As of July 31, 2008, the smallest company in the index had a market-cap of approximately $113 million. “Net assets” will take into account borrowing for investment purposes.

The Fund’s stock selection is based on a diversified style of equity management that allows it to invest in both growth and value-oriented equity securities. “Growth” stocks are stocks of companies which the Fund’s portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. “Value” stocks are stocks of companies that they believe are currently undervalued in the marketplace. The Fund’s portfolio managers look for companies that he believes are temporarily undervalued in the marketplace, sell at a discount to their private market values and display certain characteristics such as earning a high return on investment and having some kind of competitive advantage in their industry.

The Fund may seek additional income primarily by investing up to 20% of its total assets in convertible bonds, including below investment grade bonds or junk bonds, and convertible preferred stocks of any quality. The Fund may also invest up to 20% of its total assets in foreign securities, including issuers located in emerging markets.

Typically, the sub-adviser will sell a portfolio investment: i) when a portfolio manager believes the issuer’s investment fundamentals begin to deteriorate; ii) when the investment approaches or exceeds a portfolio manager’s targeted value; iii) when the investment no longer appears to meet the Fund’s investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Fund.

Currency Risk: Because the Fund’s foreign investments may be held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Fixed Income Security Risk.  As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. A portion of the Fund’s investments in bonds may be in high yielding, high risk fixed income securities, commonly known as junk bonds that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher quality fixed income securities.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize small- or mid-cap companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of

Large Cap Core Fund

factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2008, the Fund’s return was −11.71%.

Best quarter:  7.73%, quarter ending June 30, 2007

Worst quarter:  −3.56%, quarter ending December 31, 2007

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index for the periods shown.

		Since Inception
As of December 31, 2007	1 Year	(12/05/2005)

The Fund	8.04%	9.12%
S&P 500® Index	5.49%	9.50%

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

Large Capital Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)
Invesco Aim Capital Management, Inc. (“Invesco Aim”)

Investment Objective
The Fund seeks to provide long-term growth of capital.

Investment Strategy
The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-capitalization companies. Generally, large-cap stocks will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000® Index during the most recent 12-month period. As of July 31, 2008, the smallest company in the index had a market-cap of approximately $113 million. “Net assets” will take into account borrowing for investment purposes.

In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund may invest up to 25% of its total assets in foreign securities.

The Fund’s sub-advisers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000® Index at the time of purchase. The sub-advisers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The sub-advisers consider whether to sell a particular security when they believe the security no longer has that potential.

AIG SAAMCo and Invesco Aim each manage approximately 50% of the assets of the Fund.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks the value of your investment may fluctuate:

Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a place unfavorable to the Fund.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stock can be volatile. Since growth companies usually invest in high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in share price declines.

Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: As with all equity funds, this Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Large Capital Growth Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing the changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 1000® Growth Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2008, the Fund’s return was –10.39%.

Best quarter:  7.27%, quarter ending June 30, 2007

Worst quarter:  –5.21%, quarter ending June 30, 2006

This table compares the Fund’s average annual returns to the returns of the Russell 1000® Growth Index for the periods shown.

		Since Inception
As of December 31, 2007	1 Year	(12/20/2004)

The Fund	15.10%	9.24%
Russell 1000® Growth Index	11.81%	9.30%

The Russell 1000® Growth Index consists of stock with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

Mid Cap Index Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400® Index (the “Index”).

Investment Strategy
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Under normal circumstances, at least 80% of the Fund’s net assets are invested in stocks that are in the Index. “Net assets” will take into account borrowings for investment purposes. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of net assets in investments that are not in the Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. One reason why the performance of the Fund will not match the index exactly is that an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund’s performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund’s performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Mid-Cap Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Mid Cap Index Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P MidCap 400® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. From October 1, 1999, to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties of the Fund effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was –3.94%.

Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  –16.63%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the S&P MidCap 400® Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	7.64%	15.80%	10.84%
S&P MidCap 400® Index	7.98%	16.19%	11.19%

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

“Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400®” are trademarks of S&P. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

Mid Cap Strategic Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
Brazos Capital Management, LP (“Brazos Capital”)
Morgan Stanley Investment Management Inc. d/b/a Van
  Kampen (“Van Kampen”)

Investment Objective
The Fund seeks long-term capital growth.

Investment Strategy
The sub-advisers seek long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies.

The sub-advisers’ process follows a flexible investment program in seeking to achieve the Fund’s investment objective. The sub-advisers seek to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-advisers typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. A sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria. The sub-advisers may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stocks of mid cap companies. “Net assets” will take into account borrowing for investment purposes. Generally, mid-cap stocks will include companies whose market capitalizations, at the time of purchase, range from the smallest company included in the Russell Midcap® Index to the largest company in the Russell Midcap® Index during the most recent 12-month period. As of July 31, 2008, the smallest company in the index had a market-cap of approximately $113 million and the largest company had a market-cap of approximately $55.8 billion.

The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include emerging market securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts. The Fund may invest up to 10% of its net assets in real estate investment trusts (“REITs”).

Brazos Capital and Van Kampen each manage approximately 50% of the assets of the Fund.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks, the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each year since the Fund’s inception.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is an emerging market. Historically, the market of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Mid-Cap Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Mid Cap Strategic Growth Fund

REITs Risk: REITs pool investors’ funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Fund invests in REITs. The performance of any Fund REITs holdings ultimately depends on the types of real property in which the REITs invest and how well the property in managed. A general downturn in real estate values also can hurt REITs performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REITs could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing the changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell Mid Cap® Growth Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2008, the Fund’s return was –6.38%.

Best quarter:  11.00%, quarter ending June 30, 2007

Worst quarter:  –6.11%, quarter ending June 30, 2006

This table compares the Fund’s average annual returns to the returns of the Russell Mid Cap® Growth Index for the periods shown.

		Since Inception
As of December 31, 2007	1 Year	(12/20/2004)

The Fund	29.72%	16.10%
Russell Mid Cap Growth Index	11.43%	12.09%

The Russell Mid Cap® Growth Index measures the performance of those Russell Mid Cap® companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Money Market I Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)

Investment Objective
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Investment Strategy
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940. These practices are designed to minimize any fluctuation in the value of the Fund’s portfolio.

The investments this Fund may buy include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

-	Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion;

-	Commercial paper sold by corporations and finance companies;

-	Corporate debt obligations with remaining maturities of 13 months or less;

-	Repurchase agreements;

-	Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund’s net assets);

-	Asset-backed securities;

-	Adjustable rate securities;

-	Variable rate demand notes; and

-	Illiquid securities (limited to 10% of the Fund’s net assets)

Investment Risk
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because of the following principal risks the value of your investment may fluctuate and you could lose money:

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Interest Rate Fluctuations Risk: The volatility of fixed income securities is due principally to changes in interest rates. The market value of money market securities and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Credit Risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the T-Bill 3 Month Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIG SAAMCo assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was 1.33%.

Money Market I Fund

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.12%, quarter ending March 31, 2004

This table compares the Fund’s average annual returns to the returns of the T-Bill 3 Month Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	4.69%	2.67%	3.41%
T-Bill 3 Month Index	4.40%	2.90%	3.51%

The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

Nasdaq-100® Index Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100® Index (the “Index”).

Investment Strategy
The Fund invests in stocks that are included in the Index. The Index was established in January 1985. It represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

The sub-adviser invests, under normal circumstances, at least 80% of the Fund’s net assets in companies that are listed in the Index. “Net assets” will take into account borrowings for investment purposes. The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund may also invest in some futures contracts in order to help the Fund’s liquidity. If the market value of the futures contracts is close to the Fund’s cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of that one company impacts a greater percentage of the Fund’s investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

The Fund may concentrate its investments (invest more than 25% of its total assets) in the technology sector, in the proportion consistent with the industry weightings in the Index. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund’s investments are concentrated in the technology sector, as is the Index. The technology sector changes rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and to changes in investor perceptions regarding a sector. Because the Index may invest relatively more assets in certain industry sectors than others (such as technology), the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Index.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions.

Index Risk: The Index is a modified capitalization weighted index, which means that it purchases stocks in proportion to their total market capitalizations (overall market value), with some modifications. The modifications are to provide enhanced diversification, but could also mean that securities offered by larger companies may be purchased in larger proportions. Thus, poor performance of the largest companies could result in negative performance for both the Index and the Fund. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified company, and thus can concentrate in a smaller number of securities. A non-diversified company’s risk may increase because the effect of each such security on the Fund’s performance is greater.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Nasdaq-100® Index Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Nasdaq-100® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, American General Investment Management, L.P. was the sub-adviser of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was –11.81%.

Best quarter:  35.45%, quarter ending December 31, 2001

Worst quarter:  –36.17%, quarter ending September 30, 2001

This table compares the Fund’s average annual returns to the returns of the Nasdaq-100® Index for the periods shown.

			Since Inception
As of December 31, 2007	1 Year	5 Years	(10/01/2000)

The Fund	18.60%	16.04%	−7.20%
Nasdaq-100® Index	19.24%	16.63%	−6.89%

The Nasdaq-100® Index includes 10 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq®, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations’ only relationship to the ARC I (Licensee) is the licensing of the Nasdaq-100®, Nasdaq-100® Index, and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by Nasdaq® without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100® Index or any data included herein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Fund, or any other person or entity from the use of the Nasdaq-100® Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100® Index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

Science & Technology Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
RCM Capital Management LLC (“RCM”)
T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Wellington Management Company, LLP (“Wellington Management”)

Investment Objective
The Fund seeks long-term capital appreciation.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and/or technology. “Net assets” will take into account borrowing for investment purposes. Some of the industries likely to be included in the portfolio are:

-	electronics, including hardware, software, and components;

-	communications;

-	e-commerce (companies doing business through the Internet);

-	information services;

-	media;

-	life sciences and health care;

-	environmental services;

-	chemicals and synthetic materials;

-	defense and aerospace;

-	nanotechnology;

-	energy equipment and services; and

-	electronic manufacturing services.

Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through initial public offerings (“IPOs”), and a portion of the Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as the Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund may invest up to 50% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. In addition, the Fund has the ability to invest up to 20% of its total assets in companies organized or headquartered in emerging market countries, but no more than 15% of its total assets may be invested in any one emerging market country. All percentages are calculated as of the time of purchase.

While most assets will be invested in common stocks, the Fund may also invest in exchange-traded funds (“ETFs”) and derivatives, such as futures and options. The Fund has the ability to invest in short positions of ETFs and in short positions of individual securities, in aggregate, up to 10% of total assets.

Generally, the Fund’s sub-advisers seek to identify companies with earnings and sales growth. In addition, the sub-advisers have the discretion to purchase some securities that do not meet their normal investment criteria, as described above, when they perceive an unusual opportunity for gain. These special situations might arise when the Fund’s sub-advisers believe a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the security.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

RCM, T. Rowe Price and Wellington Management each manage approximately one-third of the Fund’s assets.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund’s investments are concentrated in the science and technology industries. These sectors change rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and changes in investor perceptions regarding a sector.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets.

Geographic Concentration Risk: The Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

Science & Technology Fund

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund’s purchase of shares issued as part of, or a short period after, companies’ IPOs exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-advisers’ assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), and newly public companies. These companies may not have established products, more experienced management, or an earnings history and their stocks may lack liquidity and be very volatile.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500 Information Technology Index. In addition, the performance information presented below reflects the Fund’s investment strategy prior to changes made effective October 1, 2008. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

T. Rowe Price has served as sub-adviser of the Fund since its inception. RCM and Wellington Management assumed co-sub-advisory duties on September 19, 2005 and on January 29, 2007, respectively.

For the year-to-date through June 30, 2008, the Fund’s return was –10.88%.

Best quarter:  48.04%, quarter ending December 31, 1998

Worst quarter:  –40.15%, quarter ending September 30, 2001

This table compares the Fund’s average annual returns to the returns of the S&P 500 Information Technology Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	17.69%	14.47%	2.66%
S&P 500 Information Technology Index	16.30%	13.97%	5.32%

The S&P Information Technology Index is an unmanaged, market-capitalization weighted index designed to measure performance of the technology sector of the S&P 500® Index.

Small Cap Aggressive Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Wells Capital Management Incorporated (“Wells Capital”)

Investment Objective
The Fund seeks capital growth.

Investment Strategy
The Fund normally invests at least 80% of its net assets in equity securities of small U.S. companies. Generally, small-cap stocks will include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. As of July 31, 2008, the largest company in the index had a market cap of approximately $8.4 billion. Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund’s minimum 80% allocation to small-company equities. “Net assets” will take into account borrowing for investment purposes.

Using a growth investment style, the sub-adviser seeks to identify companies with attractive capital-growth potential with any of the following characteristics:

-	companies still in the developmental stage;

-	older companies that appear to be entering a new stage of growth; and

-	companies providing products or services with a high unit-volume growth rate.

The Fund may invest in start-up and other small companies that may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. The Fund may also invest in emerging-growth companies — small- or medium-size companies that have passed their startup phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors. They include “special-situation companies”— companies experiencing unusual developments affecting their market value. The sub-adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

Although the Fund may invest the remaining 20% of its net assets in various securities up to the limitations provided, it intends to invest in such instruments only to a limited extent. Such investments include derivatives such as futures and options (15%), equity swaps (5%), foreign securities (10%), investment grade debt securities (20%) and warrants (15%).

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each year since the Fund’s inception.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk. As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying securities.

Market Risk: As with all equity funds, this Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or

Small Cap Aggressive Growth Fund

changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Special-Situations Risk: Small companies and emerging growth companies are often involved in “special situations.” Securities of special situation companies may decline in value and hurt the fund’s performance if the anticipated benefits of the special situation do not materialize.

Small Company Risk: Investing in small companies involves greater risk than in customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and ore volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 2000® Growth Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

From inception through November 6, 2006, Credit Suisse Asset Management, LLC was the sub-adviser of the Fund. Wells Capital assumed sub-advisory duties on November 6, 2006.

For the year-to-date through June 30, 2008, the Fund’s return was –14.64%.

Best quarter: 15.80%, quarter ending March 31, 2006

Worst quarter: –10.74%, quarter ending June 30, 2006

This table compares the Fund’s average annual returns to the returns of the Russell 2000® Growth Index for the periods shown.

		Since Inception
As of December 31, 2007	1 Year	(12/05/2005)

The Fund	14.43%	8.15%
Russell 2000® Growth Index	7.05%	8.53%

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Small Cap Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
Bridgeway Capital Management, Inc. (“Bridgeway”)
Invesco Aim Capital Management, Inc. (“Invesco Aim”)
T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Objective
The Fund seeks to provide long-term capital growth by investing primarily in the stocks of small companies.

Investment Strategy
The Fund normally invests at least 80% of net assets in stocks of small companies. “Net assets” will take into account borrowing for investment purposes. A company is considered a “small” company if its total market value (capitalization), at the time of purchase, falls (i) within or below the range of companies in either the current Russell 2000® Index or the S&P SmallCap 600® Index or (ii) below the three-year average maximum market cap of companies in either index as of December 31 of the three preceding years. The Russell 2000® and S&P SmallCap 600® Indices are widely used benchmarks for small-cap stock performance. The market capitalization range and the composition of the Russell 2000® and S&P SmallCap 600® Indices are subject to change. If the companies in which the Fund invests are successful, these companies may grow into medium-and large-cap companies. The Fund may purchase stocks that have a market capitalization above the range if the companies appear to have better prospects for capital appreciation.

Stock selection may reflect a growth or a value investment approach or a combination of both. For example, if a company’s price/earnings ratio is attractive relative to the underlying earnings growth rate, it would be classified as a growth stock. A value stock is one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.

The portfolio investments are expected to be widely diversified by industry and company. The Fund may also purchase up to 30% of total assets in foreign securities, although it will normally invest in common stocks of U.S.-based companies. The Fund may also purchase futures and options, in keeping with Fund objectives.

In pursuing its investment objective, each of the Fund’s sub-advisers has the discretion to purchase securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when a sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

As of August 31, 2008, the sub-advisers managed the following percentage (approximate) of the Fund’s assets: Invesco Aim: 70%; T. Rowe Price: 20%; and Bridgeway: 10%. The percentage of the Fund’s assets that each sub-adviser manages may, at VALIC’s discretion, change from time-to-time.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Investment Style Risk: In general, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because this Fund holds stocks with both growth and value characteristics, its share price may be negatively affected by either set of risks.

Market Risk: As with all equity funds the Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, a sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Small Cap Fund

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 2000® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund’s returns reflect investment management fees and other Fund expenses.

T. Rowe Price has served as sub-adviser of the Fund since its inception. Prior to June 21, 2004, Founders Asset Management, LLC was a co-sub-adviser of the Fund. American Century and Franklin Portfolio served as sub-advisers from June 21, 2004 through March 7, 2008. Bridgeway became a sub-adviser on October 1, 2006 and Invesco Aim became a sub-adviser on March 10, 2008.

For the year-to-date through June 30, 2008, the Fund’s return was –7.49%.

Best quarter: 22.61%, quarter ending December 31, 2001

Worst quarter: –21.46%, quarter ending September 30, 2001

This table compares the Fund’s average annual returns to the returns of the aforementioned indices for the periods shown.

			Since Inception
As of December 31, 2007	1 Year	5 Years	(12/11/2000)

The Fund	−6.20%	12.12%	3.05%
Russell 2000® Index	−1.57%	16.25%	8.23%

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Small Cap Index Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000® Index (the “Index”).

Investment Strategy
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

An index fund holding a large sampling of the 2,000 stocks in the Index avoids the risks of individual stock selection and seeks to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not part of the Index, including common stock, related securities, illiquid securities, and high quality money market securities. “Net assets” will take into account borrowings for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund’s performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund’s performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Small Cap Index Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 2000® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was –9.38%.

Best quarter: 23.21%, quarter ending June 30, 2003

Worst quarter: –21.41%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the Russell 2000® Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	−1.89%	15.83%	6.83%
Russell 2000® Index	−1.57%	16.25%	7.08%

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

The Russell 2000® Index is a trademark/service mark of the Frank Russell Trust Company. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Small Cap Special Values Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
Evergreen Investment Management Company, LLC  (“Evergreen”)
Putnam Investment Management, LLC (“Putnam”)

Investment Objective
The Fund seeks to produce growth of capital by investing primarily in common stocks.

Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of small U.S. companies. Generally, small-cap stocks will include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000® Index during the most recent 12-month period. As of July 31, 2008, the largest company in the index had a market cap of approximately $8.4 billion. In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000® Index. “Net assets” will take into account borrowing for investment purposes.

The sub-advisers look for significantly undervalued companies that they believe have the potential for above-average appreciation with below-average risk. Typical investments are in stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation.

Although the Fund may invest the remaining 20% of its net assets in other types of securities including those that fall outside the range of the Russell 2000® Index, it intends to invest in such instruments only to a limited extent. Such investments and the limitations in such investments are as follows: foreign securities, including securities of emerging market issuers (20%), investment grade fixed income securities (20%), depositary receipts (20%), other investment companies including exchange traded funds (10%), derivatives such as futures, options and equity swaps (20%) and convertible securities (20%).

Putnam and Evergreen each manage approximately 50% of the Fund’s assets.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a place unfavorable to the Fund.

Currency Risk: Because the Fund’s foreign investments may be held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk. As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement may involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Investment Company Risk: If the Fund invests in shares of another investment company, the Fund bears a proportionate share of the other investment company’s expenses. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Small Cap Special Values Fund

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with investing in larger companies, but, accordingly small companies often offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of greater market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 2000® Value Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2008, the Fund’s return was −10.28%.

Best quarter:  12.22%, quarter ending March 31, 2006

Worst quarter:  −8.63%, quarter ending December 31, 2007

This table compares the Fund’s average annual returns to the returns of the Russell 2000® Value Index for the periods shown.

		Since Inception
As of December 31, 2007	1 Year	(12/05/2005)

The Fund	−10.05%	2.55%
Russell 2000® Value Index	−9.78%	4.07%

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Small-Mid Growth Fund (formerly the Small Cap Strategic Growth Fund)
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Evergreen Investment Management Company, LLC

Investment Objective
The Fund seeks capital growth by investing primarily in common stocks.

Investment Strategy
The Fund seeks to achieve its investment goal by investing primarily in stocks of U.S. companies with small and medium market capitalizations that the sub-adviser believes have the potential for above average growth.

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of small- and medium-sized U.S. companies. This includes companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell Midcap® Index during the most recent 12-month period, which was $31.1 billion as of July 31, 2008. In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2500® Growth Index, which market capitalization was $2.7 billion as of July 31, 2008.

The sub-adviser employs a growth-style of equity management and generally seeks to purchase stocks of companies that have demonstrated earnings, asset values or growth potential that it believes are not yet reflected in the stock’s market price. The sub-adviser considers potential earnings growth above the average earnings growth of companies included in the Russell 2500® Growth Index as a key factor in selecting investments. Typically, the sub-adviser will sell a portfolio investment: i) when a portfolio manager believes the issuer’s investment fundamentals begin to deteriorate; ii) when the investment approaches or exceeds a portfolio manager’s targeted value; iii) when the investment no longer appears to meet the Fund’s investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate.

“Net assets” will take into account borrowing for investment purposes.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Growth Style Risk: The market as a whole may not favor the types of investments the sub-adviser makes. Stocks of companies the sub-adviser believes are fast growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the sub-adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if the sub-adviser’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall.

Mid-Cap Company Risk:  The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Market Risk: As with all equity funds, this Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with investing in larger companies, but, accordingly, small companies often offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of greater market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Small-Mid Growth Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 2000® Growth Index. Performance for periods prior to March 10, 2008 reflects results when the Fund was managed using a small cap growth strategy. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2008, the Fund’s return was −9.18%.

Best quarter:  9.74%, quarter ending March 31, 2006

Worst quarter:  −5.67%, quarter ending June 30, 2006

This table compares the Fund’s average annual returns to the returns of the Russell 2000® Growth Index for the periods shown.

		Since Inception
As of December 31, 2007	1 Year	(12/05/2005)

The Fund	−2.82%	1.67%
Russell 2000® Growth Index	7.05%	8.53%

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

Stock Index Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index (the “Index”).

Investment Strategy
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not in the Index, including common stock and related securities, and high quality money market securities. “Net assets” will take into account borrowings for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk:  Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk:  The Fund is managed to an Index, the Index. Therefore, the Fund’s performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund’s performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk:  The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Stock Index Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was −12.05%.

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  −17.39%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	5.13%	12.44%	5.56%
S&P 500® Index	5.49%	12.83%	5.91%

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

“Standard & Poor’s®,” “S&P®,” and “S&P 500®,” are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
OppenheimerFunds, Inc. (“Oppenheimer”)

Investment Objective
The Fund seeks capital appreciation.

Investment Strategy
The Fund invests primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the sub-adviser believes are currently undervalued by the market. The sub-adviser looks for companies undergoing positive change, though these companies may have experienced adverse business developments. If the sub-adviser is correct and other investors recognize the value of the company, the price of the stock may rise.

When assessing a company’s business prospects, the sub-adviser will consider, among other factors, future supply/demand conditions for its key products, products cycles, quality of management, competitive position in its industry, reinvestment plans for cash generated, and better-than-expected earnings reports. The sub-adviser will consider selling a stock for one or more of the following reasons: the stock price has reached its target, the company’s fundamentals appear to be deteriorating, or better stock selections are believed to have been identified. In addition to the common stocks described above, the Fund may invest in preferred stocks, convertible securities, rights, fixed income securities, securities of foreign issuers and exchange traded funds. A portion of the Fund’s investments in foreign securities may be in securities of issuers located in emerging market countries. Under normal market conditions the Fund may invest up to 15% of its net assets in cash and cash equivalents. This strategy would be used primarily for cash management or liquidity purposes.

The Fund may engage in transactions involving derivatives, such as futures, options, warrants, and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else. The sub-adviser may use derivatives both for hedging and non-hedging purposes.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk: As with any fund that invests in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize small- or mid-cap companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Value Style Risk: Companies the sub-adviser believes are undergoing positive change and whose stock is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the sub-adviser’s assessment of a company’s prospectus is wrong, or if other investors do not similarly recognize the value of the company, then the price of the

Value Fund

company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Performance Information
The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 1000® Value Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to June 21, 2004, Putnam Investment Management, LLC was the sub-adviser to the Fund. Oppenheimer assumed sub-advisory duties effective June 21, 2004.

For the year-to-date through June 30, 2008, the Fund’s return was −11.28%.

Best quarter:  17.65%, quarter ending June 30, 2003

Worst quarter:  –18.19%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the Russell 1000® Value Index for the periods shown.

			Since Inception
As of December 31, 2007	1 Year	5 Years	(12/31/2001)

The Fund	6.30%	14.02%	7.57%
Russell 1000® Value Index	−0.17%	14.63%	8.94%

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Expense Summary

The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund’s annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered. Please see your Contract prospectus or Plan document for more details on such fees.

Shareholder Fees (fees paid directly from your account): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

					Broad Cap
	Asset		Blue Chip		Value		Capital	Core		Core	Foreign
	Allocation		Growth(1)(6)		Income(1)		Conservation	Equity(1)		Value(1)	Value
Management Fees	0.50%		0.75%		0.70%		0.50%	0.78%		0.77%	0.66%
Other Expenses	0.19%		0.16%		0.33%		0.18%	0.13%		0.15%	0.20%
Acquired Fund Fees and Expenses(5)	0.02%		0.00%		N/A		N/A	N/A		N/A	N/A
Total Fund Operating Expenses	0.71%		0.91%		1.03%		0.68%	0.91%		0.92%	0.86%
Expense Reimbursement	0.00%		0.06%		0.18%		0.00%	0.11%		0.09%	0.00%
Net Expenses	0.71%	(2)	0.85%	(2)(4)	0.85%	(2)	0.68%	0.80%	(2)(4)	0.83%	0.86%

				Global
	Global		Global Real	Social		Global	Government			Growth &
	Equity		Estate(1)	Awareness		Strategy	Securities	Growth(1)(6)		Income(1)
Management Fees	0.79%		0.75%	0.50%		0.50%	0.50%	0.80%		0.75%
Other Expenses	0.18%		4.29%	0.15%		0.23%	0.16%	0.15%		0.14%
Total Fund Operating Expenses	0.97%		5.04%	0.65%		0.73%	0.66%	0.95%		0.89%
Expense Reimbursement	0.00%		4.09%	0.00%		0.00%	0.00%	0.00%		0.04%
Net Expenses	0.97%	(2)	0.95%	0.65%	(2)	0.73%	0.66%	0.95%	(3)	0.85%	(2)

					International					Large
	Health		Inflation	International	Government	International		Large Cap		Capital
	Sciences(6)		Protected(1)	Equities	Bond	Growth I(1)(6)		Core(1)		Growth(1)
Management Fees	1.00%		0.50%	0.30%	0.50%	0.91%		0.70%		0.64%
Other Expenses	0.17%		0.23%	0.21%	0.18%	0.20%		0.30%		0.14%
Acquired Fund Fees and Expenses(5)	0.00%		N/A	0.01%	N/A	0.00%		N/A		N/A
Total Fund Operating Expenses	1.17%		0.73%	0.52%	0.68%	1.11%		1.00%		0.78%
Expense Reimbursement	0.00%		0.08%	0.00%	0.00%	0.10%		0.15%		0.00%
Net Expenses	1.17%	(2)	0.65%	0.52%	0.68%	1.01%	(2)	0.85%	(2)	0.78%	(2)(3)

		Mid Cap								Small Cap
	Mid Cap	Strategic		Money		Nasdaq-100®		Science &		Aggressive		Small
	Index	Growth(1)(6)		Market I(1)		Index(1)		Technology(6)		Growth(1)		Cap(1)(6)
Management Fees	0.27%	0.69%		0.40%		0.40%		0.88%		0.85%		0.88%
Other Expenses	0.11%	0.15%		0.11%		0.20%		0.12%		0.29%		0.17%
Total Fund Operating Expenses	0.38%	0.84%		0.51%		0.60%		1.00%		1.14%		1.05%
Expense Reimbursement	0.00%	0.00%		0.00%		0.05%		0.00%		0.15%		0.10%
Net Expenses	0.38%	0.84%	(2)(3)	0.51%	(3)	0.55%	(4)	1.00%	(2)	0.99%	(2)(4)	0.95%	(2)

		Small Cap
	Small Cap	Special		Small-Mid
	Index	Values(1)(6)		Growth(1)(6)		Stock Index	Value(1)
Management Fees	0.30%	0.75%		0.85%		0.24%	0.78%
Other Expenses	0.12%	0.17%		0.18%		0.11%	0.15%
Total Fund Operating Expenses	0.42%	0.92%		1.03%		0.35%	0.93%
Expense Reimbursement	0.00%	0.02%		0.03%		0.00%	0.08%
Net Expenses	0.42%	0.90%	(2)	1.00%	(2)	0.35%	0.85%	(4)

(1)	VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2009, subject to termination by the Board of Directors, including a majority of the Independent Directors.

(2)	Through a commission recapture program a portion of the Funds’ expenses have been reduced. “Other Expenses” does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account, “Net Expenses” would be as follows: Broad Cap Value Income Fund, 0.84%; Global Equity Fund, 0.96%; Global Social Awareness Fund, 0.64%; Growth & Income Fund, 0.82%; Large Cap Core Fund, 0.83%; Large Capital Growth Fund, 0.77%; Mid Cap Strategic Growth Fund, 0.83%; Science & Technology Fund, 0.99%; Small Cap Aggressive Growth Fund, 0.96%; Small Cap Special Values Fund, 0.87%; and Small-Mid Growth Fund, 0.99%. The expense reductions for the following funds were less than 0.01%: Asset Allocation Fund, Blue Chip Growth Fund, Core Equity Fund, Health Sciences Fund, International Growth I Fund and Small Cap Fund.

(3)	The Adviser has agreed to waive its fees and/or reimburse expenses to the extent necessary, so that the Total Annual Fund Operating Expenses do not exceed the following percentages:

Fund	Limit
Growth	0.95%
Large Capital Growth	0.80%
Mid Cap Strategic Growth	0.85%
Money Market I	0.55%

The expense limits will continue through September 30, 2009, subject to termination by the directors, including a majority of the Independent Directors.

(4)	The expense limitations for the Core Equity Fund and Small Cap Aggressive Growth Fund were reduced/instituted effective October 1, 2008. As of May 31, 2008, the Funds’ Net Expenses were 0.85% and 1.00%, respectively. The expense limitation for the Blue Chip Growth Fund, Nasdaq-100® Index Fund and Value Fund were reduced/instituted effective October 1, 2007. As of May 31, 2008, the Funds’ Net Expenses were 0.87%, 0.56% and 0.88%, respectively.

(5)	“Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles. The fees and expenses will vary based on the Fund’s allocation of assets to, and the annualized new expenses of, the particular Acquired Fund. The impact of these fees and expenses is reflected in Net Expenses.

(6)	“Other Expenses” includes “Acquired Fund Fees and Expenses”, which fees and expenses were less than 0.01%.

Example

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Asset Allocation*	$73	$227	$395	$883
Blue Chip Growth*	$87	$284	$498	$1,114
Broad Cap Value Income*	$87	$310	$551	$1,243
Capital Conservation	$69	$218	$379	$847
Core Equity*	$82	$279	$493	$1,109
Core Value	$85	$284	$500	$1,123
Foreign Value	$88	$274	$477	$1,061
Global Equity*	$99	$309	$536	$1,190
Global Real Estate(1)	$97	$1,145	$2,193	$4,808
Global Social Awareness*	$66	$208	$362	$810
Global Strategy	$75	$233	$406	$906
Government Securities	$67	$211	$368	$822
Growth	$97	$303	$525	$1,166
Growth & Income*	$87	$280	$489	$1,092
Health Sciences*	$119	$372	$644	$1,420
Inflation Protected	$66	$225	$398	$899
International Equities	$53	$167	$291	$653
International Government Bond	$69	$218	$379	$847
International Growth I*	$103	$343	$602	$1,343
Large Cap Core*	$87	$303	$538	$1,211
Large Capital Growth*	$80	$249	$433	$966
Mid Cap Index	$39	$122	$213	$480
Mid Cap Strategic Growth*	$86	$268	$466	$1,037
Money Market I	$52	$164	$285	$640
Nasdaq-100® Index	$56	$187	$330	$745
Science & Technology*	$102	$318	$552	$1,225
Small Cap Aggressive Growth*	$101	$347	$613	$1,373
Small Cap*	$97	$324	$570	$1,274
Small Cap Index	$43	$135	$235	$530
Small Cap Special Values*	$92	$291	$507	$1,129
Small-Mid Growth*	$102	$325	$566	$1,257
Stock Index	$36	$113	$197	$443
Value	$87	$288	$507	$1,136

*	The expense example does not take into account expense reductions resulting from a commission recapture program. If these expense reductions were included, your costs would be lower.

(1)	The Fund commenced operations on March 10, 2008. For purposes of the Example, the Fund’s contractual expense limitation is assumed only for year one and not for future periods. If the assumptions made above were the same but for the Fund’s expense limitation would continue through years three, five and ten, the Fund’s actual costs for those periods would be $303, $525, and $1,166, respectively.

Investment Glossary

Each Fund’s principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”), which allows the purchase of only high quality money market instruments.

American Depositary Receipts (“ADRs”)
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds’ objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Diversification
Each Fund’s diversification policy limits the amount that the Fund may invest in certain securities. Each Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act.

All of the Funds except the Health Sciences, Inflation Protected, International Government, Nasdaq-100® Index and Global Real Estate Funds are diversified under the 1940 Act.

Equity Securities
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock — Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Exchange-Traded Funds (“ETFs”)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

Fixed Income Securities
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poors Ratings Services (“S&P”) have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it’s very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see “Mortgage-Related Securities.”

Foreign Currency
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

Foreign Securities
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Illiquid Securities
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by ARC’s Board of Directors. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund’s limitation on illiquid securities.

Lending Portfolio Securities
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by

VALIC. State Street Bank and Trust Company (the “Custodian”) holds the cash and portfolio securities of ARC I as Custodian.

Loan Participations and Assignments
Loan participations and assignments are investments in which a Fund acquires some or all of the interest in a loan to a corporate borrower made by a bank or other lending institution. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

-	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-	Commercial paper sold by corporations and finance companies.

-	Corporate debt obligations with remaining maturities of 13 months or less.

-	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

Mortgage-Related Securities
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”)) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

Reverse Repurchase Agreements, Dollar Rolls and Borrowings
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund’s positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds’ limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See “Investment Restrictions” in the Statement of Additional Information for a complete listing of each Fund’s investment restrictions.

Swap Agreements
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include credit default swaps, equity swaps, interest rate swaps, floors, and collars, and fixed income total return swaps.

Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders do have. Interest rate swaps are the most common type of swap. The parties typically exchange fixed rates payments against floating rate payments. A fixed income total return swap is a swap, where one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. The parties have exposure to the return of the underlying asset without having to hold the underlying assets.

Temporary Defensive Investment Strategy
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

When-Issued Securities
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

About Portfolio Turnover

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund’s expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund’s transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

About ARC I’s Management

Investment Adviser
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with ARC I. As investment adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and ARC I provides for ARC I to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by ARC I include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the “Investment Adviser” section in the Statement of Additional Information.

Investment Sub-Advisers
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Funds according to each Fund’s investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. ARC I has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. ARC I and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser’s affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser’s affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds. A discussion of the basis for the Board of Directors’ approval of the investment advisory and sub-advisory agreements is available in ARC I’s most recent annual report for the period ended May 31 and/or its most recent semi-annual report for the period ended November 30. For information on obtaining an annual or semi-annual report to shareholders, see the section Interested in Learning More.

ARC I relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, ARC I will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund(s) that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

The Sub-Advisers are:

AIG Global Investment Corp.
AIG SunAmerica Asset Management Corp.
American Century Global Investment Management, Inc.
American Century Investment Management, Inc.
Barrow, Hanley, Mewhinney & Strauss, Inc.
BlackRock Investment Management, LLC
Brazos Capital Management, LP
Bridgeway Capital Management, Inc.
Evergreen Investment Management Company, LLC
Franklin Advisers, Inc.
Goldman Sachs Asset Management, L.P.
Invesco Aim Capital Management, Inc.
Massachusetts Financial Services Company
OppenheimerFunds, Inc.
Putnam Investment Management, LLC
RCM Capital Management LLC
T. Rowe Price Associates, Inc.
Templeton Global Advisors Ltd.
Templeton Investment Counsel, LLC
Van Kampen
Wellington Management Company, LLP
Wells Capital Management Incorporated

Asset Allocation Fund
Capital Conservation Fund
Global Social Awareness Fund
Government Securities Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
Mid Cap Index Fund
Nasdaq-100® Index Fund
Small Cap Index Fund
Stock Index Fund

AIG Global Investment Corp. (“AIGGIC”)
70 Pine Street, New York, New York 10270

AIGGIC is an indirect wholly-owned subsidiary of American International Group Inc. (“AIG”) and is a part of AIG Investments. AIG Investments comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of June 30, 2008, AIG Investments managed approximately $758 billion, of which approximately $621 billion relates to client assets. These figures do not include assets sub-advised to third party managers.

Teams make decisions for the Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the Asset Allocation Fund are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Michael Kelly, Michael Kloss and Robert Vanden Assem. Mr. Kurtz joined AIG Investments with the acquisition of American General Investment Management (“AGIM”) in 2001. As a Senior Portfolio Manager, he is responsible for the management and trading of the wide variety of domestic and international equity index funds managed by AIG Investments. In addition, Mr. Kurtz and his team provide equity derivative and passive trading support for AIG Investments’ traditional and enhanced equity products. Prior to AIG Investments, Mr. Kurtz worked at Sears Investment Management Co., the retirement fund management subsidiary of Sears, Roebuck and Co. from 1978 to 2000. Lan Cai joined AIG Investments in 2000 and serves as Portfolio Manager for U.S. Equities, with responsibility for managing merger arbitrage portfolios, research-enhanced index portfolios and insured index funds. She also sits on the AIG Derivatives Committee, which oversees firm wide derivatives transactions and structured financial products. Timothy Campion joined AIG Investments in 1999. He is a Portfolio Manager responsible for enhanced index products. Michael Kelly joined AIG Investments in 1999 as Head of U.S. Equities. He is a Managing Director and new Global Head of Client Asset Allocation and Structured Equities. Prior to joining AIG Investments, Mr. Kelly spent 15 years with JP Morgan Investment Management. Michael Kloss, CFA joined AIG Investments in 2000 and is a Portfolio Manager in the Global Client Asset Allocation Group responsible for lifestyle, target-date and asset allocation funds. Robert Vanden Assem joined AIG Investments in 2001 and is responsible for the portfolio management of AIG Investments’ high grade total rate of return portfolio, long/short portfolios and affiliated accounts. Prior to joining AIG Investments, Mr. Vanden Assem was with Morgan Stanley Dean Witter Advisors where he worked as a portfolio manager for the MSDW Strategist and Variable Strategist mutual funds as well as other institutional and individual fixed income assets.

Investment decisions for the Capital Conservation Fund are made by a team including Brian Petermann, John Yovanovic and Tim Lindvall, Raphael Davis and Robert Vanden Assem. Mr. Petermann is Managing Director and Head of High Yield for AIG Investments. Mr. Petermann joined AIG Investments as a research analyst with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in 2003. Mr. Yovanovic is Managing Director and Head of High Yield Portfolio Management for AIG Investments. Mr. Yovanovic joined AIG Investments with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIG Investments in 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIG Investments. Mr. Lindvall joined AIG Investments in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Mr. Davis is Managing Director of U.S. Fixed Income for AIG Investments. Mr. Davis is responsible for trading and portfolio management of AIG’s $27 billion agency MBS pass-through and CMO portfolios. Mr. Davis joined AIG Investments with the acquisition of AGIM in 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM’s MBS, asset-backed securities, and money-market portfolios. Please see above for biography of Mr. Vanden Assem.

Investment decisions for the Global Social Awareness Fund are made by a team including Magali Azema-Barac, Lan Cai, Timothy Campion, Michael Kelly and Mikhail Samanov. Magali Azema-Barac joined AIG Investments in 2001. In 2003, she became the head of the Investment Strategies Research Development group for AIG Investments. Before that she managed AIG Investments’ quantitative equity portfolios ranging from index funds to enhanced-index and socially responsible funds. Mikhail Samonov joined AIG Investments in 2004 and is a Quantitative Analyst for the Global Equities team with a primary focus on research and development of quantitative investment strategies. In 2004, Mr. Samonov received a BS from Brown University with honors in Applied Mathematics and Economics. Please see above for biographies of each of the team members.

Investment decisions for the Government Securities Fund are made by Michael Cheah, CFA. Mr. Cheah has portfolio management responsibilities with both AIGGIC and AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”). Mr. Cheah is Vice President and Portfolio Manager of AIG SAAMCo. He joined AIG SAAMCo in July 1999 as a portfolio manager and is responsible for all investment grade fixed income portfolios.

Investment decisions for the Inflation Protected Fund are made by Robert Vanden Assem. Please see above for the biography of Mr. Vanden Assem.

Investment decisions for the International Equities Fund are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Shinichi Haneda and John P. Toohey. Shinichi Haneda joined AIG Investments with the acquisition of Chiyoda Life Capital Management Co., Ltd. in 2002. Mr. Haneda is responsible for foreign equity investment in pension accounts and private placement funds that are sub-advised by AIG Investments. John P. Toohey joined AIG Investments in 2000 and is a Managing Director of AIG Pension. He is responsible for overseeing the asset allocation and investment supporting AIG pension plans worldwide. From December 2000 to November 2003, he was Vice President, AIG Investments Global Risk Management. In this capacity, he was responsible for quantitative analysis relating to the AIG insurance company investment portfolios. Mr. Toohey joined AIG in 2000. Prior to AIG, he spent 11 years at MetLife. Please see above for biographies of Ms. Cai and Messrs. Campion and Kurtz.

Investment decisions for the International Government Bond Fund are made by a team including Anthony King and Rajeev Mittal. Anthony King joined AIG Investments in 2000 and is a Vice President and Senior Portfolio Manager responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Since joining AIG Investments, he has been in charge of initiating both Euro and Global Bond products, both of which combine interest rate, currency and credit risk within a portfolio to provide a broad selection of alpha opportunities. Mr. King’s financial industry experience began in 1989 at JP Morgan Investment Management where he was responsible for managing both single and multi-currency bond portfolios on behalf of pension funds and private clients. Rajeev Mittal joined AIG Investments in 1992 and is Head of Emerging Market Debt. Mr. Mittal is responsible for all aspects of portfolio management for the emerging market debt strategies.

Investment decisions for the Mid Cap Index, Nasdaq-100® Index, Small Cap Index and Stock Index Funds are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion and John P. Toohey. Please see above for biographies of each of the team members.

Growth & Income Fund
Large Capital Growth Fund
Money Market I Fund

AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)
Harborside Financial Center, 3200 Plaza 5
Jersey City, New Jersey 07311

AIG SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2008, AIG SAAMCo managed, advised and/or administered more than $49.7 billion in assets.

A portion of the assets of the Large Capital Growth Fund is managed by a team supervised by John Massey. The Growth & Income Fund is managed by Steven A. Neimeth. Mr. Massey, Senior Vice President and Portfolio Manager, has been with AIG SAAMCo since February 2006 and is primarily responsible for the day-to-day management of the Funds. Prior to joining AIG SAAMCo, Mr. Massey was an Associate Director and member of the Large-Cap Growth Team at Bear Sterns Asset Management from 2001 to 2005. From 1998 to 2001, Mr. Massey was a senior analyst covering the healthcare industry with Standard and Poor’s Corporation. Mr. Neimeth, Senior Vice President and Portfolio Manager, joined AIG SAAMCo as a portfolio manager in April 2004. Prior to joining AIG SAAMCo, Mr. Neimeth was a portfolio manager of The Neuberger Berman Large-Cap Value Fund since 2003. Between 1997 and 2002, Mr. Neimeth was a portfolio manager and research analyst at Bear Sterns Asset Management.

AIG SAAMCo’s Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

Core Value Fund
Growth Fund
International Growth I Fund

American Century Investment Management, Inc. and
American Century Global Investment Management, Inc. (collectively, “American Century”)
4500 Main Street, Kansas City, Missouri 64111

American Century has been managing mutual funds since 1958. It managed over $93.5 billion in assets under management as of June 30, 2008.

Team members meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Funds as they see fit, guided by each Fund’s investment objective and strategy.

A portion of the assets of the Core Value Fund are managed by a team of income and growth portfolio managers consisting of Kurt Borgwardt, Lynette Pang, John Schniedwind and Zili Zhang. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990 and also has managed the quantitative equity research effort. He became a portfolio manager in March 1998. He is a CFA charterholder. Ms. Pang, Portfolio Manager, joined American Century in 1997 and became a portfolio manager in February 2006.

Mr. Schniedwind, Chief Investment Officer — Quantitative Equity, joined American Century in October 1982 and also supervises other portfolio management teams. He became a portfolio manager in June 1997. He is a CFA charterholder. Mr. Zhang, Senior Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in October 1995. He became a portfolio manager in February 2002. He also manages the quantitative research team.

A portion of the assets of the Core Value Fund are managed by a team of large cap value portfolio managers consisting of Charles A. Ritter and Brendan Healy. Mr. Ritter, Vice President and Senior Portfolio Manager, is a member of the large company value strategy team. He joined American Century in December 1998. Mr. Healy, Vice President and Portfolio Manager, is a member of the large company value strategy team since he joined American Century in April 2000. He became a portfolio manager in February 2004.

The Growth Fund is managed by three teams of portfolio managers: the Growth Strategy team, Disciplined Growth Strategy team and the Global Growth Strategy team.

The Growth Strategy team is managed by Gregory J. Woodhams and E.A. Prescott LeGard. Mr. Woodhams, Vice President and Senior Portfolio Manager, has been a member of the team that manages the growth strategy team since he joined American Century in September 1997. He is a CFA charterholder. Mr. LeGard, Vice President and Portfolio Manager, has been a member of the team that manages the growth strategy team since March 1999. He is a CFA charterholder.

The Disciplined Growth Strategy team is managed by William Martin, Brian Ertley and Lynette Pang. Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the disciplined growth strategy team since September 2005. He joined American Century in October 1989 and became a portfolio manager in April 1991. He is a CFA charterholder. Mr. Ertley, Portfolio Manager and Senior Quantitative Analyst, has been a member of the disciplined growth strategy team since September 2005. He joined American Century in June 1998 and became a portfolio manager in February 2006. He is a CFA charterholder. Ms. Pang, Portfolio Manager, has been a member of the disciplined growth strategy team since September 2005. She joined American Century in July 1997 and became a portfolio manager in February 2006. She is a CFA charterholder.

The Global Growth Strategy team is managed by Keith Creveling and Brent Puff. Mr. Creveling, Vice President and Senior Portfolio Manager, has been a member of the global growth strategy team since November 2005. He joined American Century in October 1999 and became a portfolio manager in April 2002. He is a CFA charterholder. Mr. Puff has been with American Century since 2001 and has been a portfolio manager since February 2008.

A portion of the assets of the International Growth I Fund are managed by a team of portfolio managers consisting of Alex Tedder and Rajesh Gandhi. Mr. Tedder, Vice President and Senior Portfolio Manager, has been a member of the International Growth team since joining American Century in July 2006. Prior to joining American Century, he was an advisor for Henderson Group, Ltd. from December 2005 to May 2006, and managing director, head of international equities at DWS Deutsche Bank from October 1994 to October 2005. Mr. Gandhi, Vice President and Portfolio Manager, has been with American Century since June 2002 and has been a portfolio manager since February 2008.

Broad Cap Value Income Fund

Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”)
2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2671

BHMS has been providing investment counseling since 1979 and as of June 30, 2008, had approximately $58.5 billion in assets under management.

Timothy J. Culler, CFA and Mark Giambrone, CPA will be responsible for the day-to-day management of the assets of the Broad Cap Value Fund. Mr. Culler joined BHMS in April 1999 and is currently a Principal and Portfolio Manager. Prior to joining BHMS, he was at INVESCO Capital Management where he served as Chief Investment Officer. Mr. Giambrone joined BHMS in December 1998 and is currently a Principal and Portfolio Manager. Prior to joining BHMS, he was a portfolio consultant at HOLT Value Associates.

James P. Barrow, Robert J. Chambers, CFA and Ray Nixon are portfolio managers who will assist Messrs. Culler and Giambrone in the management of the Broad Cap Value Fund. Mr. Barrow founded BHMS in 1979 and is currently a member of the large- and mid-cap value equity teams. Mr. Chambers joined BHMS as a principal in August 1994 and is currently a member of the large cap value equity team. Mr. Nixon joined BHMS as a principal in June 1994 and is currently a member of the large cap value equity team.

Core Equity Fund

BlackRock Investment Management, LLC (“BlackRock”)
800 Scudders Mill Road, Plainsboro, New Jersey 08536

BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. The combined company has over 5,500 employees in 19 countries and a major presence in most key markets, including the U.S., the U.K., Asia, Australia, the Middle East and Europe. As of June 30, 2008, the assets under management of the BlackRock organization (including its subsidiaries) were $1.428 trillion.

The Core Equity Fund is managed by BlackRock’s Basic Value Team and Large Cap Growth team.

The Large Cap Growth team is led by Robert C. Doll, CFA and Daniel Hanson, CFA. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee since 2006. He was President and a member of the Board of the funds advised by Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliates from 2005 to 2006, and President of MLIM and Fund Asset Management, L.P. from 2001 to 2006. Mr. Doll has primary portfolio management responsibility for the Fund. Mr. Hanson is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of BlackRock’s Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager since 2008. Mr. Hanson directs the fundamental research group supporting this team and is an active participant in the portfolio construction process.

The Basic Value team is led by Kevin Rendino and Robert Martorelli. Mr. Rendino has been Managing Director of BlackRock, Inc. since 2006 and was Managing Director of MLIM from 1997 to 2006. Mr. Rendino joined BlackRock following its merger with MLIM in 2006 and is head of the Basic Value team. At MLIM, Mr. Rendino was responsible for the Merrill Lynch International Investment Funds (“MLIIF”) US Basic Value Fund, the MLIF US Focused Value Fund and several offshore Merrill Lynch mutual funds. Mr. Martorelli has been Managing Director of BlackRock, Inc. since 2006 and was Managing Director of MLIM from 1997 to 2006. Both Mr. Rendino and Mr. Martorelli have been portfolio managers with BlackRock or MLIM for more than 5 years.

Mid Cap Strategic Growth Fund

Brazos Capital Management, LP (“Brazos Capital”)
5949 Sherry Lane, Suite 1600, Dallas, Texas 75225

Brazos Capital is an SEC registered investment adviser and is a wholly-owned subsidiary of AIG Global Investment Group. Brazos Capital has provided investment management services to institutional clients since 1983. As of June 30, 2008, Brazos Capital had approximately $543.9 million in assets under management.

A portion of the assets of the Mid Cap Strategic Growth Fund are managed by Brazos Capital. Michael S. Allocco is the lead manager for Brazos Capital and has day-to-day responsibility for making investment decisions on behalf of the Fund. Mr. Allocco works with a team of investment professionals. Mr. Allocco joined Brazos Capital in 2003 as a portfolio manager and has twelve years of industry experience. Mr. Allocco received a B.A. in Management from the University of South Florida and an M.B.A with concentrations in Finance and Economics from the University of Chicago.

Small Cap Fund

Bridgeway Capital Management, Inc. (“Bridgeway”)
5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448

Bridgeway provides investment management services to investment companies, pension and profit sharing employer plans, corporations and individuals. As of June 30, 2008, Bridgeway had over $5.41 billion in assets under management.

John Montgomery, founder and President of Bridgeway, is responsible for selecting the securities that the Fund purchases and sells. Mr. Montgomery holds bachelors degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School.

Large Cap Core Fund
Small Cap Special Values Fund
Small-Mid Growth Fund

Evergreen Investment Management Company, LLC (“Evergreen”)
200 Berkeley Street, Boston, Massachusetts 02116-5034

Evergreen has been managing mutual funds and private accounts since 1932 and managed over $245.9 billion in assets as of June 30, 2008. Evergreen is a subsidiary of Wachovia Corporation (“Wachovia”), the fourth largest bank holding company in the United States with over $812 billion in consolidated assets as of June 30, 2008.

Walter McCormick, CFA, is the lead portfolio manager and Emory (Sandy) Sanders, CFA, is a portfolio manager of the Large Cap Core Fund. Walter McCormick is a Senior Vice President, Senior Portfolio Manager and Head of Evergreen’s Large Cap Value and Core Equity Team. He originally joined a predecessor of Evergreen in 1984. Mr. McCormick joined David L. Babson & Co., Inc. in 1998 and retired from there in April 2000. He rejoined Evergreen in March 2002. Mr. McCormick has been working in the investment management field since 1970. Mr. Sanders is a Director, Portfolio Manager and Senior Equity Analyst with Evergreen’s Large Cap Equity Research team. He has been with Evergreen or one of its predecessors and in the investment management field since 1997.

Evergreen is responsible for managing approximately 50% of the assets of the Small Cap Special Values Fund. Evergreen’s portion of the Fund’s assets is managed by James M. Tringas, CFA. Mr. Tringas is a Senior Vice President, Senior Portfolio Manager and member of the Value Equity team at Evergreen. He joined Evergreen in January 2002. From 1999 until he joined Evergreen, Mr. Tringas was a vice president and portfolio manager with Wachovia Asset Management, where he also served as a security analyst from 1994 until 1999.

The Small-Mid Growth Fund is managed by two investment teams, the Evergreen Small/Mid Growth team and the Evergreen Small Cap Growth team. The Small/Mid Cap Growth team includes Robert Junkin, CPA, Kenneth J. Doerr, Lori S. Evans, CFA, Julian J. Johnson and Ross Campbell. The Small Cap Growth team includes Linda Z. Freeman, CFA, Jeffrey S. Drummond, CFA, Jeffrey Harrison, CFA, Edward Rick IV, CFA and Paul Carder, CFA. The lead portfolio managers of the Fund are Messrs. Junkin and Doerr, assisted by Mses. Evans and Johnson; and Ms. Freeman and Mr. Drummond, assisted by Messrs. Rick, Harrison and Carder.

Mr. Junkin, CPA, is a Managing Director and Senior Portfolio Manager with Evergreen’s Equity Management group. He has been with Evergreen or one of its predecessors since 2007. Previously, he served as a portfolio manager for John Hancock Financial Services from 2003 to March 2007 and as an investment analyst and portfolio manager for Pioneer Investments from 1997 through 2002. Mr. Doerr is a Director and Senior Equity Analyst with the Quantitative Research and Risk Management team of Evergreen’s Equity Management group. He has been with Evergreen or one of its predecessors since 2006. Previously, Mr. Doerr served as Founding Partner and CIO of Trilene Endeavour Partners from 2005 to 2006, as Portfolio Manager with 2100 Capital Group from

2004 to 2005 and as a Senior Vice President and Portfolio Manager with Putnam Investments from 2000 to 2003. Ms. Evans is a Director and Senior Analyst with the Small/Mid Cap Growth team. She has been with Evergreen or one of its predecessor firms since 1988. Ms. Johnson is a Director and Senior Analyst with the Small/Mid Cap Growth team. She has been with Evergreen or one of its predecessor firms since 1995.

Ms. Freeman is a Team Co-Head, Director and Portfolio Manager with Evergreen’s Small Cap Growth team. She has been with Evergreen or one of its predecessor firms since 1991 and has been working in the investment management field since 1979. Mr. Drummond is Team Co-Head, Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He has been with Evergreen or one of its predecessor firms since 1988 and has been working in the investment management field since 1988. Mr. Rick is a Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He has been with Evergreen or one of its predecessor firms since 1994 and has been working in the investment management field since 1994. Mr. Harrison is a Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He has been with Evergreen or one of its predecessor firms since 1997 and has been working in the investment management field since 1994. Mr. Carder is a Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He joined Evergreen in 2004. Prior to joining Evergreen, Mr. Carder served as an Associate Equity Research Analyst for Wachovia Securities. He has been in the investment industry since 2000. Each Portfolio Manager is a Chartered Financial Analyst.

Global Strategy Fund

Franklin Advisers, Inc. (“Franklin Advisers”)
One Franklin Parkway, San Mateo, California 94403-1906

Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as “Franklin Templeton Investments”), a publicly owned company engaged in the financial services industry through its subsidiaries. As of June 30, 2008, Franklin Templeton Investments managed approximately $580.2 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The team responsible for managing the debt portion of the Global Strategy Fund is Michael Hasenstab. Dr. Hasenstab first worked for Franklin Templeton from 1995 to 1998, rejoining again in 2001 after a three-year leave to obtain his Ph.D. Dr. Hasenstab is Senior Vice President, Co-Director and Portfolio Manager of the international bond department of Franklin Templeton Income Group. He has primary responsibility for the debt investments of the Fund and has final authority over all aspects of the Fund’s debt investment portfolio. The degree to which he may perform his duties may change from time-to-time.

Global Real Estate Fund

Goldman Sachs Asset Management, L.P. (“GSAM”)
32 Old Slip, New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of June 30, 2008, GSAM, including its investment advisory affiliates, had assets under management of approximately $773 billion. GSAM manages the portion of the Global Real Estate Fund that invests in international real estate securities. GSAM’s Real Estate Securities Team is led by Mark Howard-Johnson, David Kruth and Timothy M. Hannon. Mr. Howard-Johnson, who joined GSAM as a portfolio manager in 1998, is the Chief Investment Officer of the Real Estate Securities Team. His previous experience includes approximately 15 years in the real estate finance business. Mr. Kruth, a Senior Portfolio Manager, joined GSAM as a portfolio manager in 2005. His previous experience includes approximately 19 years in the real estate investment field, most recently managing real estate securities funds at Citigroup (June 2004-May 2005) and AllianceBernstein (June 1998-June 2004). Mr. Hannon is head of Real Estate at Goldman Sachs JBWere where he joined as a portfolio manager in 1998. Mr Hannon has in total approximately 15 years of experience in the real estate investment and securities investment fields. Goldman Sachs JBWere is a partially-owned subsidiary of Goldman, Sachs & Co. that makes Mr. Hannon’s services available to GSAM to participate as a member of the Real Estate Securities Team.

Global Real Estate Fund
International Growth I Fund
Large Capital Growth Fund
Small Cap Fund

Invesco Aim Capital Management, Inc. (“Invesco Aim”)
(Formerly, AIM Capital Management, Inc.)
11 Greenway Plaza, Suite 100, Houston, Texas 77046

Invesco Aim has acted as an investment adviser since its organization in 1986. Invesco Aim, together with its affiliates, advises or manages over 225 investment funds, including the Fund, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly-owned subsidiary of Invesco Ltd. Total net assets under the management of Invesco Aim and its affiliates was approximately $461 billion as of June 30, 2008.

Members of the investment team for the International Growth I Fund include Clas G. Olson (lead manager with respect to Europe and Canada investments), Senior Portfolio Manager; Barrett K. Sides (lead manager with respect to Asia Pacific and Latin America); Jason T. Holzer, Senior Portfolio Manager; Shuxin (Steve) Cao, Senior Portfolio Manager; and Matthew W. Dennis, Portfolio Manager. Mr. Olson has been with Invesco Aim and/or its affiliates since 1994. Mr. Holzer has been with Invesco Aim and/or its affiliates since 1996. Mr. Sides has been with Invesco Aim and/or its affiliates since 1990. Mr. Cao has been with Invesco Aim and/or its affiliates since 1997. Mr. Dennis has been with Invesco Aim and/or its affiliates since 2000.

A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

Members of the investment team for the Large Capital Growth Fund include Geoffrey V. Keeling, Senior Portfolio Manager and Robert L. Shoss, Senior Portfolio Manager. Messrs. Keeling and

Shoss have each been associated with Invesco Aim and/or its affiliates since 1995.

Invesco Aim has engaged Invesco Institutional (N.A.), Inc. (“IINA”) as the sub-sub-adviser to the portion of the Global Real Estate Fund’s assets invested in domestic real estate securities. IINA’s principal office is located at 1555 Peachtree St., N.E., Atlanta, Georgia 30309. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund: Joe V. Rodriguez, Jr. (lead manager), Mark Blackburn, Paul S. Curbo, James Trowbridge and Ping-Ying Wang.

Mr. Rodriguez has been head of IINA’s real estate securities team since 1995 and has been associated with Invesco Aim and/or its affiliates since 1990. As the lead manager, Mr. Rodriguez generally has final authority over all aspects of IINA’s portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. Mr. Blackburn is a member of IINA’s real estate securities team and has been associated with Invesco Aim and/or its affiliates since 1998. Mr. Curbo is a member of IINA’s real estate securities team and has been associated with Invesco Aim and/or its affiliates since 1998. Mr. Trowbridge is a member of IINA’s real estate securities team and has been associated with Invesco Aim and/or its affiliates since 1989. Ms. Wang is a member of IINA’s real estate securities team and has been associated with Invesco Aim and/or its affiliates since 1998.

A portion of the assets of the Small Cap Fund are managed by Juliet S. Ellis (lead manager) and Juan R. Hartsfield. Ms. Ellis, Senior Portfolio Manager, has been responsible for the AIM Small Cap Equity Fund since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. Mr. Hartsfield, Portfolio Manager, who has been responsible for the AIM Small Cap Equity Fund since 2006 and has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

International Growth I Fund

Massachusetts Financial Services Company (“MFS”)
500 Boylston Street, Boston, MA 02116

MFS is America’s oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. As of June 30, 2008, MFS had approximately $183 billion in assets under management. MFS manages a portion of the assets of the International Growth I Fund using a team of portfolio managers. The team is comprised of David R. Mannheim and Marcus Smith, each an Investment Officer and Portfolio Manager of MFS. Mr. Mannheim has been employed with MFS since 1988. Mr. Smith has been employed with MFS since 1994. They have joint responsibility for making day-to-day investment decisions on behalf of MFS’ portion of the Fund’s assets.

Value Fund

OppenheimerFunds, Inc. (“Oppenheimer”)
Two World Financial Center, 225 Liberty Street, 11th Floor
New York, New York 10281-1008

Oppenheimer has been an investment adviser since 1960. As of June 30, 2008, Oppenheimer and its subsidiaries and controlled affiliates managed more than $226 billion in assets including Oppenheimer funds with more than 6 million shareholders.

Day-to-day responsibility for managing the Value Fund is directed by Christopher Leavy. Mr. Leavy is Senior Vice President and Director of Equities at Oppenheimer and is a Portfolio Manager of its Value Fund. Mr. Leavy also manages other Oppenheimer funds. Before joining Oppenheimer in 2000, Mr. Leavy was a Vice President and Portfolio Manager at Morgan Stanley Dean Witter Investment Management (from 1997).

Global Equity Fund
Small Cap Special Values Fund

Putnam Investment Management, LLC (“Putnam”)
One Post Office Square, Boston, Massachusetts 02109

Putnam is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of June 30, 2008, Putnam had approximately $166 billion in assets under management.

The team responsible for the day-to-day investment decisions of the Global Equity Fund is lead by Shigeki Makino. Mr. Makino is a Managing Director and Chief Investment Officer of the Global Core Equity team and is also a member of Putnam’s Executive Committee and Advisory Council. Mr. Makino joined Putnam in 2000 and has 19 years of investment experience. The other team member is Bradford S. Greenleaf, CFA. Mr. Greenleaf has been a portfolio manager with Putnam since 2004 and has 22 years of investment experience.

Putnam’s Small and Mid Cap Value team is responsible for the day-to-day investment decisions of a portion of the assets of the Small Cap Special Values Fund and is led by Edward T. Shadek Jr., Chief Investment Officer, Senior Managing Director and Deputy Head of Investments of Putnam’s Small Cap Equities. Mr. Shadek rejoined Putnam in 1997 after having begun his career there in 1987. Mr. Shadek is a Certified Public Accountant with 21 years of investment experience. The other team member is Michael C. Petro, CFA, Senior Vice President and Portfolio Manager of Putnam. Mr. Petro, who joined Putnam in 2002, is a CFA charterholder and has 8 years of investment experience.

Science & Technology Fund

RCM Capital Management LLC (“RCM”)
4 Embarcadero Center, San Francisco, California 94111

RCM is an indirect wholly owned subsidiary of Allianz Global Investors (“AGI”). In turn, AGI is owned by Allianz SE. As of

June 30, 2008, RCM had approximately $18.9 billion in total assets under management and advice.

A portion of the assets of the Science & Technology Fund is managed by Walter C. Price, Jr. and Huachen Chen. Mr. Price, Managing Director and Portfolio Manager, joined RCM in 1974 as a Senior Portfolio Securities Analyst and became a principal in 1978. Mr. Price has analytical responsibility for much of RCM’s technology area and has extensive experience in managing technology portfolios. Huachen Chen, Senior Portfolio Manager, joined RCM in 1985 as a Securities Analyst. He became a principal in 1994 and currently has research and money management responsibilities for the technology area. Since 1990, he has had extensive portfolio responsibilities related to technology and capital goods stocks.

Blue Chip Growth Fund
Health Sciences Fund
Science & Technology Fund
Small Cap Fund

T. Rowe Price Associates, Inc. (“T. Rowe Price”)
100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades. The firm, which is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly owned financial services company, is one of the nation’s leading no-load fund managers. As of June 30, 2008, T. Rowe Price and its affiliates had $387.7 billion in assets under management.

The Blue Chip Growth Fund is managed by an investment advisory committee, chaired by Larry J. Puglia, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. Puglia has been the chairman of the investment advisory committee for the T. Rowe Price Blue Chip Growth Fund since 1996. Mr. Puglia joined T. Rowe Price in 1990 and has been a portfolio manager since 1993.

The Health Sciences Fund is managed by an investment advisory committee, chaired by Kris H. Jenner, M.D., D. Phil. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Dr. Jenner was elected chairman of the investment advisory committee for the T. Rowe Price Health Sciences Fund in 2000. Dr. Jenner joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998.

T. Rowe Price is responsible for sub-advising a portion of the Science & Technology Fund. This portion is managed by an investment advisory committee chaired by Michael F. Sola, CFA. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Fund’s investment program. Mr. Sola was elected chairman of the Fund’s committee on January 16, 2002. He also is chairman of the investment advisory committee for the T. Rowe Price Science & Technology Fund. He has been managing investments since 1997, and joined T. Rowe Price in 1995 as an investment analyst. Effective January 1, 2009, Kenneth W. Allen will replace Michael F. Sola as chairman of the investment advisory committee. Mr. Allen currently serves as a member of the committee. He joined T. Rowe Price in 2000 and his investment experience dates from 1999.

T. Rowe Price is responsible for sub-advising a portion of the Small Cap Fund. This portion is managed by an investment advisory committee, chaired by Gregory A. McCrickard, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. McCrickard has been the chairman of the investment advisory committee for the T. Rowe Price Small-Cap Stock Fund since 1992. Mr. McCrickard joined T. Rowe Price in 1986 and has been managing investments since 1992.

Foreign Value Fund

Templeton Global Advisors Ltd. (“Templeton Global”)
Lyford Cay, Nassau, Bahamas

Templeton Global is a wholly-owned subsidiary of Franklin Templeton Investments. As of June 30, 2008, Franklin Templeton Investments managed approximately $580.2 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

Day-to-day decisions and management of the Foreign Value Fund are made by Tucker Scott, CFA, Executive Vice President and Portfolio Manager of Templeton Global. Mr. Scott joined Templeton Global in 1996 and has been a manager of the retail Templeton Foreign Fund since 2007. In addition, Lisa F. Myers and Cindy L. Sweeting have secondary portfolio management responsibilities for the Foreign Value Fund. Ms. Myers joined Templeton Global in 1996 and has been a manager of the retail Templeton Foreign Fund since 2002. Ms. Sweeting is currently the president of Templeton Global Advisors Ltd. and Director of Portfolio Management for the Templeton Global Equity Group. She has portfolio management responsibility for institutional separate account relationships with both global and international mandates. Ms. Sweeting has been with Franklin Templeton Investments since 1997 and has over 25 years of experience in the investment industry.

Global Strategy Fund

Templeton Investment Counsel, LLC (“Templeton Investment”)
Broward Financial Centre, Suite 2100
Fort Lauderdale, Florida 33394

Templeton Investment is a Delaware limited liability company and a wholly-owned subsidiary of Franklin Templeton Investments. As of June 30, 2008, Franklin Templeton Investments managed approximately $580.2 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The team responsible for managing the equity portion of the Global Strategy Fund is Peter A. Nori, Gary Motyl and Tina Sadler. Mr. Nori, CFA, Executive Vice President and Portfolio Manager/Research Analyst of Templeton Investment, has been with Franklin Templeton Investments (“Franklin Templeton”) since 1987, and has managed the equity portion of the Templeton Global Asset Allocation Fund. Mr. Motyl is chief investment officer of the Templeton Global Equity Group, president of Templeton Investment and has been with Templeton Investment since 1997. Ms. Sadler, CFA, Vice President and Portfolio Manager/Research Analyst of Templeton, has been with Franklin Templeton Investments since 1997.

Mid Cap Strategic Growth Fund

Van Kampen
525 Fifth Avenue, New York, New York 10036

Morgan Stanley Investment Management, Inc., doing business in certain instances (including in its role as sub-adviser to this Fund) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley is the direct parent of Morgan Stanley Investment Management Inc., Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing, and financial advisory services. As of June 30, 2008, Van Kampen, together with its affiliated asset management companies, had approximately $571.3 billion in assets under management.

Approximately 50% of the assets of the Mid Cap Strategic Growth Fund is managed by the Growth Team. The Growth Team is led by Dennis Lynch, David Cohen, Sam Chainani, CFA, Alexander Norton, and Jason Yeung, CFA. Mr. Lynch, Managing Director, has been with Van Kampen since 1998 and has 14 years of investment experience. Mr. Cohen, Managing Director, has been with Van Kampen since 1993 and has 20 years of investment experience. Mr. Chainani, Managing Director, has been with Van Kampen since 1996 and has 12 years of investment experience. Mr. Norton, Executive Director, has been with Van Kampen since 2000 and has 13 years of investment experience. Mr. Yeung, Executive Director, has been with Van Kampen since 2002 and has 11 years of investment experience.

Science & Technology Fund

Wellington Management Company, LLP
(“Wellington Management”)
75 State Street, Boston, Massachusetts 02109

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2008, Wellington Management had investment management authority with respect to approximately $550 billion in assets.

A portion of the assets of the Science & Technology Fund is managed by Wellington Management’s Global Technology Investment Team. The team is comprised of Scott E. Simpson, John F. Averill, CFA, Bruce L. Glazer, Anita M. Killian, CFA and Eric C. Stromquist and Nicolas B. Boullet. Each team member provides portfolio management and securities analysis services for Wellington’s portion of the Fund’s assets.

Mr. Simpson, Senior Vice President and Global Industry Analyst of Wellington Management, leads the Global Technology Investment Team and joined the firm as an investment professional in 1995. Mr. Averill, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Ms. Killian, Senior Vice President and Global Industry Analyst associated with Wellington Management, joined the firm as an investment professional in 2000. Mr. Stromquist, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1989. Mr. Boullet, Assistant Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2005. Prior to joining Wellington Management in 2005, Mr. Boullet held various positions at Ingenio, a technology start-up firm in San Francisco (2000 – 2003), worked in the Internet Division of NBC in New York (1999 – 2000), and was a Financial Analyst in the M&A group at Morgan Stanley in London (1997 – 1999).

Small Cap Aggressive Growth Fund

Wells Capital Management Incorporated (“Wells Capital”)
525 Market Street, San Francisco, California 94105

Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of June 30, 2008, Wells Capital managed over $237 billion in assets in the Montgomery Small Cap Growth Equity Strategy.

The Small Cap Aggressive Growth Fund is co-managed by Jerome “Cam” Philpott, CFA and Stuart Roberts. Mr. Philpott joined Wells Capital in 2003 as a Portfolio Manager. Previously, he was a portfolio manager and analyst with Montgomery Asset Management (“Montgomery”), which he joined in 1991 as an analyst for its small cap equity team. Mr. Roberts joined Wells

Capital in 2003 as a Portfolio Manager. Prior to joining Wells Capital, Mr. Roberts was a senior portfolio manager with Montgomery where he managed the Small Cap Growth Fund since its inception in 1990. He has focused on small-cap growth investments since 1983.

How VALIC is Paid for its Services

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2008.

Advisory Fee Paid
(as a percentage of average
Fund Name	daily net assets)

Asset Allocation Fund	0.50%
Blue Chip Growth Fund	0.75%
Broad Cap Value Income Fund	0.70%
Capital Conservation Fund	0.50%
Core Equity Fund	0.78%
Core Value Fund	0.77%
Foreign Value Fund	0.66%
Global Equity Fund	0.79%
Global Real Estate Fund	0.75%
Global Social Awareness Fund	0.50%
Global Strategy Fund	0.50%
Government Securities Fund	0.50%
Growth Fund	0.80%
Growth & Income Fund	0.75%
Health Sciences Fund	1.00%
Inflation Protected Fund	0.50%
International Equities Fund	0.30%
International Government Bond Fund	0.50%
International Growth I Fund	0.91%
Large Cap Core Fund	0.70%
Large Capital Growth Fund	0.64%
Mid Cap Index Fund	0.27%
Mid Cap Strategic Growth Fund	0.69%
Money Market I Fund	0.40%
Nasdaq-100® Index Fund	0.40%
Science & Technology Fund	0.88%
Small Cap Aggressive Growth Fund	0.85%
Small Cap Fund	0.88%
Small Cap Index Fund	0.30%
Small Cap Special Values Fund	0.75%
Small-Mid Growth Fund	0.85%
Stock Index Fund	0.24%
Value Fund	0.78%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

Payments in Connection with Distribution

VALIC receives financial support from certain investment sub-advisers for distribution-related activities, including support to help offset costs for training to support sales of the Funds. Payments may be derived from investment management fees received by the sub-advisers.

Account Information

ARC I Shares
ARC I is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, ARC I offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the “Plans”) and IRAs.

Buying and Selling Shares
As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up ARC I. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Funds according to your instructions.

After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Funds, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

-	any minimum initial investment amount and/or limitations on periodic investments;

-	how to purchase, redeem or exchange your interest in the Funds;

-	how to obtain information about your account, including account statements; and

-	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.

None of the Funds currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, ARC I reserves the right to refuse to sell shares of any Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Although ARC I normally redeems Fund shares for cash, ARC I has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-term Trading
The Funds, which are offered only through Contracts, Plans or IRAs, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors has adopted policies and procedures with respect to market timing activity as discussed below.

ARC I believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may also occur because of time zone differences between the foreign markets on which a Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund’s junk bond holdings. Market timers might try to purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of ARC I’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Funds are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of ARC I to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. ARC I’s policy is that the Funds will rely on the Financial Intermediaries to monitor market timing within a Fund to the extent that ARC I believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of a Fund.

There is no guarantee that ARC I will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not ARC I detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which ARC I becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. ARC I has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. ARC I reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that ARC I determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by ARC I.

Selective Disclosure of Portfolio Holdings
ARC I’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Statement of Additional Information.

How Shares are Valued
The net asset value per share (“NAV”) for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade.

The securities held by the Money Market I Fund and short-term securities maturing within 60 days held by other Funds are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market I Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid annually, except for the Money Market I Fund, which declares and pays dividends daily. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences
As the owner of a Contract, a participant under your employer’s Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus, Plan document or custodial agreement for further information concerning the federal income tax consequences to you of investing in the Funds.

The Funds will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Funds incur foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Funds. The benefits to VALIC will not be passed to you or the Funds.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended 2008 has been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of ARC I, whose report, along with the Funds’ financial statements, is included in the ARC I annual report to shareholders which is available upon request.

PricewaterhouseCoopers was appointed by the Audit Committee of ARC I’s Board of Directors as the new independent registered public accounting firm. Such appointment was ratified and approved by the independent directors of the Board. Information prior to fiscal year 2008 was audited by Ernst & Young, LLP.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Asset Allocation Fund									Blue Chip Growth Fund
	Year Ended May 31,									Year Ended May 31,
	2008		2007	2006		2005		2004		2008		2007	2006		2005	2004

PER SHARE DATA
Net asset value at beginning of period	$12.16		$12.01	$12.28		$12.12		$11.21		$10.80		$8.92	$8.32		$7.89	$6.79

Income (loss) from investment operations:
Net investment income (loss)(d)	0.31		0.34	0.33		0.27		0.17		0.03		0.03	0.03		0.04	(0.00)
Net realized and unrealized gain (loss) on investments and
foreign currencies	(0.75)		1.71	0.31		0.61		1.07		(0.23)		1.87	0.58		0.42	1.10

Total income (loss) from investment operations	(0.44)		2.05	0.64		0.88		1.24		(0.20)		1.90	0.61		0.46	1.10

Distributions from:
Net investment income	(0.35)		(0.21)	(0.16)		(0.27)		(0.19)		(0.02)		(0.02)	(0.01)		(0.03)	—
Net realized gain on securities	(0.69)		(1.69)	(0.75)		(0.45)		(0.14)		(0.04)		—	—		—	—

Total distributions	(1.04)		(1.90)	(0.91)		(0.72)		(0.33)		(0.06)		(0.02)	(0.01)		(0.03)	—

Net asset value at end of period	$10.68		$12.16	$12.01		$12.28		$12.12		$10.54		$10.80	$8.92		$8.32	$7.89

TOTAL RETURN(a)	(3.84	)%(h)	18.14%	5.36	%(e)	7.31%		11.08	%(e)	(1.84	)%(i)	21.30%	7.35	%(f)	5.81%	16.20%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.69%		0.70%	0.72%		0.65%		0.68%		0.87%		0.96%	1.01%		1.08%	1.07%
Ratio of expenses to average net assets(c)	0.69%		0.70%	0.72%		0.65%		0.68%		0.91%		0.99%	1.02%		1.10%	1.07%
Ratio of expense reductions to average net assets	0.00%		0.00%	—		—		—		0.00%		0.00%	0.00%		0.01%	0.01%
Ratio of net investment income (loss) to average net assets(b)	2.71%		2.87%	2.67%		2.18%		1.47%		0.31%		0.35%	0.35%		0.47%	(0.02)%
Ratio of net investment income (loss) to average net assets(c)	2.71%		2.87%	2.67%		2.18%		1.47%		0.27%		0.32%	0.34%		0.45%	(0.02)%
Portfolio turnover rate	124%		129%	148%		107	%(g)	79	%(g)	20%		25%	30%		42%	30%
Number of shares outstanding at end of period (000’s)	14,626		14,567	13,666		15,256		15,869		39,703		10,495	7,325		5,847	5,116
Net assets at end of period (000’s)	$156,260		$177,095	$164,117		$187,309		$192,301		$418,429		$113,352	$65,366		$48,638	$40,369

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(f)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

(g)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2005	2004

Asset Allocation Fund	104%	75%

(h)	The Fund’s performance was increased by 0.17% from a reimbursement by an affiliate.

(i)	The Fund’s performance was increased by less than 0.01% from a reimbursement by an affiliate.

Financial Highlights — (continued)

	Broad Cap Value Income Fund				Capital Conservation Fund
			December 5,
	Year Ended		2005* to
	May 31,		May 31,		Year Ended May 31,
	2008	2007	2006		2008	2007	2006	2005		2004

PER SHARE DATA
Net asset value at beginning of period	$12.65	$10.21	$10.00		$9.91	$9.45	$9.66	$9.53		$10.04

Income (loss) from investment operations:
Net investment income (loss)(e)	0.19	0.17	0.05		0.52	0.48	0.41	0.37		0.28
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.69)	2.38	0.18		(0.31)	0.13	(0.41)	0.19		(0.37)

Total income (loss) from investment operations	(1.50)	2.55	0.23		0.21	0.61	—	0.56		(0.09)

Distributions from:
Net investment income	(0.19)	(0.11)	(0.02)		(0.58)	(0.15)	(0.21)	(0.38)		(0.31)
Net realized gain on securities	(0.42)	—	—		—	—	—	(0.05)		(0.11)

Total distributions	(0.61)	(0.11)	(0.02)		(0.58)	(0.15)	(0.21)	(0.43)		(0.42)

Net asset value at end of period	$10.54	$12.65	$10.21		$9.54	$9.91	$9.45	$9.66		$9.53

TOTAL RETURN(a)	(12.08)%	25.09%	2.28%		2.09%	6.46%	(0.02)%	5.99%		(0.82	)%(f)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)	0.85%	0.85%	0.85	%(b)	0.68%	0.67%	0.70%	0.70%		0.68%
Ratio of expenses to average net assets(d)	1.03%	1.05%	3.41	%(b)	0.68%	0.67%	0.70%	0.70%		0.68%
Ratio of expense reductions to average net assets	0.01%	—	—		—	—	—	—		—
Ratio of net investment income (loss) to average net assets(c)	1.65%	1.50%	2.40	%(b)	5.27%	4.89%	4.65%	3.83%		2.89%
Ratio of net investment income (loss) to average net assets(d)	1.47%	1.30%	(0.16	)%(b)	5.27%	4.89%	4.65%	3.83%		2.89%
Portfolio turnover rate	21%	27%	194%		136%	203%	174%	205	%(g)	182	%(g)
Number of shares outstanding at end of period (000’s)	2,481	2,582	2,663		13,389	17,897	22,200	8,997		8,167
Net assets at end of period (000’s)	$26,151	$32,646	$27,203		$127,695	$177,290	$209,742	$86,903		$77,836

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Annualized

(c)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(d)	Excludes, if any, expense reimbursements and expense reductions.

(e)	The per share amounts are calculated using the average share method.

(f)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(g)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2005	2004

Capital Conservation Fund	198%	171%

Financial Highlights — (continued)

	Core Equity Fund							Core Value Fund
	Year Ended May 31,							Year Ended May 31,
	2008		2007		2006	2005	2004	2008		2007	2006	2005	2004

PER SHARE DATA
Net asset value at beginning of period	$15.37		$13.00		$12.37	$11.77	$10.12	$12.98		$10.41	$9.87	$9.07	$7.73

Income (loss) from investment operations:
Net investment income (loss)(d)	0.12		0.12		0.13	0.16	0.10	0.20		0.19	0.17	0.20	0.13
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.50)		2.35		0.56	0.60	1.65	(1.89)		2.47	0.46	0.80	1.34

Total income (loss) from investment operations	(1.38)		2.47		0.69	0.76	1.75	(1.69)		2.66	0.63	1.00	1.47

Distributions from:
Net investment income	(0.14)		(0.10)		(0.06)	(0.16)	(0.10)	(0.22)		(0.09)	(0.09)	(0.20)	(0.13)
Net realized gain on securities	—		—		—	—	—	(0.41)		—	—	—	—

Total distributions	(0.14)		(0.10)		(0.06)	(0.16)	(0.10)	(0.63)		(0.09)	(0.09)	(0.20)	(0.13)

Net asset value at end of period	$13.85		$15.37		$13.00	$12.37	$11.77	$10.66		$12.98	$10.41	$9.87	$9.07

TOTAL RETURN(a)	(9.00	)%(g)	19.02	%(e)	5.62%	6.48%	17.36%	(13.28	)%(h)	25.67%	6.44%	11.07%	19.16%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.85%		0.85%		0.85%	0.85%	0.85%	0.83%		0.83%	0.83%	0.83%	0.83%
Ratio of expenses to average net assets(c)	0.91%		0.90%		0.90%	0.93%	0.95%	0.92%		0.92%	0.92%	0.91%	0.91%
Ratio of expense reductions to average net assets	0.00%		0.00%		0.01%	0.01%	0.01%	—		—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	0.84%		0.85%		1.03%	1.30%	0.88%	1.75%		1.61%	1.67%	2.05%	1.50%
Ratio of net investment income (loss) to average net assets(c)	0.78%		0.79%		0.99%	1.22%	0.79%	1.65%		1.51%	1.58%	1.97%	1.43%
Portfolio turnover rate	69%		110%		39%	31%	28%	37%		30%	109%	72%	71%
Number of shares outstanding at end of period (000’s)	25,275		29,484		36,132	43,687	51,118	16,855		19,083	22,207	23,445	25,344
Net assets at end of period (000’s)	$349,995		$453,147		$469,770	$540,620	$601,756	$179,697		$247,711	$231,228	$231,351	$229,928

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(g)	The Fund’s performance was increased by 0.66% from a reimbursement by an affiliate.

(h)	The Fund’s performance was increased by 0.16% from a reimbursement by an affiliate.

Financial Highlights — (continued)

									Global Real
	Foreign Value Fund				Global Equity Fund				Estate Fund
			December 5,				December 5,		March 10,
	Year Ended		2005* to		Year Ended		2005* to		2008* to
	May 31,		May 31,		May 31,		May 31,		May 31,
	2008	2007	2006		2008	2007	2006		2008

PER SHARE DATA
Net asset value at beginning of period	$13.21	$10.76	$10.00		$13.82	$10.74	$10.00		$10.00

Income (loss) from investment operations:
Net investment income (loss)(e)	0.36	0.25	0.02		0.18	0.17	0.06		0.04
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.67)	2.33	0.74		(1.44)	3.06	0.69		1.17

Total income (loss) from investment operations	(0.31)	2.58	0.76		(1.26)	3.23	0.75		1.21

Distributions from:
Net investment income	(0.11)	(0.13)	0.00		(0.23)	(0.15)	(0.01)		—
Net realized gain on securities	(0.38)	0.00	—		(0.66)	(0.00)	—		—

Total distributions	(0.49)	(0.13)	0.00		(0.89)	(0.15)	(0.01)		—

Net asset value at end of period	$12.41	$13.21	$10.76		$11.67	$13.82	$10.74		$11.21

TOTAL RETURN(a)	(2.44)%	24.08%	7.63%		(9.39)%	30.35%	7.48%		12.10%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)	0.86%	0.86%	0.84	%(b)	0.97%	0.95%	0.98	%(b)	0.95	%(b)
Ratio of expenses to average net assets(d)	0.86%	0.86%	1.65	%(b)	0.97%	0.95%	2.16	%(b)	5.04	%(b)
Ratio of expense reductions to average net assets	—	—	—		0.01%	0.01%	—		—
Ratio of net investment income (loss) to average net assets(c)	2.82%	2.17%	5.06	%(b)	1.38%	1.41%	10.48	%(b)	2.22	%(b)
Ratio of net investment income (loss) to average net assets(d)	2.82%	2.17%	4.24	%(b)	1.38%	1.41%	9.30	%(b)	(1.87	)%(b)
Portfolio turnover rate	34%	31%	0%		93%	86%	3%		11%
Number of shares outstanding at end of period (000’s)	76,318	79,082	65,474		33,870	34,198	38,389		2,599
Net assets at end of period (000’s)	$946,934	$1,044,980	$704,398		$395,426	$472,642	$412,275		$29,131

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Annualized

(c)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(d)	Excludes, if any, expense reimbursements and expense reductions.

(e)	The per share amounts are calculated using the average share method.

Financial Highlights — (continued)

	Global Social Awareness Fund						Global Strategy Fund
									December 5,
							Year Ended		2005* to
	Year Ended May 31,						May 31,		May 31,
	2008		2007	2006	2005	2004	2008	2007	2006

PER SHARE DATA
Net asset value at beginning of period	$24.25		$20.82	$19.38	$18.28	$15.73	$13.08	$10.92	$10.00

Income (loss) from investment operations:
Net investment income (loss)(e)	0.41		0.30	0.26	0.27	0.16	0.41	0.31	0.03
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.71)		4.25	1.30	1.09	2.55	(0.33)	2.05	0.90

Total income (loss) from investment operations	(1.30)		4.55	1.56	1.36	2.71	0.08	2.36	0.93

Distributions from:
Net investment income	(0.29)		(0.16)	(0.12)	(0.26)	(0.16)	(0.19)	(0.16)	(0.01)
Net realized gain on securities	(2.45)		(0.96)	—	—	—	(0.20)	(0.04)	—

Total distributions	(2.74)		(1.12)	(0.12)	(0.26)	(0.16)	(0.39)	(0.20)	(0.01)

Net asset value at end of period	$20.21		$24.25	$20.82	$19.38	$18.28	$12.77	$13.08	$10.92

TOTAL RETURN(a)	(5.35	)%(g)	22.35%	8.09%	7.47%	17.27%	0.63%	21.86%	9.30	%(f)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)	0.65%		0.62%	0.63%	0.63%	0.63%	0.73%	0.71%	0.72	%(b)
Ratio of expenses to average net assets(d)	0.65%		0.62%	0.63%	0.63%	0.63%	0.73%	0.71%	1.57	%(b)
Ratio of expense reductions to average net assets	0.01%		0.02%	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets(c)	1.95%		1.31%	1.30%	1.42%	0.89%	3.17%	2.60%	3.80	%(b)
Ratio of net investment income (loss) to average net assets(d)	1.95%		1.31%	1.30%	1.42%	0.89%	3.17%	2.60%	2.94	%(b)
Portfolio turnover rate	165%		153%	139%	53%	79%	25%	31%	1%
Number of shares outstanding at end of period (000’s)	27,983		19,308	18,349	20,461	21,814	38,838	38,988	37,843
Net assets at end of period (000’s)	$565,483		$468,159	$382,067	$396,563	$398,820	$495,975	$509,885	$413,319

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Annualized

(c)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(d)	Excludes, if any, expense reimbursements and expense reductions.

(e)	The per share amounts are calculated using the average share method.

(f)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(g)	The Fund’s performance was increased by 0.12% from a reimbursement by an affiliate.

Financial Highlights — (continued)

	Government Securities Fund							Growth Fund
										December 5,
								Year Ended		2005* to
	Year Ended May 31,							May 31,		May 31,
	2008	2007	2006	2005		2004		2008	2007	2006

PER SHARE DATA
Net asset value at beginning of period	$10.12	$9.86	$10.14	$9.82		$11.24		$10.26	$9.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.40	0.43	0.37	0.31		0.27		0.02	(0.01)	0.01	(e)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.36	0.07	(0.46)	0.33		(0.65)		0.89	1.05	(0.79)

Total income (loss) from investment operations	0.76	0.50	(0.09)	0.64		(0.38)		0.91	1.04	(0.78)

Distributions from:
Net investment income	(0.46)	(0.24)	(0.19)	(0.32)		(0.29)		—	0.00	—
Net realized gain on securities	—	—	—	—		(0.75)		—	—	—

Total distributions	(0.46)	(0.24)	(0.19)	(0.32)		(1.04)		—	0.00	—

Net asset value at end of period	$10.42	$10.12	$9.86	$10.14		$9.82		$11.17	$10.26	$9.22

TOTAL RETURN(a)	7.54%	5.12%	(0.94)%	6.54	%(e)	(3.40)%		8.87%	11.29%	(7.80)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.66%	0.67%	0.65%	0.66%		0.65%		0.95%	0.94%	0.93	%(g)
Ratio of expenses to average net assets(c)	0.66%	0.67%	0.65%	0.66%		0.65%		0.95%	0.94%	1.39	%(g)
Ratio of expense reductions to average net assets	—	—	—	—		—		—	—	—
Ratio of net investment income (loss) to average net assets(b)	3.92%	4.22%	3.68%	3.03%		2.59%		0.22%	(0.09)%	1.55	%(g)
Ratio of net investment income (loss) to average net assets(c)	3.92%	4.22%	3.68%	3.03%		2.59%		0.22%	(0.09)%	1.09	%(g)
Portfolio turnover rate	67%	141%	99%	216	%(f)	169	%(f)	203%	103%	38%
Number of shares outstanding at end of period (000’s)	16,472	10,221	11,775	13,361		14,904		86,259	99,984	127,742
Net assets at end of period (000’s)	$171,641	$103,483	$116,084	$135,549		$146,347		$963,368	$1,025,501	$1,177,556

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(f)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2005	2004

Government Securities Fund	216%	169%

(g)	Annualized

Financial Highlights — (continued)

	Growth & Income Fund						Health Sciences Fund
	Year Ended May 31,						Year Ended May 31,
	2008		2007	2006	2005	2004	2008	2007	2006	2005	2004

PER SHARE DATA
Net asset value at beginning of period	$17.73		$14.70	$14.02	$12.87	$11.32	$11.53	$10.64	$9.49	$10.06	$7.98

Income (loss) from investment operations:
Net investment income (loss)(d)	0.26		0.19	0.15	0.19	0.07	(0.07)	(0.06)	(0.08)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.85)		2.95	0.60	1.15	1.55	0.13	2.37	1.70	(0.02)	2.15

Total income (loss) from investment operations	(0.59)		3.14	0.75	1.34	1.62	0.06	2.31	1.62	(0.10)	2.08

Distributions from:
Net investment income	(0.22)		(0.11)	(0.07)	(0.19)	(0.07)	—	—	—	—	—
Net realized gain on securities	(0.78)		—	—	—	—	(1.03)	(1.42)	(0.47)	(0.47)	—

Total distributions	(1.00)		(0.11)	(0.07)	(0.19)	(0.07)	(1.03)	(1.42)	(0.47)	(0.47)	—

Net asset value at end of period	$16.14		$17.73	$14.70	$14.02	$12.87	$10.56	$11.53	$10.64	$9.49	$10.06

TOTAL RETURN(a)	(3.44	)%(e)	21.40%	5.36%	10.47%	14.33%	0.05%	23.19%	16.94%	(1.23)%	26.07%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.85%		0.85%	0.85%	0.85%	0.85%	1.17%	1.17%	1.16%	1.17%	1.15%
Ratio of expenses to average net assets(c)	0.89%		0.89%	0.89%	0.90%	0.89%	1.17%	1.17%	1.16%	1.17%	1.15%
Ratio of expense reductions to average net assets	0.03%		0.02%	—	—	—	0.00%	0.01%	0.01%	0.01%	0.03%
Ratio of net investment income (loss) to average net assets(b)	1.53%		1.18%	1.04%	1.41%	0.55%	(0.63)%	(0.57)%	(0.76)%	(0.80)%	(0.77)%
Ratio of net investment income (loss) to average net assets(c)	1.49%		1.13%	1.00%	1.35%	0.51%	(0.63)%	(0.57)%	(0.76)%	(0.80)%	(0.77)%
Portfolio turnover rate	238%		169%	148%	74%	168%	44%	47%	54%	49%	41%
Number of shares outstanding at end of period (000’s)	8,034		8,422	9,858	12,102	13,963	18,782	17,035	17,026	15,856	15,312
Net assets at end of period (000’s)	$129,657		$149,283	$144,880	$169,724	$179,737	$198,368	$196,444	$181,078	$150,541	$154,050

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance was increased by 0.17% from a reimbursement by an affiliate.

Financial Highlights — (continued)

	Inflation Protected Fund					International Equities Fund
				December 20,
				2004* to
	Year Ended May 31,			May 31,		Year Ended May 31,
	2008	2007	2006	2005		2008	2007	2006	2005		2004

PER SHARE DATA
Net asset value at beginning of period	$9.59	$9.60	$10.17	$10.00		$11.29	$9.79	$7.56	$6.80		$5.50

Income (loss) from investment operations:
Net investment income (loss)(d)	0.49	0.39	0.43	0.20		0.31	0.25	0.19	0.16		0.12
Net realized and unrealized gain (loss) on investments and foreign currencies	0.29	(0.07)	(0.68)	0.10		(0.75)	2.02	2.09	0.73		1.29

Total income (loss) from investment operations	0.78	0.32	(0.25)	0.30		(0.44)	2.27	2.28	0.89		1.41

Distributions from:
Net investment income	(0.36)	(0.33)	(0.32)	(0.13)		(0.26)	(0.16)	(0.05)	(0.13)		(0.11)
Net realized gain on securities	—	—	0.00	—		(0.22)	(0.61)	—	—		—

Total distributions	(0.36)	(0.33)	(0.32)	(0.13)		(0.48)	(0.77)	(0.05)	(0.13)		(0.11)

Net asset value at end of period	$10.01	$9.59	$9.60	$10.17		$10.37	$11.29	$9.79	$7.56		$6.80

TOTAL RETURN(a)	8.22%	3.35%	(2.44)%	3.00%		(3.91)%	24.05%	30.32%	13.10	%(e)	25.78%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.65%	0.65%	0.65%	0.65	%(f)	0.51%	0.50%	0.56%	0.67%		0.61%
Ratio of expenses to average net assets(c)	0.73%	1.05%	1.02%	2.27	%(f)	0.51%	0.50%	0.56%	0.67%		0.61%
Ratio of expense reductions to average net assets	—	—	—	—		—	—	—	—		—
Ratio of net investment income (loss) to average net assets(b)	5.59%	4.00%	4.45%	4.67	%(f)	2.87%	2.45%	2.19%	2.17%		1.96%
Ratio of net investment income (loss) to average net assets(c)	5.51%	3.61%	4.08%	3.05	%(f)	2.87%	2.45%	2.19%	2.17%		1.96%
Portfolio turnover rate	70%	37%	13%	39%		104%	47%	98%	68%		12%
Number of shares outstanding at end of period (000’s)	15,887	1,640	1,668	1,069		106,313	97,164	83,906	65,340		29,964
Net assets at end of period (000’s)	$159,074	$15,722	$16,016	$10,873		$1,102,850	$1,097,046	$821,577	$493,945		$203,768

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(f)	Annualized

Financial Highlights — (continued)

	International Government Bond Fund
	Year Ended May 31,
	2008	2007		2006		2005		2004

PER SHARE DATA
Net asset value at beginning of period	$12.05	$12.08		$13.04		$13.40		$13.83

Income (loss) from investment operations:
Net investment income (loss)(d)	0.49	0.49		0.48		0.50		0.55
Net realized and unrealized gain (loss) on investments and foreign currencies	0.57	0.42		(0.17)		1.08		(0.25)

Total income (loss) from investment operations	1.06	0.91		0.31		1.58		0.30

Distributions from:
Net investment income	(0.63)	(0.52)		(0.28)		(0.76)		(0.52)
Net realized gain on securities	(0.09)	(0.42)		(0.99)		(1.18)		(0.21)

Total distributions	(0.72)	(0.94)		(1.27)		(1.94)		(0.73)

Net asset value at end of period	$12.39	$12.05		$12.08		$13.04		$13.40

TOTAL RETURN(a)	8.94%	7.60	%(e)	2.65	%(e)	12.30%		2.10%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.68%	0.70%		0.71%		0.69%		0.72%
Ratio of expenses to average net assets(c)	0.68%	0.70%		0.71%		0.69%		0.72%
Ratio of expense reductions to average net assets	—	—		—		—		—
Ratio of net investment income (loss) to average net assets(b)	4.07%	4.04%		3.81%		3.77%		3.95%
Ratio of net investment income (loss) to average net assets(c)	4.07%	4.04%		3.81%		3.77%		3.95%
Portfolio turnover rate	183%	164%		198%		136	%(f)	119	%(f)
Number of shares outstanding at end of period (000’s)	14,457	11,264		11,377		11,362		10,753
Net assets at end of period (000’s)	$179,191	$135,777		$137,405		$148,171		$144,083

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

(f)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

	2005	2004

International Government Bond Fund	136%	119%

Financial Highlights — (continued)

	International Growth I Fund					Large Cap Core Fund
								December 5,
								2005* to
	Year Ended May 31,					Year Ended May 31,		May 31,
	2008	2007	2006	2005	2004	2008	2007	2006

PER SHARE DATA
Net asset value at beginning of period	$12.91	$10.30	$8.07	$7.38	$6.07	$11.91	$10.10	$10.00

Income (loss) from investment operations:
Net investment income (loss)(e)	0.20	0.14	0.16	0.08	0.06	0.11	0.13	0.02
Net realized and unrealized gain (loss) on investments and foreign currencies	0.16	2.65	2.12	0.69	1.31	(0.65)	1.78	0.09

Total income (loss) from investment operations	0.36	2.79	2.28	0.77	1.37	(0.54)	1.91	0.11

Distributions from:
Net investment income	(0.12)	(0.18)	(0.05)	(0.08)	(0.06)	(0.09)	(0.10)	(0.01)
Net realized gain on securities	—	—	—	—	—	(0.50)	—	—

Total distributions	(0.12)	(0.18)	(0.05)	(0.08)	(0.06)	(0.59)	(0.10)	(0.01)

Net asset value at end of period	$13.15	$12.91	$10.30	$8.07	$7.38	$10.78	$11.91	$10.10

TOTAL RETURN(a)	2.78%	27.31%	28.35%	10.46%	22.57%	(4.73)%	19.01%	1.10	%(f)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)	1.01%	1.01%	1.01%	1.03%	1.06%	0.85%	0.85%	0.85	%(b)
Ratio of expenses to average net assets(d)	1.11%	1.11%	1.19%	1.29%	1.28%	1.00%	0.91%	2.43	%(b)
Ratio of expense reductions to average net assets	0.00%	0.00%	—	—	—	0.02%	0.01%	—
Ratio of net investment income (loss) to average net assets(c)	1.56%	1.19%	1.71%	0.99%	0.83%	0.96%	1.15%	3.49	%(b)
Ratio of net investment income (loss) to average net assets(d)	1.46%	1.09%	1.53%	0.73%	0.61%	0.81%	1.09%	1.90	%(b)
Portfolio turnover rate	64%	74%	97%	94%	164%	62%	24%	2%
Number of shares outstanding at end of period (000’s)	55,226	51,765	48,065	46,352	52,010	7,869	7,405	17,431
Net assets at end of period (000’s)	$726,258	$668,274	$495,181	$374,189	$383,924	$84,844	$88,186	$176,038

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Annualized

(c)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(d)	Excludes, if any, expense reimbursements and expense reductions.

(e)	The per share amounts are calculated using the average share method.

(f)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

Financial Highlights — (continued)

	Large Capital Growth Fund						Mid Cap Index Fund
					December 20,
					2004* to
	Year Ended May 31,				May 31,		Year Ended May 31,
	2008		2007	2006	2005		2008	2007	2006		2005	2004

PER SHARE DATA
Net asset value at beginning of period	$12.38		$10.43	$9.85	$10.00		$26.62	$23.72	$21.46		$19.41	$15.62

Income (loss) from investment operations:
Net investment income (loss)(e)	0.03		0.05	0.01	0.01		0.26	0.30	0.25		0.19	0.14
Net realized and unrealized gain (loss) on investments and
foreign currencies	0.07		1.93	0.59	(0.16)		(1.05)	4.38	3.00		2.42	3.94

Total income (loss) from investment operations	0.10		1.98	0.60	(0.15)		(0.79)	4.68	3.25		2.61	4.08

Distributions from:
Net investment income	(0.03)		(0.03)	(0.02)	0.00		(0.30)	(0.12)	(0.11)		(0.19)	(0.15)
Net realized gain on securities	—		—	—	—		(1.65)	(1.66)	(0.88)		(0.37)	(0.14)

Total distributions	(0.03)		(0.03)	(0.02)	0.00		(1.95)	(1.78)	(0.99)		(0.56)	(0.29)

Net asset value at end of period	$12.45		$12.38	$10.43	$9.85		$23.88	$26.62	$23.72		$21.46	$19.41

TOTAL RETURN(a)	0.78	%(g)	18.97%	6.08%	(1.49)%		(2.73)%	20.77%	15.35	%(f)	13.50%	26.22%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)	0.78%		0.76%	0.79%	0.85	%(b)	0.38%	0.38%	0.39%		0.40%	0.41%
Ratio of expenses to average net assets(d)	0.78%		0.76%	1.33%	2.73	%(b)	0.38%	0.38%	0.39%		0.40%	0.41%
Ratio of expense reductions to average net assets	0.01%		0.01%	—	—		—	—	—		—	—
Ratio of net investment income (loss) to average net assets(c)	0.27%		0.42%	0.30%	0.29	%(b)	1.08%	1.27%	1.09%		0.95%	0.80%
Ratio of net investment income (loss) to average net assets(d)	0.27%		0.42%	(0.24)%	(1.59	)%(b)	1.08%	1.27%	1.09%		0.95%	0.80%
Portfolio turnover rate	49%		78%	404%	45%		21%	14%	19%		14%	11%
Number of shares outstanding at end of period (000’s)	41,724		47,394	58,300	1,000		112,050	115,417	101,116		89,704	80,118
Net assets at end of period (000’s)	$519,294		$586,875	$608,299	$9,849		$2,676,198	$3,071,995	$2,398,610		$1,925,334	$1,554,815

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Annualized

(c)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(d)	Excludes, if any, expense reimbursements and expense reductions.

(e)	The per share amounts are calculated using the average share method.

(f)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

(g)	The fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

Financial Highlights — (continued)

	Mid Cap Strategic Growth Fund					Money Market I Fund
				December 20,
				2004* to
	Year Ended May 31,			May 31,		Year Ended May 31,
	2008	2007	2006	2005		2008	2007	2006	2005	2004

PER SHARE DATA
Net asset value at beginning of period	$14.14	$11.76	$9.97	$10.00		$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.01	0.00	0.02	(0.02)		0.04	0.05	0.04	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currencies	1.23	2.39	1.77	(0.01)		—	—	—	—	—

Total income (loss) from investment operations	1.24	2.39	1.79	(0.03)		0.04	0.05	0.04	0.01	0.01

Distributions from:
Net investment income	—	(0.01)	—	0.00		(0.04)	(0.05)	(0.04)	(0.01)	(0.01)
Net realized gain on securities	(0.35)	—	—	—		—	—	—	—	—

Total distributions	(0.35)	(0.01)	—	0.00		(0.04)	(0.05)	(0.04)	(0.01)	(0.01)

Net asset value at end of period	$15.03	$14.14	$11.76	$9.97		$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN(a)	8.71%	20.30%	17.95%	(0.28)%		3.82%	4.90%	3.61%	1.46%	0.51%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.84%	0.83%	0.84%	0.85	%(e)	0.51%	0.52%	0.53%	0.57%	0.60%
Ratio of expenses to average net assets(c)	0.84%	0.83%	1.39%	2.68	%(e)	0.51%	0.52%	0.56%	0.61%	0.64%
Ratio of expense reductions to average net assets	0.01%	0.00%	—	—		—	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	0.03%	0.00%	0.60%	(0.37	)%(e)	3.72%	4.80%	3.56%	1.43%	0.51%
Ratio of net investment income (loss) to average net assets(c)	0.03%	0.00%	0.05%	(2.20	)%(e)	3.72%	4.80%	3.54%	1.40%	0.47%
Portfolio turnover rate	151%	242%	486%	72%		N/A	N/A	N/A	N/A	N/A
Number of shares outstanding at end of period (000’s)	24,438	23,317	30,660	1,000		572,369	516,352	442,628	407,934	453,707
Net assets at end of period (000’s)	$367,295	$329,635	$360,613	$9,976		$572,434	$516,352	$442,628	$407,933	$453,707

*	Date Fund commenced operations

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	Annualized

Financial Highlights — (continued)

	Nasdaq-100® Index Fund					Science & Technology Fund
	Year Ended May 31,					Year Ended May 31,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

PER SHARE DATA
Net asset value at beginning of period	$5.34	$4.38	$4.28	$4.11	$3.36	$13.67	$11.50	$11.27	$11.08	$9.14

Income (loss) from investment operations:
Net investment income (loss)(d)	0.01	0.00	0.00	0.03	(0.01)	(0.01)	(0.05)	(0.05)	(0.00)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.27	0.96	0.10	0.17	0.76	0.75	2.22	0.28	0.19	2.01

Total income (loss) from investment operations	0.28	0.96	0.10	0.20	0.75	0.74	2.17	0.23	0.19	1.94

Distributions from:
Net investment income	—	(0.00)	(0.00)	(0.03)	—	—	—	—	—	—
Net realized gain on securities	—	—	—	—	—	—	—	—	—	—

Total distributions	—	(0.00)	—	(0.03)	—	—	—	—	—	—

Net asset value at end of period	$5.62	$5.34	$4.38	$4.28	$4.11	$14.41	$13.67	$11.50	$11.27	$11.08

TOTAL RETURN(a)	5.32%	22.01%	2.36%	4.81%	22.32%	5.41%	18.87%	2.04%	1.71%	21.23%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.56%	0.63%	0.61%	0.65%	0.63%	1.00%	1.03%	1.01%	1.03%	1.01%
Ratio of expenses to average net assets(c)	0.60%	0.63%	0.61%	0.65%	0.63%	1.00%	1.03%	1.01%	1.03%	1.02%
Ratio of expense reductions to average net assets	—	—	—	—	—	0.01%	0.02%	0.02%	0.01%	0.01%
Ratio of net investment income (loss) to average net assets(b)	0.27%	0.08%	0.07%	0.73%	(0.32)%	(0.11)%	(0.39)%	(0.42)%	(0.02)%	(0.68)%
Ratio of net investment income (loss) to average net assets(c)	0.23%	0.08%	0.07%	0.73%	(0.32)%	(0.11)%	(0.39)%	(0.42)%	(0.02)%	(0.69)%
Portfolio turnover rate	8%	5%	14%	8%	14%	145%	163%	117%	56%	56%
Number of shares outstanding at end of period (000’s)	17,471	15,678	18,856	21,147	22,672	63,061	70,630	89,433	107,429	126,963
Net assets at end of period (000’s)	$98,269	$83,647	$82,519	$90,520	$93,089	$908,590	$965,650	$1,028,643	$1,210,236	$1,406,766

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

Financial Highlights — (continued)

	Small Cap Aggressive Growth Fund				Small Cap Fund
			December 5,
	Year Ended		2005* to
	May 31,		May 31,		Year Ended May 31,
	2008	2007	2006		2008	2007	2006	2005		2004

PER SHARE DATA
Net asset value at beginning of period	$11.71	$10.22	$10.00		$13.22	$12.64	$11.01	$9.75		$7.67

Income (loss) from investment operations:
Net investment income (loss)(e)	(0.05)	(0.08)	(0.01)		0.04	0.01	0.00	(0.02)		(0.04)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.49)	1.58	0.23		(2.04)	1.58	1.63	1.28		2.12

Total income (loss) from investment operations	(0.54)	1.50	0.22		(2.00)	1.59	1.63	1.26		2.08

Distributions from:
Net investment income	—	—	—		—	—	—	—		—
Net realized gain on securities	—	(0.01)	—		(1.40)	(1.01)	—	—		—

Total distributions	—	(0.01)	—		(1.40)	(1.01)	—	—		—

Net asset value at end of period	$11.17	$11.71	$10.22		$9.82	$13.22	$12.64	$11.01		$9.75

TOTAL RETURN(a)	(4.59)%	14.70%	2.20%		(15.29)%	13.29%	14.80%	12.92	%(f)	27.12%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)	1.00%	1.00%	1.00	%(b)	0.95%	0.95%	0.95%	0.95%		0.95%
Ratio of expenses to average net assets(d)	1.14%	1.15%	3.18	%(b)	1.05%	1.02%	1.02%	1.05%		1.04%
Ratio of expense reductions to average net assets	0.03%	0.02%	—		0.00%	0.00%	—	—		—
Ratio of net investment income (loss) to average net assets(c)	(0.52)%	(0.83)%	(0.80	)%(b)	0.31%	0.04%	(0.02)%	(0.17)%		(0.39)%
Ratio of net investment income (loss) to average net assets(d)	(0.66)%	(0.98)%	(2.98	)%(b)	0.21%	(0.03)%	(0.09)%	(0.27)%		(0.48)%
Portfolio turnover rate	98%	192%	28%		119%	87%	83%	119%		66%
Number of shares outstanding at end of period (000’s)	5,823	4,434	6,032		39,852	41,863	48,356	55,101		62,391
Net assets at end of period (000’s)	$65,033	$51,911	$61,659		$391,306	$553,319	$611,356	$606,923		$608,133

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Annualized

(c)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(d)	Excludes, if any, expense reimbursements and expense reductions.

(e)	The per share amounts are calculated using the average share method.

(f)	The Fund’s performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.

Financial Highlights — (continued)

	Small Cap Index Fund					Small Cap Special Values Fund
								December 5,
						Year Ended		2005* to
	Year Ended May 31,					May 31,		May 31,
	2008	2007	2006	2005	2004	2008	2007	2006

PER SHARE DATA
Net asset value at beginning of period	$19.41	$17.24	$15.16	$13.97	$10.86	$12.62	$10.59	$10.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.23	0.21	0.15	0.11	0.08	0.12	0.13	0.02
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.27)	2.93	2.51	1.21	3.13	(2.31)	2.01	0.58

Total income (loss) from investment operations	(2.04)	3.14	2.66	1.32	3.21	(2.19)	2.14	0.60

Distributions from:
Net investment income	(0.20)	(0.07)	(0.07)	(0.13)	(0.10)	(0.09)	(0.06)	(0.01)
Net realized gain on securities	(1.37)	(0.90)	(0.51)	—	—	(0.61)	(0.05)	—

Total distributions	(1.57)	(0.97)	(0.58)	(0.13)	(0.10)	(0.70)	(0.11)	(0.01)

Net asset value at end of period	$15.80	$19.41	$17.24	$15.16	$13.97	$9.73	$12.62	$10.59

TOTAL RETURN(a)	(10.71)%	18.66%	17.84%	9.46%	29.62%	(17.39)%	20.30%	6.02	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.42%	0.43%	0.45%	0.46%	0.48%	0.90%	0.90%	0.90	%(f)
Ratio of expenses to average net assets(c)	0.42%	0.43%	0.45%	0.46%	0.48%	0.92%	0.90%	2.30	%(f)
Ratio of expense reductions to average net assets	—	—	—	—	—	0.03%	0.02%	—
Ratio of net investment income (loss) to average net assets(b)	1.34%	1.20%	0.90%	0.78%	0.65%	1.09%	1.10%	2.91	%(f)
Ratio of net investment income (loss) to average net assets(c)	1.34%	1.20%	0.90%	0.78%	0.65%	1.07%	1.10%	1.51	%(f)
Portfolio turnover rate	20%	18%	22%	18%	15%	51%	64%	132%
Number of shares outstanding at end of period (000’s)	62,690	62,786	57,051	45,300	34,417	26,379	30,647	35,239
Net assets at end of period (000’s)	$990,398	$1,218,827	$983,742	$686,567	$480,867	$256,767	$386,817	$373,291

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursements, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

(f)	Annualized.

Financial Highlights — (continued)

	Small-Mid Growth Fund				Stock Index Fund
			December 5,
	Year Ended		2005* to
	May 31,		May 31,		Year Ended May 31,
	2008	2007	2006		2008	2007	2006	2005	2004

PER SHARE DATA
Net asset value at beginning of period	$11.65	$10.33	$10.00		$39.80	$33.87	$32.17	$30.74	$26.51

Income (loss) from investment operations:
Net investment income (loss)(d)	(0.03)	(0.02)	0.00		0.60	0.58	0.53	0.54	0.39
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.57)	1.34	0.33		(3.30)	6.86	2.11	1.88	4.33

Total income (loss) from investment operations	(1.60)	1.32	0.33		(2.70)	7.44	2.64	2.42	4.72

Distributions from:
Net investment income	—	—	—		(0.61)	(0.31)	(0.25)	(0.54)	(0.39)
Net realized gain on securities	—	—	—		(1.89)	(1.20)	(0.69)	(0.45)	(0.10)

Total distributions	—	—	—		(2.50)	(1.51)	(0.94)	(0.99)	(0.49)

Net asset value at end of period	$10.05	$11.65	$10.33		$34.60	$39.80	$33.87	$32.17	$30.74

TOTAL RETURN(a)	(13.73)%	12.78%	3.30%		(6.98)%	22.37%	8.27%	7.89%	17.90%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.00%	1.00%	1.00	%(e)	0.35%	0.35%	0.36%	0.38%	0.38%
Ratio of expenses to average net assets(c)	1.03%	1.01%	2.49	%(e)	0.35%	0.35%	0.36%	0.38%	0.38%
Ratio of expense reductions to average net assets	0.01%	0.01%	—		—	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	(0.33)%	(0.20)%	(0.49	)%(e)	1.64%	1.58%	1.57%	1.72%	1.33%
Ratio of net investment income (loss) to average net assets(c)	(0.36)%	(0.21)%	(1.98	)%(e)	1.64%	1.58%	1.57%	1.72%	1.33%
Portfolio turnover rate	196%	83%	277%		5%	4%	7%	5%	3%
Number of shares outstanding at end of period (000’s)	11,803	13,987	18,720		124,600	133,576	140,078	138,996	137,616
Net assets at end of period (000’s)	$118,628	$162,946	$193,337		$4,311,083	$5,316,922	$4,744,289	$4,471,146	$4,230,395

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	Annualized

Financial Highlights — (continued)

	Value Fund
	Year Ended May 31,
	2008	2007	2006		2005		2004

PER SHARE DATA
Net asset value at beginning of period	$13.41	$12.19	$11.15		$9.99		$8.62

Income (loss) from investment operations:
Net investment income (loss)(d)	0.15	0.08	0.14		0.06		0.08
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.65)	3.10	1.07		1.42		1.38

Total income (loss) from investment operations	(1.50)	3.18	1.21		1.48		1.46

Distributions from:
Net investment income	(0.04)	(0.24)	(0.05)		(0.01)		(0.09)
Net realized gain on securities	(0.86)	(1.72)	(0.12)		(0.31)		—

Total distributions	(0.90)	(1.96)	(0.17)		(0.32)		(0.09)

Net asset value at end of period	$11.01	$13.41	$12.19		$11.15		$9.99

TOTAL RETURN(a)	(11.44)%	28.42%	10.92	%(e)	14.83	%(e)	17.01%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.88%	1.03%	0.92%		1.28%		1.32%
Ratio of expenses to average net assets(c)	0.93%	1.03%	0.92%		1.39%		1.32%
Ratio of expense reductions to average net assets	—	—	—		—		—
Ratio of net investment income (loss) to average net assets(b)	1.39%	0.65%	1.29%		0.60%		0.89%
Ratio of net investment income (loss) to average net assets(c)	1.34%	0.64%	1.29%		0.49%		0.89%
Portfolio turnover rate	142%	116%	76%		144%		36%
Number of shares outstanding at end of period (000’s)	25,199	6,691	16,214		2,053		1,448
Net assets at end of period (000’s)	$277,346	$89,740	$197,648		$22,890		$14,472

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

Interested in Learning More?

The Statement of Additional Information (SAI) incorporated by reference into this prospectus contains additional information about ARC I’s operations.

Further information about the Funds’ investments is available in ARC I’s annual and semi-annual reports to shareholders. ARC I’s annual report discusses market conditions and investment strategies that significantly affected the Funds’ performance results during its last fiscal year.

AIG Retirement can provide you with a free copy of these materials or other information about ARC I. You may reach AIG Retirement by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

ARC I’s prospectus, SAI, and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Funds as investment options.

The Securities and Exchange Commission also maintains copies of these documents:

•	To view information online: Access the SEC’s web site at http://www.sec.gov.

•	To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-03738.

AIG Retirement Company I
2929 Allen Parkway
Houston, Texas 77019

October 1, 2008

Prospectus

AIG Retirement Company I (“ARC I”) is a mutual fund made up of 33 separate funds (collectively, the “Funds” and each a “Fund”), seven of which are described in this prospectus. Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this prospectus.

International Equities Fund
Mid Cap Index Fund
Money Market I Fund
Nasdaq-100® Index Fund
Science & Technology Fund
Small Cap Index Fund
Stock Index Fund

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

2

Welcome

This prospectus provides you with information you need to know before investing in the Funds. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words “you” and “your” mean the participant. “VALIC” means The Variable Annuity Life Insurance Company, the investment adviser to ARC I.

Individuals participate in these Funds through an annuity contract or variable life insurance policy (collectively, the “Contracts” and each a “Contract”) with VALIC or one of its affiliates, through a qualifying employer-sponsored retirement plan (collectively, the “Plans” and each a “Plan”), or Individual Retirement Accounts (“IRAs”) under which the Funds may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC or an IRA in which VALIC serves as the custodian/trustee should be directed, in writing, to AIG Retirement Client Services, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

About the Funds

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by ARC I’s Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund’s investment strategy that requires 80% of its net assets to be invested in certain securities. ARC I may change these strategies without investor approval; however, investors will receive 60 days notice prior to any such change.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund’s investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objectives.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

3

International Equities Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in large-cap stocks domiciled in developed markets located outside North America, utilizing both active and passive investment strategies. “Net assets” will take into account borrowings for investment purposes.

The Fund’s active investment strategy utilizes both quantitative and fundamental research and techniques to select securities, and combined with the Fund’s passive investment strategy, has with the objective of modest out performance relative to the Morgan Stanley Capital International, Europe, Australasia and the Far East Index.

In addition to common stocks, the Fund may invest up to 20% of net assets in other securities, including convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Geographic Concentration Risk: When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Fund’s investments and investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging market countries.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by the sub-adviser, may fail to produce the intended return.

4

International Equities Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the MSCI EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was –11.45%.

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  –20.63%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the MSCI EAFE Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	8.77%	19.06%	6.76%
MSCI EAFE Index	11.17%	21.59%	8.66%

The MSCI EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

5

Mid Cap Index Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400® Index (the “Index”).

Investment Strategy
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Under normal circumstances, at least 80% of the Fund’s net assets are invested in stocks that are in the Index. “Net assets” will take into account borrowings for investment purposes. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of net assets in investments that are not in the Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. One reason why the performance of the Fund will not match the index exactly is that an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund’s performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund’s performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Mid-Cap Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

6

Mid Cap Index Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P MidCap 400® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. From October 1, 1999, to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties of the Fund effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was –3.94%.

Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  –16.63%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the S&P MidCap 400® Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	7.64%	15.80%	10.84%
S&P MidCap 400® Index	7.98%	16.19%	11.19%

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

“Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400®” are trademarks of S&P. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

7

Money Market I Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)

Investment Objective
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Investment Strategy
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940. These practices are designed to minimize any fluctuation in the value of the Fund’s portfolio.

The investments this Fund may buy include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

-	Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion;

-	Commercial paper sold by corporations and finance companies;

-	Corporate debt obligations with remaining maturities of 13 months or less;

-	Repurchase agreements;

-	Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund’s net assets);

-	Asset-backed securities;

-	Adjustable rate securities;

-	Variable rate demand notes; and

-	Illiquid securities (limited to 10% of the Fund’s net assets)

Investment Risk
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because of the following principal risks the value of your investment may fluctuate and you could lose money:

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Interest Rate Fluctuations Risk: The volatility of fixed income securities is due principally to changes in interest rates. The market value of money market securities and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Credit Risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the T-Bill 3 Month Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIG SAAMCo assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was 1.33%.

8

Money Market I Fund

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.12%, quarter ending March 31, 2004

This table compares the Fund’s average annual returns to the returns of the T-Bill 3 Month Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	4.69%	2.67%	3.41%
T-Bill 3 Month Index	4.40%	2.90%	3.51%

The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

9

Nasdaq-100® Index Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100® Index (the “Index”).

Investment Strategy
The Fund invests in stocks that are included in the Index. The Index was established in January 1985. It represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

The sub-adviser invests, under normal circumstances, at least 80% of the Fund’s net assets in companies that are listed in the Index. “Net assets” will take into account borrowings for investment purposes. The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund may also invest in some futures contracts in order to help the Fund’s liquidity. If the market value of the futures contracts is close to the Fund’s cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of that one company impacts a greater percentage of the Fund’s investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

The Fund may concentrate its investments (invest more than 25% of its total assets) in the technology sector, in the proportion consistent with the industry weightings in the Index. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund’s investments are concentrated in the technology sector, as is the Index. The technology sector changes rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and to changes in investor perceptions regarding a sector. Because the Index may invest relatively more assets in certain industry sectors than others (such as technology), the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Index.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions.

Index Risk: The Index is a modified capitalization weighted index, which means that it purchases stocks in proportion to their total market capitalizations (overall market value), with some modifications. The modifications are to provide enhanced diversification, but could also mean that securities offered by larger companies may be purchased in larger proportions. Thus, poor performance of the largest companies could result in negative performance for both the Index and the Fund. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified company, and thus can concentrate in a smaller number of securities. A non-diversified company’s risk may increase because the effect of each such security on the Fund’s performance is greater.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

10

Nasdaq-100® Index Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Nasdaq-100® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, American General Investment Management, L.P. was the sub-adviser of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was –11.81%.

Best quarter:  35.45%, quarter ending December 31, 2001

Worst quarter:  –36.17%, quarter ending September 30, 2001

This table compares the Fund’s average annual returns to the returns of the Nasdaq-100® Index for the periods shown.

			Since Inception
As of December 31, 2007	1 Year	5 Years	(10/01/2000)

The Fund	18.60%	16.04%	−7.20%
Nasdaq-100® Index	19.24%	16.63%	−6.89%

The Nasdaq-100® Index includes 10 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq®, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations’ only relationship to the ARC I (Licensee) is the licensing of the Nasdaq-100®, Nasdaq-100® Index, and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by Nasdaq® without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100® Index or any data included herein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Fund, or any other person or entity from the use of the Nasdaq-100® Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100® Index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

11

Science & Technology Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
RCM Capital Management LLC (“RCM”)
T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Wellington Management Company, LLP (“Wellington Management”)

Investment Objective
The Fund seeks long-term capital appreciation.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and/or technology. “Net assets” will take into account borrowing for investment purposes. Some of the industries likely to be included in the portfolio are:

-	electronics, including hardware, software, and components;

-	communications;

-	e-commerce (companies doing business through the Internet);

-	information services;

-	media;

-	life sciences and health care;

-	environmental services;

-	chemicals and synthetic materials;

-	defense and aerospace;

-	nanotechnology;

-	energy equipment and services; and

-	electronic manufacturing services.

Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through initial public offerings (“IPOs”), and a portion of the Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as the Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund may invest up to 50% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. In addition, the Fund has the ability to invest up to 20% of its total assets in companies organized or headquartered in emerging market countries, but no more than 15% of its total assets may be invested in any one emerging market country. All percentages are calculated as of the time of purchase.

While most assets will be invested in common stocks, the Fund may also invest in exchange-traded funds (“ETFs”) and derivatives, such as futures and options. The Fund has the ability to invest in short positions of ETFs and in short positions of individual securities, in aggregate, up to 10% of total assets.

Generally, the Fund’s sub-advisers seek to identify companies with earnings and sales growth. In addition, the sub-advisers have the discretion to purchase some securities that do not meet their normal investment criteria, as described above, when they perceive an unusual opportunity for gain. These special situations might arise when the Fund’s sub-advisers believe a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the security.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

RCM, T. Rowe Price and Wellington Management each manage approximately one-third of the Fund’s assets.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund’s investments are concentrated in the science and technology industries. These sectors change rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and changes in investor perceptions regarding a sector.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets.

Geographic Concentration Risk: The Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

12

Science & Technology Fund

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund’s purchase of shares issued as part of, or a short period after, companies’ IPOs exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-advisers’ assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), and newly public companies. These companies may not have established products, more experienced management, or an earnings history and their stocks may lack liquidity and be very volatile.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500 Information Technology Index. In addition, the performance information presented below reflects the Fund’s investment strategy prior to changes made effective October 1, 2008. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

T. Rowe Price has served as sub-adviser of the Fund since its inception. RCM and Wellington Management assumed co-sub-advisory duties on September 19, 2005 and on January 29, 2007, respectively.

For the year-to-date through June 30, 2008, the Fund’s return was –10.88%.

Best quarter:  48.04%, quarter ending December 31, 1998

Worst quarter:  –40.15%, quarter ending September 30, 2001

This table compares the Fund’s average annual returns to the returns of the S&P 500 Information Technology Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	17.69%	14.47%	2.66%
S&P 500 Information Technology Index	16.30%	13.97%	5.32%

The S&P Information Technology Index is an unmanaged, market-capitalization weighted index designed to measure performance of the technology sector of the S&P 500® Index.

13

Small Cap Index Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000® Index (the “Index”).

Investment Strategy
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

An index fund holding a large sampling of the 2,000 stocks in the Index avoids the risks of individual stock selection and seeks to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not part of the Index, including common stock, related securities, illiquid securities, and high quality money market securities. “Net assets” will take into account borrowings for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund’s performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund’s performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

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Small Cap Index Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 2000® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was –9.38%.

Best quarter: 23.21%, quarter ending June 30, 2003

Worst quarter: –21.41%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the Russell 2000® Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	−1.89%	15.83%	6.83%
Russell 2000® Index	−1.57%	16.25%	7.08%

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

The Russell 2000® Index is a trademark/service mark of the Frank Russell Trust Company. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

15

Stock Index Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index (the “Index”).

Investment Strategy
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not in the Index, including common stock and related securities, and high quality money market securities. “Net assets” will take into account borrowings for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk:  Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk:  The Fund is managed to an Index, the Index. Therefore, the Fund’s performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund’s performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk:  The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

16

Stock Index Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was −12.05%.

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  −17.39%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	5.13%	12.44%	5.56%
S&P 500® Index	5.49%	12.83%	5.91%

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

“Standard & Poor’s®,” “S&P®,” and “S&P 500®,” are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

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Expense Summary

The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund’s annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered. Please see your Contract prospectus or Plan document for more details on such fees.

Shareholder Fees (fees paid directly from your account): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	International	Mid Cap	Money		Nasdaq-100®		Science &		Small Cap
	Equities	Index	Market I(1)		Index(1)		Technology(6)		Index	Stock Index
Management Fees	0.30%	0.27%	0.40%		0.40%		0.88%		0.30%	0.24%
Other Expenses	0.21%	0.11%	0.11%		0.20%		0.12%		0.12%	0.11%
Acquired Fund Fees and Expenses(5)	0.01%	N/A	N/A		N/A		0.00%		N/A	N/A
Total Fund Operating Expenses	0.52%	0.38%	0.51%		0.60%		1.00%		0.42%	0.35%
Expense Reimbursement	0.00%	0.00%	0.00%		0.05%		0.00%		0.00%	0.00%
Net Expenses	0.52%	0.38%	0.51%	(3)	0.55%	(4)	1.00%	(2)	0.42%	0.35%

(1)	VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2009, subject to termination by the Board of Directors, including a majority of the Independent Directors.

(2)	Through a commission recapture program a portion of the Science & Technology Fund’s expenses have been reduced. “Other Expenses” does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account, “Net Expenses” would be 0.99%.
(3)	The Adviser has agreed to waive its fees and/or reimburse expenses to the extent necessary, so that the Total Annual Fund Operating Expenses of the Money Market I Fund do not exceed 0.55%. The expense limit will continue through September 30, 2009, subject to termination by the directors, including a majority of the Independent Directors.

(4)	The expense limitation for the Nasdaq-100® Index Fund was reduced/instituted effective October 1, 2007. As of May 31, 2008, the Fund’s Net Expenses were 0.56%.

(5)	“Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles. The fees and expenses will vary based on the Fund’s allocation of assets to, and the annualized new expenses of, the particular Acquired Fund. The impact of these fees and expenses is reflected in Net Expenses.

(6)	“Other Expenses” includes “Acquired Fund Fees and Expenses,” which fees and expenses were less than 0.01%.
Example

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

International Equities	$53	$167	$291	$653
Mid Cap Index	$39	$122	$213	$480
Money Market I	$52	$164	$285	$640
Nasdaq-100® Index	$56	$187	$330	$745
Science & Technology*	$102	$318	$552	$1,225
Small Cap Index	$43	$135	$235	$530
Stock Index	$36	$113	$197	$443

*	The expense example does not take into account expense reductions resulting from a commission recapture program. If these expense reductions were included, your costs would be lower.

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Investment Glossary

Each Fund’s principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”), which allows the purchase of only high quality money market instruments.

American Depositary Receipts (“ADRs”)
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds’ objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Diversification
Each Fund’s diversification policy limits the amount that the Fund may invest in certain securities. Each Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act.

All of the Funds except the Nasdaq-100® Index Fund are diversified under the 1940 Act.

Equity Securities
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock — Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Exchange-Traded Funds (“ETFs”)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

Fixed Income Securities
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term

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(generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poors Ratings Services (“S&P”) have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it’s very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see “Mortgage-Related Securities.”

Foreign Currency
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

Foreign Securities
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Illiquid Securities
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by ARC’s Board of Directors. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund’s limitation on illiquid securities.

Lending Portfolio Securities
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the “Custodian”) holds the cash and portfolio securities of ARC I as Custodian.

Loan Participations and Assignments
Loan participations and assignments are investments in which a Fund acquires some or all of the interest in a loan to a corporate borrower made by a bank or other lending institution. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market

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conditions. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

-	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-	Commercial paper sold by corporations and finance companies.

-	Corporate debt obligations with remaining maturities of 13 months or less.

-	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

Mortgage-Related Securities
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”)) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

Temporary Defensive Investment Strategy
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

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About Portfolio Turnover

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund’s expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund’s transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

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About ARC I’s Management

Investment Adviser
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with ARC I. As investment adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and ARC I provides for ARC I to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by ARC I include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the “Investment Adviser” section in the Statement of Additional Information.

Investment Sub-Advisers
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Funds according to each Fund’s investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. ARC I has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. ARC I and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser’s affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser’s affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds. A discussion of the basis for the Board of Directors’ approval of the investment advisory and sub-advisory agreements is available in ARC I’s most recent annual report for the period ended May 31 and/or its most recent semi-annual report for the period ended November 30. For information on obtaining an annual or semi-annual report to shareholders, see the section Interested in Learning More.

ARC I relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, ARC I will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund(s) that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

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The Sub-Advisers are:

AIG Global Investment Corp.
AIG SunAmerica Asset Management Corp.
RCM Capital Management LLC
T. Rowe Price Associates, Inc.
Wellington Management Company, LLP

International Equities Fund
Mid Cap Index Fund
Nasdaq-100® Index Fund
Small Cap Index Fund
Stock Index Fund

AIG Global Investment Corp. (“AIGGIC”)
70 Pine Street, New York, New York 10270

AIGGIC is an indirect wholly-owned subsidiary of American International Group Inc. (“AIG”) and is a part of AIG Investments. AIG Investments comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of June 30, 2008, AIG Investments managed approximately $758 billion, of which approximately $621 billion relates to client assets. These figures do not include assets sub-advised to third party managers.

Teams make decisions for the Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the International Equities Fund are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Shinichi Haneda and John P. Toohey. Mr. Kurtz joined AIG Investments with the acquisition of American General Investment Management (“AGIM”) in 2001. As a Senior Portfolio Manager, he is responsible for the management and trading of the wide variety of domestic and international equity index funds managed by AIG Investments. In addition, Mr. Kurtz and his team provide equity derivative and passive trading support for AIG Investments’ traditional and enhanced equity products. Prior to AIG Investments, Mr. Kurtz worked at Sears Investment Management Co., the retirement fund management subsidiary of Sears, Roebuck and Co. from 1978 to 2000. Lan Cai joined AIG Investments in 2000 and serves as Portfolio Manager for U.S. Equities, with responsibility for managing merger arbitrage portfolios, research-enhanced index portfolios and insured index funds. She also sits on the AIG Derivatives Committee, which oversees firm wide derivatives transactions and structured financial products. Timothy Campion joined AIG Investments in 1999. He is a Portfolio Manager responsible for enhanced index products. Shinichi Haneda joined AIG Investments with the acquisition of Chiyoda Life Capital Management Co., Ltd. in 2002. Mr. Haneda is responsible for foreign equity investment in pension accounts and private placement funds that are sub-advised by AIG Investments. John P. Toohey joined AIG Investments in 2000 and is a Managing Director of AIG Pension. He is responsible for overseeing the asset allocation and investment supporting AIG pension plans worldwide. From December 2000 to November 2003, he was Vice President, AIG Investments Global Risk Management. In this capacity, he was responsible for quantitative analysis relating to the AIG insurance company investment portfolios. Mr. Toohey joined AIG in 2000. Prior to AIG, he spent 11 years at MetLife.

Investment decisions for the Mid Cap Index, Nasdaq-100® Index, Small Cap Index and Stock Index Funds are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion and John P. Toohey. Please see above for biographies of each of the team members.

Money Market I Fund

AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)
Harborside Financial Center, 3200 Plaza 5
Jersey City, New Jersey 07311

AIG SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2008, AIG SAAMCo managed, advised and/or administered more than $49.7 billion in assets.

AIG SAAMCo’s Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

Science & Technology Fund

RCM Capital Management LLC (“RCM”)
4 Embarcadero Center, San Francisco, California 94111

RCM is an indirect wholly owned subsidiary of Allianz Global Investors (“AGI”). In turn, AGI is owned by Allianz SE. As of June 30, 2008, RCM had approximately $18.9 billion in total assets under management and advice.

A portion of the assets of the Science & Technology Fund is managed by Walter C. Price, Jr. and Huachen Chen. Mr. Price, Managing Director and Portfolio Manager, joined RCM in 1974 as a Senior Portfolio Securities Analyst and became a principal in 1978. Mr. Price has analytical responsibility for much of RCM’s technology area and has extensive experience in managing technology portfolios. Huachen Chen, Senior Portfolio Manager, joined RCM in 1985 as a Securities Analyst. He became a principal in 1994 and currently has research and money management responsibilities for the technology area. Since 1990, he has had extensive portfolio responsibilities related to technology and capital goods stocks.

Science & Technology Fund

T. Rowe Price Associates, Inc. (“T. Rowe Price”)
100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades. The firm, which is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly owned financial services company, is one of the nation’s leading no-load fund managers. As of June 30, 2008, T. Rowe Price and its affiliates had $387.7 billion in assets under management.

T. Rowe Price is responsible for sub-advising a portion of the Science & Technology Fund. This portion is managed by an

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investment advisory committee chaired by Michael F. Sola, CFA. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the Fund’s investment program. Mr. Sola was elected chairman of the Fund’s committee on January 16, 2002. He also is chairman of the investment advisory committee for the T. Rowe Price Science & Technology Fund. He has been managing investments since 1997, and joined T. Rowe Price in 1995 as an investment analyst. Effective January 1, 2009, Kenneth W. Allen will replace Michael F. Sola as chairman of the investment advisory committee. Mr. Allen currently serves as a member of the committee. He joined T. Rowe Price in 2000 and his investment experience dates from 1999.

Science & Technology Fund

Wellington Management Company, LLP
(“Wellington Management”)
75 State Street, Boston, Massachusetts 02109

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2008, Wellington Management had investment management authority with respect to approximately $550 billion in assets.

A portion of the assets of the Science & Technology Fund is managed by Wellington Management’s Global Technology Investment Team. The team is comprised of Scott E. Simpson, John F. Averill, CFA, Bruce L. Glazer, Anita M. Killian, CFA and Eric C. Stromquist and Nicolas B. Boullet. Each team member provides portfolio management and securities analysis services for Wellington’s portion of the Fund’s assets.

Mr. Simpson, Senior Vice President and Global Industry Analyst of Wellington Management, leads the Global Technology Investment Team and joined the firm as an investment professional in 1995. Mr. Averill, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Ms. Killian, Senior Vice President and Global Industry Analyst associated with Wellington Management, joined the firm as an investment professional in 2000. Mr. Stromquist, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1989. Mr. Boullet, Assistant Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2005. Prior to joining Wellington Management in 2005, Mr. Boullet held various positions at Ingenio, a technology start-up firm in San Francisco (2000 – 2003), worked in the Internet Division of NBC in New York (1999 – 2000), and was a Financial Analyst in the M&A group at Morgan Stanley in London (1997 – 1999).

How VALIC is Paid for its Services

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2008.

Advisory Fee Paid
(as a percentage of average
Fund Name	daily net assets)

International Equities Fund	0.30%
Mid Cap Index Fund	0.27%
Money Market I Fund	0.40%
Nasdaq-100® Index Fund	0.40%
Science & Technology Fund	0.88%
Small Cap Index Fund	0.30%
Stock Index Fund	0.24%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

Payments in Connection with Distribution

VALIC receives financial support from certain investment sub-advisers for distribution-related activities, including support to help offset costs for training to support sales of the Funds. Payments may be derived from investment management fees received by the sub-advisers.

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Account Information

ARC I Shares
ARC I is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, ARC I offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the “Plans”) and IRAs.

Buying and Selling Shares
As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up ARC I. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Funds according to your instructions.

After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Funds, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

-	any minimum initial investment amount and/or limitations on periodic investments;

-	how to purchase, redeem or exchange your interest in the Funds;

-	how to obtain information about your account, including account statements; and

-	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.

None of the Funds currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, ARC I reserves the right to refuse to sell shares of any Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Although ARC I normally redeems Fund shares for cash, ARC I has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-term Trading
The Funds, which are offered only through Contracts, Plans or IRAs, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors has adopted policies and procedures with respect to market timing activity as discussed below.

ARC I believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities, they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may also occur because of time zone differences between the foreign markets on which a Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timers might try to purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value. One of the objectives of ARC I’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Funds are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of ARC I to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. ARC I’s policy is that the Funds will rely on the Financial Intermediaries to monitor market timing within a Fund to the extent that ARC I believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of a Fund.

There is no guarantee that ARC I will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not ARC I detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which ARC I becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. ARC I has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. ARC I reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received

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from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that ARC I determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by ARC I.

Selective Disclosure of Portfolio Holdings
ARC I’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Statement of Additional Information.

How Shares are Valued
The net asset value per share (“NAV”) for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade.

The securities held by the Money Market I Fund and short-term securities maturing within 60 days held by other Funds are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market I Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid annually, except for the Money Market I Fund, which declares and pays dividends daily. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences
As the owner of a Contract, a participant under your employer’s Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus, Plan document or custodial agreement for further information concerning the federal income tax consequences to you of investing in the Funds.

The Funds will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Funds incur foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Funds. The benefits to VALIC will not be passed to you or the Funds.

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Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended 2008 has been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of ARC I, whose report, along with the Funds’ financial statements, is included in the ARC I annual report to shareholders which is available upon request.

PricewaterhouseCoopers was appointed by the Audit Committee of ARC I’s Board of Directors as the new independent registered public accounting firm. Such appointment was ratified and approved by the independent directors of the Board. Information prior to fiscal year 2008 was audited by Ernst & Young, LLP.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	International Equities Fund
	Year Ended May 31,
	2008	2007	2006	2005		2004

PER SHARE DATA
Net asset value at beginning of period	$11.29	$9.79	$7.56	$6.80		$5.50

Income (loss) from investment operations:
Net investment income (loss)(d)	0.31	0.25	0.19	0.16		0.12
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.75)	2.02	2.09	0.73		1.29

Total income (loss) from investment operations	(0.44)	2.27	2.28	0.89		1.41

Distributions from:
Net investment income	(0.26)	(0.16)	(0.05)	(0.13)		(0.11)
Net realized gain on securities	(0.22)	(0.61)	—	—		—

Total distributions	(0.48)	(0.77)	(0.05)	(0.13)		(0.11)

Net asset value at end of period	$10.37	$11.29	$9.79	$7.56		$6.80

TOTAL RETURN(a)	(3.91)%	24.05%	30.32%	13.10	%(e)	25.78%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.51%	0.50%	0.56%	0.67%		0.61%
Ratio of expenses to average net assets(c)	0.51%	0.50%	0.56%	0.67%		0.61%
Ratio of expense reductions to average net assets	—	—	—	—		—
Ratio of net investment income (loss) to average net assets(b)	2.87%	2.45%	2.19%	2.17%		1.96%
Ratio of net investment income (loss) to average net assets(c)	2.87%	2.45%	2.19%	2.17%		1.96%
Portfolio turnover rate	104%	47%	98%	68%		12%
Number of shares outstanding at end of period (000’s)	106,313	97,164	83,906	65,340		29,964
Net assets at end of period (000’s)	$1,102,850	$1,097,046	$821,577	$493,945		$203,768

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

28

Financial Highlights — (continued)

	Mid Cap Index Fund						Money Market I Fund
	Year Ended May 31,						Year Ended May 31,
	2008	2007	2006		2005	2004	2008	2007	2006	2005	2004

PER SHARE DATA
Net asset value at beginning of period	$26.62	$23.72	$21.46		$19.41	$15.62	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.26	0.30	0.25		0.19	0.14	0.04	0.05	0.04	0.01	0.01
Net realized and unrealized gain (loss) on investments and
foreign currencies	(1.05)	4.38	3.00		2.42	3.94	—	—	—	—	—

Total income (loss) from investment operations	(0.79)	4.68	3.25		2.61	4.08	0.04	0.05	0.04	0.01	0.01

Distributions from:
Net investment income	(0.30)	(0.12)	(0.11)		(0.19)	(0.15)	(0.04)	(0.05)	(0.04)	(0.01)	(0.01)
Net realized gain on securities	(1.65)	(1.66)	(0.88)		(0.37)	(0.14)	—	—	—	—	—

Total distributions	(1.95)	(1.78)	(0.99)		(0.56)	(0.29)	(0.04)	(0.05)	(0.04)	(0.01)	(0.01)

Net asset value at end of period	$23.88	$26.62	$23.72		$21.46	$19.41	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN(a)	(2.73)%	20.77%	15.35	%(e)	13.50%	26.22%	3.82%	4.90%	3.61%	1.46%	0.51%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.38%	0.38%	0.39%		0.40%	0.41%	0.51%	0.52%	0.53%	0.57%	0.60%
Ratio of expenses to average net assets(c)	0.38%	0.38%	0.39%		0.40%	0.41%	0.51%	0.52%	0.56%	0.61%	0.64%
Ratio of expense reductions to average net assets	—	—	—		—	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	1.08%	1.27%	1.09%		0.95%	0.80%	3.72%	4.80%	3.56%	1.43%	0.51%
Ratio of net investment income (loss) to average net assets(c)	1.08%	1.27%	1.09%		0.95%	0.80%	3.72%	4.80%	3.54%	1.40%	0.47%
Portfolio turnover rate	21%	14%	19%		14%	11%	N/A	N/A	N/A	N/A	N/A
Number of shares outstanding at end of period (000’s)	112,050	115,417	101,116		89,704	80,118	572,369	516,352	442,628	407,934	453,707
Net assets at end of period (000’s)	$2,676,198	$3,071,995	$2,398,610		$1,925,334	$1,554,815	$572,434	$516,352	$442,628	$407,933	$453,707

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

29

Financial Highlights — (continued)

	Nasdaq-100® Index Fund					Science & Technology Fund
	Year Ended May 31,					Year Ended May 31,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

PER SHARE DATA
Net asset value at beginning of period	$5.34	$4.38	$4.28	$4.11	$3.36	$13.67	$11.50	$11.27	$11.08	$9.14

Income (loss) from investment operations:
Net investment income (loss)(d)	0.01	0.00	0.00	0.03	(0.01)	(0.01)	(0.05)	(0.05)	(0.00)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.27	0.96	0.10	0.17	0.76	0.75	2.22	0.28	0.19	2.01

Total income (loss) from investment operations	0.28	0.96	0.10	0.20	0.75	0.74	2.17	0.23	0.19	1.94

Distributions from:
Net investment income	—	(0.00)	(0.00)	(0.03)	—	—	—	—	—	—
Net realized gain on securities	—	—	—	—	—	—	—	—	—	—

Total distributions	—	(0.00)	—	(0.03)	—	—	—	—	—	—

Net asset value at end of period	$5.62	$5.34	$4.38	$4.28	$4.11	$14.41	$13.67	$11.50	$11.27	$11.08

TOTAL RETURN(a)	5.32%	22.01%	2.36%	4.81%	22.32%	5.41%	18.87%	2.04%	1.71%	21.23%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.56%	0.63%	0.61%	0.65%	0.63%	1.00%	1.03%	1.01%	1.03%	1.01%
Ratio of expenses to average net assets(c)	0.60%	0.63%	0.61%	0.65%	0.63%	1.00%	1.03%	1.01%	1.03%	1.02%
Ratio of expense reductions to average net assets	—	—	—	—	—	0.01%	0.02%	0.02%	0.01%	0.01%
Ratio of net investment income (loss) to average net assets(b)	0.27%	0.08%	0.07%	0.73%	(0.32)%	(0.11)%	(0.39)%	(0.42)%	(0.02)%	(0.68)%
Ratio of net investment income (loss) to average net assets(c)	0.23%	0.08%	0.07%	0.73%	(0.32)%	(0.11)%	(0.39)%	(0.42)%	(0.02)%	(0.69)%
Portfolio turnover rate	8%	5%	14%	8%	14%	145%	163%	117%	56%	56%
Number of shares outstanding at end of period (000’s)	17,471	15,678	18,856	21,147	22,672	63,061	70,630	89,433	107,429	126,963
Net assets at end of period (000’s)	$98,269	$83,647	$82,519	$90,520	$93,089	$908,590	$965,650	$1,028,643	$1,210,236	$1,406,766

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

30

Financial Highlights — (continued)

	Small Cap Index Fund					Stock Index Fund
	Year Ended May 31,					Year Ended May 31,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

PER SHARE DATA
Net asset value at beginning of period	$19.41	$17.24	$15.16	$13.97	$10.86	$39.80	$33.87	$32.17	$30.74	$26.51

Income (loss) from investment operations:
Net investment income (loss)(d)	0.23	0.21	0.15	0.11	0.08	0.60	0.58	0.53	0.54	0.39
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.27)	2.93	2.51	1.21	3.13	(3.30)	6.86	2.11	1.88	4.33

Total income (loss) from investment operations	(2.04)	3.14	2.66	1.32	3.21	(2.70)	7.44	2.64	2.42	4.72

Distributions from:
Net investment income	(0.20)	(0.07)	(0.07)	(0.13)	(0.10)	(0.61)	(0.31)	(0.25)	(0.54)	(0.39)
Net realized gain on securities	(1.37)	(0.90)	(0.51)	—	—	(1.89)	(1.20)	(0.69)	(0.45)	(0.10)

Total distributions	(1.57)	(0.97)	(0.58)	(0.13)	(0.10)	(2.50)	(1.51)	(0.94)	(0.99)	(0.49)

Net asset value at end of period	$15.80	$19.41	$17.24	$15.16	$13.97	$34.60	$39.80	$33.87	$32.17	$30.74

TOTAL RETURN(a)	(10.71)%	18.66%	17.84%	9.46%	29.62%	(6.98)%	22.37%	8.27%	7.89%	17.90%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.42%	0.43%	0.45%	0.46%	0.48%	0.35%	0.35%	0.36%	0.38%	0.38%
Ratio of expenses to average net assets(c)	0.42%	0.43%	0.45%	0.46%	0.48%	0.35%	0.35%	0.36%	0.38%	0.38%
Ratio of expense reductions to average net assets	—	—	—	—	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	1.34%	1.20%	0.90%	0.78%	0.65%	1.64%	1.58%	1.57%	1.72%	1.33%
Ratio of net investment income (loss) to average net assets(c)	1.34%	1.20%	0.90%	0.78%	0.65%	1.64%	1.58%	1.57%	1.72%	1.33%
Portfolio turnover rate	20%	18%	22%	18%	15%	5%	4%	7%	5%	3%
Number of shares outstanding at end of period (000’s)	62,690	62,786	57,051	45,300	34,417	124,600	133,576	140,078	138,996	137,616
Net assets at end of period (000’s)	$990,398	$1,218,827	$983,742	$686,567	$480,867	$4,311,083	$5,316,922	$4,744,289	$4,471,146	$4,230,395

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursements, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

31

Interested in Learning More?

The Statement of Additional Information (SAI) incorporated by reference into this prospectus contains additional information about ARC I’s operations.

Further information about the Funds’ investments is available in ARC I’s annual and semi-annual reports to shareholders. ARC I’s annual report discusses market conditions and investment strategies that significantly affected the Funds’ performance results during its last fiscal year.

AIG Retirement can provide you with a free copy of these materials or other information about ARC I. You may reach AIG Retirement by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

ARC I’s prospectus, SAI, and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Funds as investment options.

The Securities and Exchange Commission also maintains copies of these documents:

•	To view information online: Access the SEC’s web site at http://www.sec.gov.

•	To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-03738.

32

AIG Retirement Company I
2929 Allen Parkway
Houston, Texas 77019

October 1, 2008

Prospectus

AIG Retirement Company I (“ARC I”) is a mutual fund made up of 33 separate funds, four of which are described in this prospectus (collectively, the “Funds” and each a “Fund”). Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this prospectus.

International Equities Fund
Mid Cap Index Fund
Money Market I Fund
Stock Index Fund

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

2

Welcome

This prospectus provides you with information you need to know before investing in the Funds. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words “you” and “your” mean the participant. “VALIC” means The Variable Annuity Life Insurance Company, the investment adviser to ARC I.

Individuals participate in these Funds through an annuity contract or variable life insurance policy (collectively, the “Contracts” and each a “Contract”) with VALIC or one of its affiliates, through a qualifying employer-sponsored retirement plan (collectively, the “Plans” and each a “Plan”), or Individual Retirement Accounts (“IRAs”) under which the Funds may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC or an IRA in which VALIC serves as the custodian/trustee should be directed, in writing, to AIG Retirement Client Services, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

About the Funds

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by ARC I’s Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund’s investment strategy that requires 80% of its net assets to be invested in certain securities. ARC I may change these strategies without investor approval; however, investors will receive 60 days notice prior to any such change.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund’s investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objectives.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

3

International Equities Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in large-cap stocks domiciled in developed markets located outside North America, utilizing both active and passive investment strategies. “Net assets” will take into account borrowings for investment purposes.

The Fund’s active investment strategy utilizes both quantitative and fundamental research and techniques to select securities, and combined with the Fund’s passive investment strategy, has with the objective of modest out performance relative to the Morgan Stanley Capital International, Europe, Australasia and the Far East Index.

In addition to common stocks, the Fund may invest up to 20% of net assets in other securities, including convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Geographic Concentration Risk: When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Fund’s investments and investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging market countries.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by the sub-adviser, may fail to produce the intended return.

4

International Equities Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the MSCI EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was –11.45%.

Best quarter:  21.36%, quarter ending December 31, 1998

Worst quarter:  –20.63%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the MSCI EAFE Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	8.77%	19.06%	6.76%
MSCI EAFE Index	11.17%	21.59%	8.66%

The MSCI EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

5

Mid Cap Index Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400® Index (the “Index”).

Investment Strategy
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Under normal circumstances, at least 80% of the Fund’s net assets are invested in stocks that are in the Index. “Net assets” will take into account borrowings for investment purposes. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of net assets in investments that are not in the Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. One reason why the performance of the Fund will not match the index exactly is that an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund’s performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund’s performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Mid-Cap Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

6

Mid Cap Index Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P MidCap 400® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. From October 1, 1999, to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties of the Fund effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was –3.94%.

Best quarter:  28.22%, quarter ending December 31, 1998

Worst quarter:  –16.63%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the S&P MidCap 400® Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	7.64%	15.80%	10.84%
S&P MidCap 400® Index	7.98%	16.19%	11.19%

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

“Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400®” are trademarks of S&P. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

7

Money Market I Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)

Investment Objective
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Investment Strategy
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940. These practices are designed to minimize any fluctuation in the value of the Fund’s portfolio.

The investments this Fund may buy include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

-	Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion;

-	Commercial paper sold by corporations and finance companies;

-	Corporate debt obligations with remaining maturities of 13 months or less;

-	Repurchase agreements;

-	Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund’s net assets);

-	Asset-backed securities;

-	Adjustable rate securities;

-	Variable rate demand notes; and

-	Illiquid securities (limited to 10% of the Fund’s net assets)

Investment Risk
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because of the following principal risks the value of your investment may fluctuate and you could lose money:

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Interest Rate Fluctuations Risk: The volatility of fixed income securities is due principally to changes in interest rates. The market value of money market securities and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Credit Risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the T-Bill 3 Month Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIG SAAMCo assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was 1.33%.

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Money Market I Fund

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.12%, quarter ending March 31, 2004

This table compares the Fund’s average annual returns to the returns of the T-Bill 3 Month Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	4.69%	2.67%	3.41%
T-Bill 3 Month Index	4.40%	2.90%	3.51%

The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

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Stock Index Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index (the “Index”).

Investment Strategy
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not in the Index, including common stock and related securities, and high quality money market securities. “Net assets” will take into account borrowings for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk:  Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk:  The Fund is managed to an Index, the Index. Therefore, the Fund’s performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund’s performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk:  The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

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Stock Index Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was −12.05%.

Best quarter:  21.21%, quarter ending December 31, 1998

Worst quarter:  −17.39%, quarter ending September 30, 2002

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	5.13%	12.44%	5.56%
S&P 500® Index	5.49%	12.83%	5.91%

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

“Standard & Poor’s®,” “S&P®,” and “S&P 500®,” are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

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Expense Summary

The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund’s annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered. Please see your Contract prospectus or Plan document for more details on such fees.

Shareholder Fees (fees paid directly from your account): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	International	Mid Cap	Money
	Equities	Index	Market I(1)	Stock Index
Management Fees	0.30%	0.27%	0.40%	0.24%
Other Expenses	0.21%	0.11%	0.11%	0.11%
Acquired Fund Fees and Expenses(3)	0.01%	N/A	N/A	N/A
Total Fund Operating Expenses	0.52%	0.38%	0.51%	0.35%
Expense Reimbursement	0.00%	0.00%	0.00%	0.00%
Net Expenses	0.52%	0.38%	0.51% (2)	0.35%

(1)	VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2009, subject to termination by the Board of Directors, including a majority of the Independent Directors.

(2)	The Adviser has agreed to waive its fees and/or reimburse expenses to the extent necessary, so that the Total Annual Fund Operating Expenses of the Money Market I Fund do not exceed 0.55%.

(3)	“Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles. The fees and expenses will vary based on the Fund’s allocation of assets to, and the annualized new expenses of, the particular Acquired Fund. The impact of these fees and expenses is reflected in Net Expenses.
Example

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

International Equities	$53	$167	$291	$653
Mid Cap Index	$39	$122	$213	$480
Money Market I	$52	$164	$285	$640
Stock Index	$36	$113	$197	$443

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Investment Glossary

Each Fund’s principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”), which allows the purchase of only high quality money market instruments.

American Depositary Receipts (“ADRs”)
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds’ objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Diversification
Each Fund’s diversification policy limits the amount that the Fund may invest in certain securities. Each Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act.

Equity Securities
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock — Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Exchange-Traded Funds (“ETFs”)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

Fixed Income Securities
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of

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the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poors Ratings Services (“S&P”) have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it’s very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see “Mortgage-Related Securities.”

Foreign Currency
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

Foreign Securities
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Illiquid Securities
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by ARC’s Board of Directors. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund’s limitation on illiquid securities.

Lending Portfolio Securities
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the “Custodian”) holds the cash and portfolio securities of ARC I as Custodian.

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Loan Participations and Assignments
Loan participations and assignments are investments in which a Fund acquires some or all of the interest in a loan to a corporate borrower made by a bank or other lending institution. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

-	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-	Commercial paper sold by corporations and finance companies.

-	Corporate debt obligations with remaining maturities of 13 months or less.

-	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

Mortgage-Related Securities
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”)) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

Temporary Defensive Investment Strategy
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

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About Portfolio Turnover

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund’s expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund’s transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

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About ARC I’s Management

Investment Adviser
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with ARC I. As investment adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and ARC I provides for ARC I to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by ARC I include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the “Investment Adviser” section in the Statement of Additional Information.

Investment Sub-Advisers
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Funds according to each Fund’s investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. ARC I has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. ARC I and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser’s affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser’s affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds. A discussion of the basis for the Board of Directors’ approval of the investment advisory and sub-advisory agreements is available in ARC I’s most recent annual report for the period ended May 31 and/or its most recent semi-annual report for the period ended November 30. For information on obtaining an annual or semi-annual report to shareholders, see the section Interested in Learning More.

ARC I relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, ARC I will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund(s) that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

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The Sub-Advisers are:

AIG Global Investment Corp.
AIG SunAmerica Asset Management Corp.

International Equities Fund
Mid Cap Index Fund
Stock Index Fund

AIG Global Investment Corp. (“AIGGIC”)
70 Pine Street, New York, New York 10270

AIGGIC is an indirect wholly-owned subsidiary of American International Group Inc. (“AIG”) and is a part of AIG Investments. AIG Investments comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of June 30, 2008, AIG Investments managed approximately $758 billion, of which approximately $621 billion relates to client assets. These figures do not include assets sub-advised to third party managers.

Teams make decisions for the Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the International Equities Fund are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Shinichi Haneda and John P. Toohey. Mr. Kurtz joined AIG Investments with the acquisition of American General Investment Management (“AGIM”) in 2001. As a Senior Portfolio Manager, he is responsible for the management and trading of the wide variety of domestic and international equity index funds managed by AIG Investments. In addition, Mr. Kurtz and his team provide equity derivative and passive trading support for AIG Investments’ traditional and enhanced equity products. Prior to AIG Investments, Mr. Kurtz worked at Sears Investment Management Co., the retirement fund management subsidiary of Sears, Roebuck and Co. from 1978 to 2000. Lan Cai joined AIG Investments in 2000 and serves as Portfolio Manager for U.S. Equities, with responsibility for managing merger arbitrage portfolios, research-enhanced index portfolios and insured index funds. She also sits on the AIG Derivatives Committee, which oversees firm wide derivatives transactions and structured financial products. Timothy Campion joined AIG Investments in 1999. He is a Portfolio Manager responsible for enhanced index products. Shinichi Haneda joined AIG Investments with the acquisition of Chiyoda Life Capital Management Co., Ltd. in 2002. Mr. Haneda is responsible for foreign equity investment in pension accounts and private placement funds that are sub-advised by AIG Investments. John P. Toohey joined AIG Investments in 2000 and is a Managing Director of AIG Pension. He is responsible for overseeing the asset allocation and investment supporting AIG pension plans worldwide. From December 2000 to November 2003, he was Vice President, AIG Investments Global Risk Management. In this capacity, he was responsible for quantitative analysis relating to the AIG insurance company investment portfolios. Mr. Toohey joined AIG in 2000. Prior to AIG, he spent 11 years at MetLife. Please see above for biographies of Ms. Cai and Messrs. Campion and Kurtz.

Investment decisions for the Mid Cap Index and Stock Index Funds are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion and John P. Toohey. Please see above for biographies of each of the team members.

Money Market I Fund

AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)
Harborside Financial Center, 3200 Plaza 5
Jersey City, New Jersey 07311

AIG SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2008, AIG SAAMCo managed, advised and/or administered more than $49.7 billion in assets.

AIG SAAMCo’s Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

How VALIC is Paid for its Services

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2008.

Advisory Fee Paid
(as a percentage of average
Fund Name	daily net assets)

International Equities Fund	0.30%
Mid Cap Index Fund	0.27%
Money Market I Fund	0.40%
Stock Index Fund	0.24%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

Payments in Connection with Distribution

VALIC receives financial support from certain investment sub-advisers for distribution-related activities, including support to help offset costs for training to support sales of the Funds. Payments may be derived from investment management fees received by the sub-advisers.

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Account Information

ARC I Shares
ARC I is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, ARC I offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the “Plans”) and IRAs.

Buying and Selling Shares
As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up ARC I. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Funds according to your instructions.

After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Funds, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

-	any minimum initial investment amount and/or limitations on periodic investments;

-	how to purchase, redeem or exchange your interest in the Funds;

-	how to obtain information about your account, including account statements; and

-	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.

None of the Funds currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, ARC I reserves the right to refuse to sell shares of any Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Although ARC I normally redeems Fund shares for cash, ARC I has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-term Trading
The Funds, which are offered only through Contracts, Plans or IRAs, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors has adopted policies and procedures with respect to market timing activity as discussed below.

ARC I believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities, they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may also occur because of time zone differences between the foreign markets on which a Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timers might try to purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value. One of the objectives of ARC I’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Funds are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of ARC I to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. ARC I’s policy is that the Funds will rely on the Financial Intermediaries to monitor market timing within a Fund to the extent that ARC I believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of a Fund.

There is no guarantee that ARC I will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not ARC I detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which ARC I becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. ARC I has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. ARC I reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received

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from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that ARC I determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by ARC I.

Selective Disclosure of Portfolio Holdings
ARC I’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Statement of Additional Information.

How Shares are Valued
The net asset value per share (“NAV”) for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade.

The securities held by the Money Market I Fund and short-term securities maturing within 60 days held by other Funds are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market I Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid annually, except for the Money Market I Fund, which declares and pays dividends daily. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences
As the owner of a Contract, a participant under your employer’s Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus, Plan document or custodial agreement for further information concerning the federal income tax consequences to you of investing in the Funds.

The Funds will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Funds incur foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Funds. The benefits to VALIC will not be passed to you or the Funds.

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Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended 2008 has been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of ARC I, whose report, along with the Funds’ financial statements, is included in the ARC I annual report to shareholders which is available upon request.

PricewaterhouseCoopers was appointed by the Audit Committee of ARC I’s Board of Directors as the new independent registered public accounting firm. Such appointment was ratified and approved by the independent directors of the Board. Information prior to fiscal year 2008 was audited by Ernst & Young, LLP.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	International Equities Fund						Mid Cap Index Fund
	Year Ended May 31,						Year Ended May 31,
	2008	2007	2006	2005		2004	2008	2007	2006		2005	2004

PER SHARE DATA
Net asset value at beginning of period	$11.29	$9.79	$7.56	$6.80		$5.50	$26.62	$23.72	$21.46		$19.41	$15.62

Income (loss) from investment operations:
Net investment income (loss)(d)	0.31	0.25	0.19	0.16		0.12	0.26	0.30	0.25		0.19	0.14
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.75)	2.02	2.09	0.73		1.29	(1.05)	4.38	3.00		2.42	3.94

Total income (loss) from investment operations	(0.44)	2.27	2.28	0.89		1.41	(0.79)	4.68	3.25		2.61	4.08

Distributions from:
Net investment income	(0.26)	(0.16)	(0.05)	(0.13)		(0.11)	(0.30)	(0.12)	(0.11)		(0.19)	(0.15)
Net realized gain on securities	(0.22)	(0.61)	—	—		—	(1.65)	(1.66)	(0.88)		(0.37)	(0.14)

Total distributions	(0.48)	(0.77)	(0.05)	(0.13)		(0.11)	(1.95)	(1.78)	(0.99)		(0.56)	(0.29)

Net asset value at end of period	$10.37	$11.29	$9.79	$7.56		$6.80	$23.88	$26.62	$23.72		$21.46	$19.41

TOTAL RETURN(a)	(3.91)%	24.05%	30.32%	13.10	%(e)	25.78%	(2.73)%	20.77%	15.35	%(f)	13.50%	26.22%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.51%	0.50%	0.56%	0.67%		0.61%	0.38%	0.38%	0.39%		0.40%	0.41%
Ratio of expenses to average net assets(c)	0.51%	0.50%	0.56%	0.67%		0.61%	0.38%	0.38%	0.39%		0.40%	0.41%
Ratio of expense reductions to average net assets	—	—	—	—		—	—	—	—		—	—
Ratio of net investment income (loss) to average net assets(b)	2.87%	2.45%	2.19%	2.17%		1.96%	1.08%	1.27%	1.09%		0.95%	0.80%
Ratio of net investment income (loss) to average net assets(c)	2.87%	2.45%	2.19%	2.17%		1.96%	1.08%	1.27%	1.09%		0.95%	0.80%
Portfolio turnover rate	104%	47%	98%	68%		12%	21%	14%	19%		14%	11%
Number of shares outstanding at end of period (000’s)	106,313	97,164	83,906	65,340		29,964	112,050	115,417	101,116		89,704	80,118
Net assets at end of period (000’s)	$1,102,850	$1,097,046	$821,577	$493,945		$203,768	$2,676,198	$3,071,995	$2,398,610		$1,925,334	$1,554,815

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(f)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

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Financial Highlights — (continued)

	Money Market I Fund					Stock Index Fund
	Year Ended May 31,					Year Ended May 31,
	2008	2007	2006	2005	2004	2008	2007	2006	2005	2004

PER SHARE DATA
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$39.80	$33.87	$32.17	$30.74	$26.51

Income (loss) from investment operations:
Net investment income (loss)(d)	0.04	0.05	0.04	0.01	0.01	0.60	0.58	0.53	0.54	0.39
Net realized and unrealized gain (loss) on investments and foreign currencies	—	—	—	—	—	(3.30)	6.86	2.11	1.88	4.33

Total income (loss) from investment operations	0.04	0.05	0.04	0.01	0.01	(2.70)	7.44	2.64	2.42	4.72

Distributions from:
Net investment income	(0.04)	(0.05)	(0.04)	(0.01)	(0.01)	(0.61)	(0.31)	(0.25)	(0.54)	(0.39)
Net realized gain on securities	—	—	—	—	—	(1.89)	(1.20)	(0.69)	(0.45)	(0.10)

Total distributions	(0.04)	(0.05)	(0.04)	(0.01)	(0.01)	(2.50)	(1.51)	(0.94)	(0.99)	(0.49)

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$34.60	$39.80	$33.87	$32.17	$30.74

TOTAL RETURN(a)	3.82%	4.90%	3.61%	1.46%	0.51%	(6.98)%	22.37%	8.27%	7.89%	17.90%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.51%	0.52%	0.53%	0.57%	0.60%	0.35%	0.35%	0.36%	0.38%	0.38%
Ratio of expenses to average net assets(c)	0.51%	0.52%	0.56%	0.61%	0.64%	0.35%	0.35%	0.36%	0.38%	0.38%
Ratio of expense reductions to average net assets	—	—	—	—	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	3.72%	4.80%	3.56%	1.43%	0.51%	1.64%	1.58%	1.57%	1.72%	1.33%
Ratio of net investment income (loss) to average net assets(c)	3.72%	4.80%	3.54%	1.40%	0.47%	1.64%	1.58%	1.57%	1.72%	1.33%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A	5%	4%	7%	5%	3%
Number of shares outstanding at end of period (000’s)	572,369	516,352	442,628	407,934	453,707	124,600	133,576	140,078	138,996	137,616
Net assets at end of period (000’s)	$572,434	$516,352	$442,628	$407,933	$453,707	$4,311,083	$5,316,922	$4,744,289	$4,471,146	$4,230,395

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

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Interested in Learning More?

The Statement of Additional Information (SAI) incorporated by reference into this prospectus contains additional information about ARC I’s operations.

Further information about the Funds’ investments is available in ARC I’s annual and semi-annual reports to shareholders. ARC I’s annual report discusses market conditions and investment strategies that significantly affected the Funds’ performance results during its last fiscal year.

AIG Retirement can provide you with a free copy of these materials or other information about ARC I. You may reach AIG Retirement by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

ARC I’s prospectus, SAI, and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Funds as investment options.

The Securities and Exchange Commission also maintains copies of these documents:

•	To view information online: Access the SEC’s web site at http://www.sec.gov.

•	To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-03738.

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AIG Retirement Company I
2929 Allen Parkway
Houston, Texas 77019

October 1, 2008

Prospectus

AIG Retirement Company I (“ARC I”) is a mutual fund made up of 33 separate funds, one of which is described in this prospectus. The investment objective of the Money Market I Fund (the “Fund”) is income through investments in short-term money market securities. The Fund is explained in more detail on its Fact Sheet contained in this prospectus.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

2

Welcome

This prospectus provides you with information you need to know before investing in the Fund. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words “you” and “your” mean the participant. “VALIC” means The Variable Annuity Life Insurance Company, the investment adviser to ARC I.

Individuals participate in the Fund through an annuity contract or variable life insurance policy (collectively, the “Contracts” and each a “Contract”) with VALIC or one of its affiliates, through a qualifying employer-sponsored retirement plan (collectively, the “Plans” and each a “Plan”), or Individual Retirement Accounts (“IRAs”) under which the Fund may be offered without adversely affecting its availability under the Contracts.

All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC or an IRA in which VALIC serves as the custodian/trustee should be directed, in writing, to AIG Retirement Client Services, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

About the Fund

The investment objective and strategies for the Fund are non-fundamental and may be changed by ARC I’s Board of Directors without investor approval. Investors will be given written notice in advance of any change to the Fund’s investment strategy that requires 80% of its net assets to be invested in certain securities. ARC I may change these strategies without investor approval; however, investors will receive 60 days notice prior to any such change.

From time to time, the Funds may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on the Fund’s investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment objective.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

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Money Market I Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)

Investment Objective
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Investment Strategy
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940. These practices are designed to minimize any fluctuation in the value of the Fund’s portfolio.

The investments this Fund may buy include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

-	Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion;

-	Commercial paper sold by corporations and finance companies;

-	Corporate debt obligations with remaining maturities of 13 months or less;

-	Repurchase agreements;

-	Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund’s net assets);

-	Asset-backed securities;

-	Adjustable rate securities;

-	Variable rate demand notes; and

-	Illiquid securities (limited to 10% of the Fund’s net assets)

Investment Risk
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because of the following principal risks the value of your investment may fluctuate and you could lose money:

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Interest Rate Fluctuations Risk: The volatility of fixed income securities is due principally to changes in interest rates. The market value of money market securities and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Credit Risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the T-Bill 3 Month Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIG SAAMCo assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2008, the Fund’s return was 1.33%.

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Money Market I Fund

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.12%, quarter ending March 31, 2004

This table compares the Fund’s average annual returns to the returns of the T-Bill 3 Month Index for the periods shown.

As of December 31, 2007	1 Year	5 Years	10 Years

The Fund	4.69%	2.67%	3.41%
T-Bill 3 Month Index	4.40%	2.90%	3.51%

The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

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Expense Summary

The table below describes the fees and expenses you may pay if you remain invested in the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered. Please see your Contract prospectus or Plan document for more details on such fees.

Shareholder Fees (fees paid directly from your account): Not applicable

The Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

	Money
	Market I
Management Fees	0.40%
Other Expenses	0.11%
Total Fund Operating Expenses	0.51%
Expense Reimbursement	0.00%
Net Expenses	0.51%	(1)

(1)	The Adviser has agreed to waive its fees and/or reimburse expenses to the extent necessary, so that the Total Annual Fund Operating Expenses do not exceed 0.55%. The expense limits will continue through September 30, 2009, subject to termination by the directors, including a majority of the Independent Directors.
Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Money Market I	$52	$164	$285	$640

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Investment Glossary

The Fund’s principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. The Fund may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. The Fund’s investments must comply with Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”), which allows the purchase of only high quality money market instruments.

Asset-Backed Securities
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Diversification
The Fund’s diversification policy limits the amount that the Fund may invest in certain securities. The Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act.

Fixed Income Securities
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poors Ratings Services (“S&P”) have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it’s very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see “Mortgage-Related Securities.”

Foreign Securities
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks,

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fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Illiquid Securities
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or the Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by ARC’s Board of Directors. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund’s limitation on illiquid securities.

Lending Portfolio Securities
The Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund.

A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Fund will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the “Custodian”) holds the cash and portfolio securities of ARC I as Custodian.

Money Market Securities
The Fund will invest part of its assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

-	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-	Commercial paper sold by corporations and finance companies.

-	Corporate debt obligations with remaining maturities of 13 months or less.

-	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

Mortgage-Related Securities
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”)) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

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Repurchase Agreements
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If the Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Fund may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. The Fund may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

When-Issued Securities
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Fund negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Fund may have a loss. If it sells at a higher price, the Fund may have a profit.

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About ARC I’s Management

Investment Adviser
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with ARC I. As investment adviser, VALIC oversees the day to day operations of the Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Fund.

The investment advisory agreement between VALIC and ARC I provides for ARC I to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by ARC I include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to the Fund in a manner approved by the Board of Directors. For more information on these agreements, see the “Investment Adviser” section in the Statement of Additional Information.

Investment Sub-Adviser
VALIC works with an investment sub-adviser for the Fund. The sub-adviser is a financial service company that specializes in certain types of investing. The sub-adviser’s role is to make investment decisions for the Fund according to the Fund’s investment objectives and restrictions. VALIC compensates the sub-adviser out of the fees it receives from the Fund.

According to the agreement VALIC has with the sub-adviser, VALIC will receive investment advice for the Fund. Under these agreements VALIC gives the sub-adviser the authority to buy and sell securities for the Fund. However, VALIC retains the responsibility for the overall management of the Fund. The sub-adviser may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that it selects. The sub-adviser may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits a sub-adviser, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. ARC I has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. ARC I and the sub-adviser have entered into a written contract, as required by the 1940 Act, to allow the sub-a dviser’s affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits the sub-adviser or a sub-adviser’s affiliate, acting as principal, from engaging in securities transactions with the Fund, without an exemptive order from the SEC.

VALIC and the sub-adviser may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

In selecting the sub-adviser, the Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund by the sub-adviser; (ii) the distinct investment objective and policies of the Fund; (iii) the history, reputation, qualification and background of the sub-adviser’s personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to the sub-adviser. The sub-advisory fees are not paid by the Fund. A discussion of the basis for the Board of Directors’ approval of the investment advisory and sub-advisory agreements is available in ARC I’s most recent annual report for the period ended May 31 and/or its most recent semi-annual report for the period ended November 30. For information on obtaining an annual or semi-annual report to shareholders, see the section Interested in Learning More.

ARC I relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change a sub-adviser when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, ARC I will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-adviser’s compliance with the Fund’s investment objective, policies and restrictions.

The Sub-Adviser is:

AIG SunAmerica Asset Management Corp. (“AIG SAAMCo”)
Harborside Financial Center, 3200 Plaza 5
Jersey City, New Jersey 07311

AIG SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2008, AIG SAAMCo managed, advised and/or administered more than $49.7 billion in assets.

AIG SAAMCo’s Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

How VALIC is Paid for its Services

The Fund pays VALIC a fee based on its average daily net asset value. The Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

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The Fund paid VALIC 0.40% of daily net assets for the fiscal year ended May 31, 2008.

The Investment Advisory Agreement entered into with the Fund does not limit how much the Fund pays in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

Payments in Connection with Distribution

VALIC receives financial support from the sub-adviser for distribution-related activities, including support to help offset costs for training to support sales of the Fund. Payments may be derived from investment management fees received by the sub-adviser.

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Account Information

ARC I Shares
ARC I is an open-end mutual fund and may offer shares of the Fund for sale at any time. However, ARC I offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the “Plans”) and IRAs.

Buying and Selling Shares
As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Fund. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Fund in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Fund according to your instructions.

After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Fund, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

-	any minimum initial investment amount and/or limitations on periodic investments;

-	how to purchase, redeem or exchange your interest in the Funds;

-	how to obtain information about your account, including account statements; and

-	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.

The Fund currently does not foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices. In addition, ARC I reserves the right to refuse to sell shares of the Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Although ARC I normally redeems Fund shares for cash, ARC I has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-term Trading
The Fund, which is offered only through Contracts, Plans or IRAs, is intended for long-term investment and not as a frequent short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund. The Board of Directors has adopted policies and procedures with respect to market timing activity as discussed below.

ARC I believes that market timing activity is not in the best interest of the participants of the Fund. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-adviser to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Shares of the Fund are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of ARC I to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. ARC I’s policy is that the Fund will rely on the Financial Intermediaries to monitor market timing within the Fund to the extent that ARC I believes that the Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of the Fund.

There is no guarantee that ARC I will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not ARC I detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which ARC I becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. ARC I has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. ARC I reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that ARC I determines not to be in the best interest of the Fund. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by ARC I.

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Selective Disclosure of Portfolio Holdings
ARC I’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Statement of Additional Information.

How Shares are Valued
The net asset value per share (“NAV”) for the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, the Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade.

The securities held by the Fund are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

During periods of extreme volatility or market crisis, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income
For the Fund, dividends from net investment income are declared and paid daily. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When the Fund sells a security for more than it paid for that security, a capital gain results. For the Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences
As the owner of a Contract, a participant under your employer’s Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus, Plan document or custodial agreement for further information concerning the federal income tax consequences to you of investing in the Fund.

The Fund will annually designate certain amounts of its dividends paid as eligible for the dividend received deduction. If the Fund incurs foreign taxes, it will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Fund. The benefits to VALIC will not be passed to you or the Fund.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended 2008 has been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of ARC I, whose report, along with the Fund’s financial statements, is included in the ARC I annual report to shareholders which is available upon request.

PricewaterhouseCoopers was appointed by the Audit Committee of ARC I’s Board of Directors as the new independent registered public accounting firm. Such appointment was ratified and approved by the independent directors of the Board. Information prior to fiscal year 2008 was audited by Ernst & Young, LLP.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Money Market I Fund
	Year Ended May 31,
	2008	2007	2006	2005	2004

PER SHARE DATA
Net asset value at beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.04	0.05	0.04	0.01	0.01
Net realized and unrealized gain (loss) on investments and foreign currencies	—	—	—	—	—

Total income (loss) from investment operations	0.04	0.05	0.04	0.01	0.01

Distributions from:
Net investment income	(0.04)	(0.05)	(0.04)	(0.01)	(0.01)
Net realized gain on securities	—	—	—	—	—

Total distributions	(0.04)	(0.05)	(0.04)	(0.01)	(0.01)

Net asset value at end of period	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN(a)	3.82%	4.90%	3.61%	1.46%	0.51%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.51%	0.52%	0.53%	0.57%	0.60%
Ratio of expenses to average net assets(c)	0.51%	0.52%	0.56%	0.61%	0.64%
Ratio of expense reductions to average net assets	—	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	3.72%	4.80%	3.56%	1.43%	0.51%
Ratio of net investment income (loss) to average net assets(c)	3.72%	4.80%	3.54%	1.40%	0.47%
Portfolio turnover rate	N/A	N/A	N/A	N/A	N/A
Number of shares outstanding at end of period (000’s)	572,369	516,352	442,628	407,934	453,707
Net assets at end of period (000’s)	$572,434	$516,352	$442,628	$407,933	$453,707

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

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Interested in Learning More?

The Statement of Additional Information (SAI) incorporated by reference into this prospectus contains additional information about ARC I’s operations.

Further information about the Fund’s investments is available in ARC I’s annual and semi-annual reports to shareholders. ARC I’s annual report discusses market conditions and investment strategies that significantly affected the Fund’s performance results during its last fiscal year.

AIG Retirement can provide you with a free copy of these materials or other information about ARC I. You may reach AIG Retirement by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

ARC I’s prospectus, SAI, and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Funds as investment options.

The Securities and Exchange Commission also maintains copies of these documents:

•	To view information online: Access the SEC’s web site at http://www.sec.gov.

•	To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-03738.

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